UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07840

Schroder Series Trust
(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Schroder Series Trust P.O. Box 8507 Boston, MA 02266
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-464-3108

Date of fiscal year end:	October 31, 2012

Date of reporting period:	October 31, 2012

Item 1.    Reports to Stockholders.

Schroder Mutual Funds

October 31, 2012	Annual Report

Schroder North American Equity Fund

Schroder U.S. Opportunities Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

Schroder Emerging Market Equity Fund

Schroder International Alpha Fund

Schroder International Multi-Cap Value Fund

Schroder Global Quality Fund

Schroder Total Return Fixed Income Fund

Schroder Absolute Return EMD and Currency Fund

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	3

Schedules of Investments

North American Equity Fund	25

U.S. Opportunities Fund	34

U.S. Small and Mid Cap Opportunities Fund	37

Emerging Market Equity Fund	40

International Alpha Fund	43

International Multi-Cap Value Fund	45

Global Quality Fund	61

Total Return Fixed Income Fund	72

Absolute Return EMD and Currency Fund	82

Statements of Assets and Liabilities	88

Statements of Operations	90

Statements of Changes in Net Assets	92

Financial Highlights	96

Notes to Financial Statements	100

Report of Independent Registered Public Accounting Firm	116

Information Regarding Review and Approval of Investment Advisory Contracts	117

Disclosure of Fund Expenses	121

Trustees and Officers	123

Notice to Shareholders	125

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

December 5, 2012

Dear Shareholder:

The world economy continues to face a period of sluggish growth and recent data has supported this view with surveys on the manufacturing sector broadly softening. In part, this has been driven by a fading inventory cycle which had rebounded after last year’s supply chain disruptions.

Meanwhile, the lack of resolution in the Euro crisis continues to plague activity and sentiment with the expectation of a Spanish bailout keeping markets in anticipation. However, the tail risk in this region has been reduced given the recent intervention by the European Central Bank (ECB). The ECB President Mario Draghi said that he would do “whatever it takes” to save the Euro and he has followed up with a plan to buy bonds in potentially unlimited amounts.

Global monetary policy is set to remain accommodative with central banks in the major developed economies expected to keep interest rates low for an extended period. This is underscored by the Fed’s intention to maintain current rates until mid-2015. The US central bank has also recently announced Quantitative Easing (QE) 3, which is worth $40 billion per month of mortgage-backed security purchases. At the same time, the ECB has moved a step further with its commitment in buying peripheral European debt. In the UK, the Bank of England has expanded asset purchases this year and is expected to provide additional stimulus further down the road. For emerging central banks, such as China, we expect to see more cuts in interest rates and bank reserve ratios.

While the cyclical growth dynamics over the last three months have continued to disappoint, investors are likely to continue searching for yield as interest rates remain pinned to the floor. This is expected to push investors along the risk curve in 2013 into credit and higher yielding equities.

Having been at the heart of the financial crisis, the housing market in the US is showing signs of life with starts and sales picking up significantly. Stronger residential investment and construction employment will help the recovery. However, having shrunk to a fraction of its previous size, the housing sector’s ability to impact wider GDP has been diminished. Furthermore, the upswing does not seem to have been driven by mortgage borrowing as households continue to de-leverage. For a revival in mortgage lending we will probably need to see a sustained rise in house prices as negative equity is one of the key factors holding back the willingness and ability to take on more debt. Home prices have fallen significantly in the US, pushing many households underwater such that the value of their mortgage exceeds the value of their property.

While we expect the US to avoid the “fiscal cliff” with a deal being achieved in Congress before year-end, we still expect a tightening of fiscal policy of 1.5% of GDP in 2013. Given recent evidence of the increased power of fiscal policy to hit growth, this will still be a significant dampener on activity.

In addition, with several countries currently tightening fiscal policy together, external demand is also likely to be weak, limiting the ability of the economy to grow through the export channel. This effect is often enhanced by a fall in the exchange rate of the country tightening fiscal policy, an effect which is likely to be muted or even absent when several countries are tightening their budgets simultaneously. This suggests that even with a fiscal tightening of 1.5% of GDP, the US economy will struggle to grow much above 2% in 2013 and the outcome could be worse.

We remain constructive on equities where we favor high quality companies with strong balance sheets, as these companies are more likely to continue paying dividends. We still favor the US and UK on a relative basis because of their defensive, lower beta characteristics.

In comparison, our stance on other markets is broadly neutral. Both Pacific ex Japan and emerging markets are exposed to downside risk to global and Chinese growth, though lower inflation in the emerging region we expect will provide greater room for monetary and fiscal stimulus.

Meanwhile, we have become less negative on European equities given attractive valuations and reduced risks from the region resulting from the ECB’s commitment in buying peripheral European bonds. On Japan, the recent stimulus measures by the authorities have to be balanced with the strength of the yen, which puts a cap on the export-driven equity market.

As we stated in the Funds’ Semi-Annual Report, in this type of environment, we believe that the investor who maintains a diversified portfolio — both across asset classes and geographic borders — should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors or regions. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA
President

The views expressed in the following report were those of each respective Fund’s portfolio management team as of the date specified, and may not reflect the views of the portfolio managers on the date this Annual Report is published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in these reports may no longer be held by the Funds and therefore may no longer appear in the Schedules of Investments as of October 31, 2012.

Schroder North American Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2012)

Performance

For the twelve-month period ended October 31, 2012, the Schroder North American Equity Fund (the “Fund”) rose 13.59% (Investor Shares) and 13.04% (Advisor Shares).  For the same twelve-month period, the S&P 500 Index (the “Index”) rose by 15.21%.

Market Background

US equity markets enjoyed solid gains overall for the year ended October 31, 2012, as improving economic indicators boosted sentiment. Investors shrugged off lingering concerns about European debt and Chinese growth as the US unemployment rate eased, house prices and consumer confidence rose and Gross Domestic Product (GDP) data moved in the right direction.

Despite market volatility in the fourth quarter of 2011, US equities proved the best performing region overall. Improving employment, consumer confidence, and services and manufacturing data buoyed sentiment. In addition, confidence rose on the back of some good corporate earnings results and the coordinated action taken by the US Federal Reserve Bank and five other major central banks to ease the dollar funding pressure.

The optimism extended into the first quarter of 2012 with US equities recording their strongest first-quarter gains since 1998. The US labor market added nearly three quarters of a million jobs over the quarter, boosting hopes for the global economic growth outlook.

Sentiment subsequently began to deteriorate as concerns about economic and fiscal stability in peripheral Europe and worries of a slowdown in China re-emerged, while the looming US “fiscal cliff” and weakening demand raised fears that the US economy would be unable to return to a more robust rate of growth in the near term.

However, in a continued bid to bring down long-term interest rates, the Federal Open Market Committee agreed to extend ‘Operation Twist’, while the Fed’s launch of a third round of quantitative easing towards the end of the period boosted confidence and helped to secure positive equity market returns over the period as a whole.

Cyclical sectors benefited from growing risk appetite over the period. House-builders and building-related companies outperformed, along with banking stocks, retailers and oil-services names. Pockets of risk aversion also supported traditionally defensive stocks, such as tobacco companies, pharmaceuticals and telecommunications.

Portfolio Review

Both the Fund and Index delivered absolute gains over the period, although the Fund’s returns lagged the Index. Weaker stock selection among media, retail and machinery holdings, along with the Fund’s larger relative exposure to resource and mining stocks, accounted for the majority of this performance gap.

In terms of contributors, real estate stocks outperformed while good performance by biotechnology and managed healthcare companies offset underperforming healthcare providers. The Fund’s underweight allocation to utilities stocks also added value as this sector underperformed the market.

Outlook

The Fund remains well diversified in a broad range of opportunities across the market, and we believe it is structured to perform across a broad range of market environments. Multiple investment strategies are spread across a large number of small stock positions to capture broad themes and limit stock-specific risk while top down risks (such as those arising from region and sector positions) are carefully managed.

Within cyclical parts of the market, we prefer technology stocks, specifically semiconductors and hardware. Consumer discretionary remains an underweight within the Fund’s portfolio.

Within defensives, we are overweight healthcare favouring healthcare equipment and service providers. The Fund continues to hold an underweight allocation to utilities.

Within resources, we retain a preference for energy but selectively favour mining stocks that demonstrate very high levels of profitability.

In addition, the Fund’s strategy remains focused on higher-quality companies within financials.

Comparison of Change in the Value of a $10,000 Investment in the Schroder North American Equity Fund

Investor and Advisor Shares vs. the Standard & Poor’s (S&P) 500 Index.

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2012	Five Years Ended October 31, 2012 (a)	Annualized Since Inception
Schroder North American Equity Fund —
Investor Shares	13.59%	0.40%	6.05	%(b)
Advisor Shares	13.04%	0.04%	5.68	%(c)
Standard & Poor’s (S&P) 500 Index	15.21%	0.36%	5.68%

(a)	Average annual total return.
(b)	The Investor Shares commenced operations on September 17, 2003.
(c)

The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the above table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
Apple	4.2%
ExxonMobil	3.3
Chevron	1.8
Microsoft	1.7
International Business Machines	1.7

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Net Assets
Information Technology	17.8%
Financials	14.8
Healthcare	13.8
Energy	10.9
Industrials	9.9
Consumer Staples	9.9
Consumer Discretionary	8.7
Materials	3.1
Telecommunication Services	2.5
Utilities	1.8
Short-Term Investment	6.5
Other Assets and Liabilities	0.3

Schroder U.S. Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2012)

Performance

For the twelve-month period ended October 31, 2012, the Schroder U.S. Opportunities Fund (the “Fund”) rose 10.00% (Investor Shares) and 9.76% (Advisor Shares) compared to the Russell 2000 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 12.08%.

Market Background

The one-year period had divergent sub-periods which could be characterized as “risk on/risk off”.  The period began rather quietly (i.e., “risk off”) as returns for November and December 2011 were both close to flat.  Once the calendar turned, the market rose sharply for the first three months of the year (“risk on”) with a return for the Index of 12.44%.  There was optimism about the US economy until April when concerns rose about the slow pace of recovery in the jobs market in tandem along with worries about US consumer spending combined with renewed worrisome headlines from Europe.  As a result, the market returned to a “risk off” posture and pulled back fairly sharply in April and May.  A positive return in June led to a full second quarter return of -3.47% for the Index.  Investors began asking whether this was a replay of the market pullback in the second and third quarters of 2011.  The third quarter began with a decline in July but August and September returns were good and the full quarter return, as measured by the Index, was 5.25%.  Then in October the market hit another skid, with the Index dropping by 2.17%.  In general, macroeconomic news has played a powerful role this year. Global events such as the sovereign debt crisis in Europe, slowing economic growth in China and domestic developments such as slow US Gross Domestic Product (GDP) growth, actions by the Federal Reserve and the Presidential and Congressional elections all had market impact at points during the year.

Portfolio Review

The Fund underperformed the Index for the year ending October 31, 2012.  Underperformance was driven in part by changing market conditions and by portfolio holdings.  The impact of beta clearly varied by sub-period.

Over the twelve-month reporting period, higher beta stocks outperformed lower beta issues.  The Fund’s investment style leads us to overweight the lower beta segments of the Index and underweight high beta.  Interestingly, capitalization was much less of a factor than it has been in some other periods.  There was no clear pattern of returns across the capitalization deciles.

From a sector/stock perspective, the Fund suffered from poor stock selection in financials with the biggest detractor being our underweight in real estate investment trusts (REITs).  The Fund’s exposure was 2.6% over the year while the industry weight was 8.7%.  REITs rose by 19.6% as investors sought yield-oriented stocks.  Another key detractor in financials was in banking, where an underweight and lagging stock selection combined to create a relative performance drag on the Fund.  Value was added on mortgage-oriented and savings and loan companies, with Fund’s holding in Ocwen Financial rising by 166.0%.  The other key detractor was the Fund’s cash holding which averaged 9.85% during the year.  In a market rising by 12.07%, minimal returns available to cash were a drag on overall returns.

On the positive side, the Fund saw significant value added by stock selection in the healthcare, technology and utility sectors.  In health care, the Fund benefitted from holdings in MedAssets and Parexel International; in technology from AboveNet and Kenexa and in utilities Cleco was an important contributor.  MedAssets helps hospitals and health care systems in cost management by operating a group purchasing organization and also offers cost and revenue management consulting and analytical tools.  Parexel International is a contract research organization offering clinical trial management services to biopharmaceutical and pharmaceutical companies.  AboveNet, a communications technology concern, and Kenexa, a provider of human relations management software, both received takeover offers during the year.  Cleco is an electric utility engaged in generation and transmission of electricity within Louisiana with an attractive return on equity and growth path.

Outlook

We have expressed concerns over the past year about high levels of expected earnings from Wall Street. That concern remains as analysts are projecting 21% earnings growth for small cap stocks in 2013.  Given a generally slow growth economy and the unresolved issues surrounding the “fiscal cliff” we believe those estimates to be optimistic at the least.  We do believe that the actions of the Federal Reserve extending their low rate horizon into mid-2014 to 2015 have clearly indicated a background that is more hospitable to risk assets.  The negative at the time of this writing is the difficulties in Washington coming to resolution on fiscal cliff issues.  Without question, both sides have difficult compromises to make on taxes and spending, but it is important for the country that a resolution be found within a reasonable time frame.

Comparison of Change in the Value of a $10,000 Investment in
the Schroder U.S. Opportunities Fund — Investor and Advisor Shares vs. the Russell 2000 Index.

The Russell 2000 Index is a market capitalization weighted broad-based index of 2,000 small capitalization U.S. companies.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2012	Five Years Ended October 31, 2012 (a)	Ten Years Ended October 31, 2012 (a)
Schroder U.S. Opportunities Fund(b)(c) —
Investor Shares	10.00%	1.80%	11.00%
Advisor Shares	9.76%	1.55%	10.74	%(d)
Russell 2000 Index	12.08%	1.19%	9.58%

(a)	Average annual total return.
(b)

Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(c)

The portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 2, 2003. The performance results for periods prior to January 2, 2003 were achieved by the Fund under a different portfolio manager.

(d)

The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
IDACORP	1.9%
Waste Connections	1.6
Applied Industrial Technologies	1.6
Packaging Corp. of America	1.5
NorthWestern	1.5

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Net Assets
Consumer Discretionary	18.7%
Financial Services	15.0
Producer Durables	12.9
Healthcare	12.3
Technology	10.2
Materials & Processing	9.9
Utilities	5.4
Other Energy	4.3
Consumer Staples	1.9
Investment Company	0.5
Short-Term Investment	9.3
Other Assets and Liabilities	(0.4)

Schroder U.S. Small and Mid Cap Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2012)

Performance

For the twelve-month period ended October 31, 2012, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Fund”) rose 8.41% (Investor Shares) and 8.07% (Advisor Shares) compared to the Russell 2500 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 13.00%.

Market Background

The one-year period had divergent sub-periods which could be characterized as “risk on/risk off”.  The period began rather quietly (i.e., “risk off”) as returns for November and December 2011 were both close to flat.  The Fund kept pace for these two months. Once the year turned, the market rose sharply for the calendar quarter (“risk on”) with a return for the Index of 12.99%.  There was optimism about the US economy until April when concerns rose about the slow pace of recovery in the jobs market in tandem along with worries about US consumer spending combined with renewed worrisome headlines from Europe.  The market returned to a “risk off” posture and began to slide in April and pulled back sharply in May.  A positive return in June led to a full second quarter return for the Index of -4.14%.  Investors began asking whether this was a replay of the market pullback in the second and third quarters of 2011.  The third quarter began with a decline in July but August and September returns were good and the Index’s full quarter return was 5.57%.  Then in October the market hit another skid, dropping by 1.05%.  In general, macroeconomic news has played a powerful role this year.  Global events such as the sovereign debt crisis in Europe, slowing economic growth in China and domestic developments such as slow US GDP growth, actions by the Federal Reserve and the Presidential and Congressional elections all had market impact at points during the year.

Portfolio Review

The Fund underperformed the Index for the year ending October 31, 2012.  Underperformance was driven in part by changing market conditions and by portfolio holdings.  Impact of beta clearly varied by sub-period.

Over the twelve-month reporting period, higher beta stocks outperformed lower beta issues.  The Fund’s investment style leads us to overweight the lower beta segments of the Index and underweight high beta.  Interestingly, capitalization was much less of a factor than it has been in some other periods.  There was no clear pattern of returns across capitalization deciles.

From a sector/stock perspective, the Fund suffered from poor stock selection in financials with the biggest detractor being our underweight in real estate investment trusts (REITs).  The Fund’s exposure was 2.8% over the year while the industry weight was 8.3%.  REITs rose by 19.5% as investors sought yield-oriented stocks. So the significant underweight accounted for approximately one-third of our lag in the sector. Another key detractor in financials was in the bank industry, where an underweight and lagging stock selection combined to create a relative performance drag on the Fund. Key stock detractors included People’s United Financial and Reinsurance Group of America in the insurance industry.  The Fund added value in the financial data and systems industry with its holding in Verisk Analytics which rose by 45.4%.  The company provides key risk data services to the insurance industry. The other key detractor was the Fund’s cash holding which averaged 9.06% during the year.  In a market rising by 13.00%, minimal returns available to cash were a drag on overall returns.

On the positive side, the Fund saw significant value added by stock selection in the technology and materials & processing sectors.  In technology the Fund’s biggest contribution came from AboveNet, a communications technology company which received a takeover offer.  In the materials & processing sector a key driver of outperformance was the Fund’s exposure to two gold stocks: Yamana Gold and Royal Gold. Yamana Gold is a producer with mines throughout the Americas; Royal Gold is a royalty company.

Outlook

We have expressed concerns over the past year about high levels of expected earnings from Wall Street. That concern remains as analysts are projecting 21% earnings growth for small cap stocks in 2013.  Given a generally slow growth economy and the unresolved issues surrounding the “fiscal cliff” we believe those estimates to be optimistic at the least.  We do believe that the actions of the Federal Reserve extending their low rate horizon into mid-2014 to 2015 have clearly indicated a background that is more hospitable to risk assets.  The perceived negative at the time of this writing is the difficulties in Washington coming to resolution on fiscal cliff issues.  Without question, both sides have difficult compromises to make on taxes and spending, but it is important for the country that a resolution be found within a reasonable time frame.

Comparison of Change in the Value of a $10,000 Investment in the Schroder U.S. Small and Mid Cap Opportunities
Fund Investor and Advisor Shares vs. the Russell 2500 Index.

The Russell 2500 Index is a market capitalization weighted broad based index measuring the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 70% of the total market capitalization of the Russell 3000 Index.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2012	Five Years Ended October 31, 2012 (a)	Annualized Since Inception (b)
Schroder U.S. Small and Mid Cap Opportunities Fund —
Investor Shares	8.41%	1.72%	4.88%
Advisor Shares	8.07%	1.43%	4.61%
Russell 2500 Index	13.00%	2.06%	3.54%

(a)	Average annual total return.
(b)	From commencement of fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
Waste Connections	2.2%
Amdocs	2.1
Crown Holdings	1.9
Ross Stores	1.9
Questar	1.9

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Net Assets
Financial Services	17.1%
Consumer Discretionary	15.9
Healthcare	12.3
Materials & Processing	11.1
Technology	10.4
Producer Durables	10.3
Other Energy	7.0
Utilities	3.5
Consumer Staples	2.9
Auto & Transportation	1.9
Telecommunication Services	0.3
Short-Term Investment	7.8
Other Assets and Liabilities	(0.5)

Schroder Emerging Market Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2012)

Performance

For the twelve-month period ended October 31, 2012, the Schroder Emerging Market Equity Fund (the “Fund”) gained 6.77% (Investor Shares) and 6.57% (Advisor Shares), compared to the Morgan Stanley Capital International Emerging Markets Index (the “Index”), a broad-based basket of international stocks, which rose 2.63% during the same period.

Market Background

Global equity markets rallied over the year ending October 31, 2012. Earlier in the period, markets were boosted by the implementation of the second phase of the European Central Bank’s (ECB’s) Long Term Refinancing Operation (LTRO) and the approval of a second bailout for Greece. However, global markets suffered as Spain entered into recession and electoral uncertainty in France and Greece unsettled market participants.  Sentiment has since improved and markets have been supported by an easing of electoral uncertainty in Greece, firmer US and Chinese data and positive policy action in the eurozone and the US. In Europe, the ECB announced an unlimited sovereign bond purchasing programme to provide support for weak peripheral European economies. In the US, the Fed launched its third round of quantitative easing (QE3). The Index also rallied during the period but underperformed the MSCI World Index.

Emerging Asia was the strongest performing region over the period. The Philippine market strongly outperformed its regional peers. Growth has been resilient and the central bank’s inflation targeting regime has successfully contained inflation within its target range of 3-5%. Both Moody’s and Standard & Poor’s upgraded the country’s sovereign debt rating over the period to one notch below investment grade. Thailand was also a strong performer as the economy rebounded from widespread flooding in the second half of 2011 due to high levels of foreign direct investment and government spending, although recently this recovery appears be losing momentum. Malaysia outperformed with robust growth throughout the period, supported by the effects of the Economic Transformation Program and a cash stimulus created by pre-election government spending. The Chinese equity market outperformed the Index. Market sentiment was supported by selective policy easing, evidence of a soft landing for the economy and more recently, signs of stabilisation and even improvement in some sectors of the economy. Indonesia also outperformed, benefiting from its perceived lack of sensitivity to the eurozone crisis. Growth remained resilient throughout the period and both Fitch and Moody’s upgraded Indonesian sovereign debt to investment grade status.  South Korea also outperformed. At the start of the period data releases were generally positive but the global slowdown and the deceleration in Chinese growth have weighed on the Korean economy more recently, particularly on the export sector. On the domestic front, the government announced several stimulus measures during the period to provide support for the domestic economy. Taiwan underperformed the Index. As an export-dependent economy, Taiwan was adversely affected by the global slowdown over the fiscal period, experiencing a technical recession in the second half of 2011.  India underperformed as weakness in the rupee, elevated inflationary pressure and political gridlock weighed on returns.

The Europe, Middle East and Africa (EMEA) markets marginally outperformed wider emerging markets. The Turkish equity market performed strongly, benefiting from supportive global liquidity over the period and some improvement in the size and quality funding of the current account deficit. Egypt was also a strong performer, reflecting an easing of political risk. The Muslim Brotherhood emerged as the main party in the parliamentary elections and their presidential candidate, Mohammed Mursi, was sworn in as the country’s first democratically-elected civilian president. Both elections took place peacefully. In addition, sentiment has been supported by a variety of regional loans and the prospect of an International Monetary Fund (IMF) loan. The combination of this financial aid is expected to help support the country’s international reserves. Hungary outperformed as the market was supported by policy stimulus from eurozone authorities throughout the period. There were expectations for most of the period that Hungary would enter into a standby loan facility with the IMF, although this looks increasingly unlikely. South Africa’s outperformance was aided by resilient domestic consumption. However, industrial action in the mining sector, which is a key component of South Africa’s exports and is already under pressure due to the global slowdown, weighed on sentiment toward the end of the period. Poland underperformed, reflecting a slowing growth environment impacted by a wide fiscal deficit as well as slowing investment and consumption. The Czech Republic underperformed wider emerging markets. Annual growth was negative in the first two quarters of 2012 and domestic demand has been hampered by fiscal austerity and pension system reforms. Macroeconomic data releases were generally downbeat over the period, reflecting concerns about the economy’s exposure to developed Europe. The Russian market also underperformed. Electoral uncertainty weighed on the market at the beginning of the period as both parliamentary and presidential elections were marred by political unrest. The deteriorating investment environment, which is characterised by continuing capital outflows, has also weighed on sentiment. On the inflation front, the delay in utility hikes were supportive during the first half of 2012 but their implementation in June, combined with a poor Russian harvest, means inflation has been rising and is likely to remain structurally high going forward.

The emerging Latin American markets underperformed, dragged down by poor performance from Brazil. The Brazilian market was negatively affected by the slowdown in China’s economy and government interference in various sectors throughout the period, most notably in the banking and electricity sectors. The central bank reduced the SELIC rate from 11.5% to 7.25% over the period and the government announced a variety of stimulus measures designed to support the domestic economy. Colombia performed strongly over the period, supported by robust domestic growth at the beginning of the period. Concerned about an over-heating economy, the central bank raised interest rates during the period from 4.5% to 5.25%. Interest rates have since been lowered back to 4.75% owing to slowing domestic and global demand as well as improved inflation figures. Mexico also outperformed. Mexican growth has been resilient and on going expansion in the auto-related industry has helped boost the manufacturing sector. On the political front, Pena Nieto won the presidential elections in July 2012, which raised the prospect of reform to improve long-term growth. Despite continued unrest in the mining sector, Peru’s equity market outperformed its regional and wider emerging market peers supported by a robust growth environment. Sentiment was also supported by Moody’s upgrade of the country’s debt rating in August 2012. Chile underperformed. The slowdown in Europe and China has dampened demand for Chile’s exports, copper in particular. Recent weakness in metal prices has also weighed on the market.

Portfolio Review

Fund performance was ahead of the Index for the twelve-month period ended October 31, 2012. Both country allocation and stock selection added to returns. In terms of country selection, the Fund benefited from its overweight positions in Thailand and Turkey, both of which outperformed as well as its underweight position in India. This was slightly offset by the underweight position to South Africa which outperformed and our underweight position in Mexico (which we held for most of the period when the market outperformed). Stock selection was strongly positive, most notably in Brazil (overweight Cia de Concessoes Rodoviarias, Lojas Renner, Ultrapar Participacoes and BR Properties; underweight OGX), Taiwan (overweight Taiwan Semiconductor Manufactoring and Asustek Computer; underweight HTC), Thailand (overweight CP ALL and Kasikornbank: underweight Banpu as well as positive foreign vs. local line premium/discount timing effects), Korea (overweight Samsung Electronics and LG Household & Health Care), Indonesia (overweight Semen Gresik Persero and XL Axiata; underweight Bumi Resources), Russia (overweight LUKOIL and Globaltrans Investment) and South Africa (overweight Naspers, Mr Price Group and Imperial Holdings). Stock selection decisions in China (overweight Dongfeng Motor Group and Baidu) detracted from returns.

Outlook

There remains plenty to worry about in the developed world including the impact of a prolonged period of debt deleveraging and fiscal austerity, together with solvency and competitiveness issues in the eurozone. However, over the near term markets could be supported by encouraging data releases from the US, signs of stabilization in Chinese growth and some indication that policy stimulus measures, alongside limited market pressure, look to be buying policymakers time in the eurozone. Emerging markets have outperformed their developed peers more recently and stronger fundamentals, together with attractive valuations, we believe continue to attract strong investor interest.

Sentiment looks to have improved in the US following an improvement in the housing sector and better-than-expected payroll numbers. Stronger residential investment and construction employment should prove supportive for the overall economy, although the contribution of the housing sector to Gross Domestic Product (GDP) has diminished and households continue to deleverage. Market sentiment in the US is likely to come under increasing pressure as the ‘fiscal cliff’ approaches although a resolution between parties is ultimately expected to be agreed upon. While Schroders’ economics team believes the full impact of automatic tightening measures will be avoided, they still anticipate policy to tighten by 1.5% of nominal GDP at the beginning of 2013. Data releases in the eurozone continue to be weak and leading indicators of economic activity suggest growth will deteriorate further in 2013. There has been little sign of policy response to tackle the underlying structural issues facing the eurozone and there remains an underlying sense that the situation needs to deteriorate before sufficient pressure leads authorities to implement a more lasting policy response. However, the combination of stimulus measures and politics make it increasingly difficult to judge when structural issues in the eurozone could come to a head. Our economics team forecasts global, US and eurozone GDP growth over 2013 to be similar to 2012 at 2.5%, 1.8% and -0.7% respectively.

The strong structural case for emerging markets is intact and valuations remain attractive trading on 10.2X price to earnings ratio and supported by earnings growth of above 10%. Concerns in emerging markets have been chiefly confined to the degree of slowdown in China, although recent data releases have shown signs of stabilization and in some cases, such as exports and Purchasing Managers Index, an improvement in the economy. While the Chinese political transition process is on the verge of commencing and new leaders will be appointed soon, it remains somewhat a judgment call as to the whether politicians will try to, and be successful at, pushing through reforms, not least as many of the required reforms could adversely affect vested interests in local government and state owned enterprises. We continue to believe there are significant tail risks facing the developed world.

Comparison of Change in the Value of a $10,000 Investment in the Schroder Emerging Market Equity Fund

Investor and Advisor Shares vs. the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

The MSCI Emerging Markets Index is an unmanaged market capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2012	Five Years Ended October 31, 2012 (a)	Annualized Since Inception (b)
Schroder Emerging Market Equity Fund —
Investor Shares	6.77%	(3.13)%	6.72%
Advisor Shares	6.57%	(3.30)%	6.51%
MSCI Emerging Markets Index	2.63%	(3.47)%	6.11%

(a)	Average annual total return.
(b)	From commencement of fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
Samsung Electronics	6.2%
China Construction Bank Class H	2.4
Taiwan Semiconductor Manufacturing	2.3
LUKOIL ADR	2.3
Hyundai Motor	2.2

* Excludes Short-Term Investment.

Geographic Allocation

% of Net Assets
Asia/Far East	59.8%
Latin America	18.9
Europe	13.9
Africa	2.6
Mid-East	1.8
Short-Term Investment	3.0
Other Assets and Liabilities	0.0

Schroder International Alpha Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2012)

Performance

For the twelve-month period ended October 31, 2012, the Schroder International Alpha Fund (the “Fund”) gained 6.67% (Investor Shares) and 6.32% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the “Index”), a broad-based basket of international stocks, which rose 4.61%.

Market Background

Although the twelve months saw healthy gains in the global equity markets, the period was also characterized by intense volatility and sudden shifts in investor sentiment as macro and political news unfolded, not always as expected, with Europe dominating the scene. The uncertain outcome of the European crisis and the periods of unsustainably high bond yields in “peripheral” Europe caused caution and, at times, fear amid investors. At some points, this resulted in a disconnect between market movements and company fundamentals.

During the final quarter of 2011, markets re-gained a degree of calm after the preceding quarter of extreme volatility when the European debt crisis reached a climax. Markets began 2012 well, boosted by encouraging US economic data and cash injections by central banks. However, by April volatility returned to the markets as the liquidity boost from the European Central Bank’s (“ECB’s”) Long-Term Refinancing Operation’s program faded, and prospects of a Greek exit from the euro were rising. This coincided with a downturn in indicators of global economic activity and continued fears of a hard landing in China.

Since then, political and economic progress in the eurozone, signs of recovery in the US housing sector, and the announcement by central banks globally of substantial supportive measures, meant the environment stabilized and discussions around growth initiatives resurfaced. In particular, the ECB’s pledge to “do whatever it takes” to support the eurozone and the announcement of QE3 had a positive impact on equities.

Portfolio Review

From a sector perspective, utilities and consumer staples were the most significant drivers of outperformance. In utilities, Centrica and United Utilities Group outperformed as investors valued consistent returns in an environment of low visibility. United Utilities Group has made successful financing and operational improvements under a new CEO which has been reflected in results. In consumer staples, beverage companies Diageo and Anheuser-Busch InBev outperformed and were among the top three contributors in the portfolio.  At a stock level, Samsung Electronics was also a standout performer, with its handset sales taking market share in the crucial mid-range smartphone category.

Healthcare and materials detracted. In the latter, Atlas Iron suffered from a deterioration in iron ore prices in response to slowing growth in China. We believe investors have been overly focussed on the short-term; we believe Chinese growth has bottomed and as growth ticks up this will support iron ore prices. Indeed a recent recovery in prices has seen Atlas Iron outperform is the last two months.

From a regional perspective, Continental Europe (consumer staples, underweight to telecoms) and Japan (consumer discretionary, underweight to materials and utilities) have been the most significant contributors to outperformance, while Pacific ex-Japan (Atlas Iron) has detracted the most.

Outlook

Looking ahead, given the challenges of the rocky path to normalisation, we believe equity markets will continue their cautious recovery, but that confidence will be fragile and markets will be prone to sentiment swings. We hope to use these sentiments to our advantage by building positions in strong companies with good long-term growth prospects. While economic data remain patchy, we believe that markets are still discounting a high level of bad news and that valuations are very attractive, especially in stocks where beta is high or the growth story is longer term. In addition, given abnormally low interest rates, the disconnect between bond and equities is extreme in our view.

Despite signs that stock-specific newsflow is starting to exert some bearing on share price performance, the determinant of market, sector and stock returns remains focussed on macro risks. This is likely to remain the case for some time to come, at least until we start to see a clearer path for peripheral Europe. In light of this, the macro environment is central.

Liquidity support from central banks globally, and especially in Europe and the US, will help the slow and painful adjustments taking place in the developed world. The question is whether the latest round of liquidity injections will prove to be a temporary fix or lead to something more permanent. The open-ended nature of the latest round of central bank action is positive for equities as investors will have to accept the current low level of real bond yields as the new norm. However, structural reforms in many countries still need to be designed and implemented for a lasting improvement in the global economy.

The slowdown in Chinese growth has been a significant source of market concern for much of this year. Its third quarter growth came in at 7.4%, its slowest rate of growth since early 2009. However, there has been a significant improvement recent data and this is likely to be the bottoming of growth which should support investor sentiment over the coming months, especially in more growth-focussed areas of the market. The completion of the once-in-a-decade leadership transition is likely to be positive for equities in the region as it removes an element of uncertainty. It will also pave the way for more decisive policy action to support growth which will be positive for global equities.

The US remains one of the bright spots in the developed market world, but the impending “fiscal cliff” is reason for caution. Politicians now have a tight window to negotiate before the January 1 deadline. Markets are currently relatively benign about the impact any cuts could have on global growth and so, as the deadline approaches, this could be a source of market volatility.

Europe will continue to be a swing factor in markets for some time so we remain cautious on the region especially the periphery. Slow progress is nevertheless being made to address both the immediate issues in the bond markets and the more fundamental issues of fiscal union and debt mutualisation. Peripheral bond yields have fallen in response to the ECB pledge of support, Greece appears set to receive the next bailout tranche, and Spain may be close to officially asking the ECB for help.  Europe’s economy is not yet showing signs of a recovery but in general, politicians (in some but not all countries) are showing signs of a slight shift in stance towards measures that promote growth but do not undermine deleveraging efforts.

We continue to pursue companies which, irrespective of the short-term market uncertainties, we believe are benefiting from longer-term global trends. We believe the Fund remains well-balanced with exposure to both defensive growth and more cyclical stocks. The Fund’s trading activity will, as ever, focus on stock-specific situations where we feel there is sustainable growth, valuation upside and catalysts ahead.

We remain of the view that the disparity in valuation within the market which has seen expensive defensives bid higher at the expense of longer duration stocks will normalise as market sentiment and risk appetite starts to improve. We have witnessed some of this over recent months as deep defensive stocks have de-rated while stocks with greater market sensitivity have outperformed. We expect this to be an on-going feature of relative returns, albeit punctured by periods of occasional retrenchment.

Comparison of Change in the Value of a $10,000 Investment in the Schroder International Alpha Fund
Investor and Advisor Shares vs. the Morgan Stanley Capital International (MSCI) EAFE Index.

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2012	Five Years Ended October 31, 2012 (a)	Ten Years Ended October 31, 2012 (a)
Schroder International Alpha Fund(b) —
Investor Shares	6.67%	(4.41)%	8.16%
Advisor Shares	6.32%	(4.64)%	7.90	%(c)
MSCI EAFE Index	4.61%	(5.81)%	7.73%

(a)	Average annual total return.
(b)	Effective March 21, 2012, the advisory fee of the Fund decreased to 0.80% per annum. If the Fund had paid such lower fees during prior periods, the returns of the Fund would have been higher.
(c)

The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Nestle	3.0%
BHP Billiton	2.7
Roche Holding	2.5
Credit Suisse Group	2.3
AIA Group	2.3

Geographic Allocation

% of Net Assets
Continental Europe	40.7%
United Kingdom	24.0
Japan	13.4
Pacific ex-Japan	8.7
Emerging Markets	8.2
North America	3.3
Short-Term Investment	1.7
Other Assets and Liabilities	0.0

Schroder International Multi-Cap Value Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2012)

Performance

For the twelve-month period ended October 31, 2012, the Schroder International Multi-Cap Value Fund (the “Fund”) gained 6.84% (Investor Shares) and 6.63% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the “Index”), a broad-based basket of international stocks, which rose 4.61% during this same period.

Market Background

As 2011 drew to a close, stress in the interbank markets was markedly reduced following the European Central Bank’s (ECB’s) Long-Term Refinancing Operations (LTRO) in December, and again in February 2012.

After this strong start to 2012, investor confidence declined in the second quarter as the effects of the ECB’s LTRO faded and macroeconomic data disappointed. Spain was in the spotlight and, to a lesser extent, Italy while discussion of a possible Greek exit from the Euro raised concerns.

Later in the year markets rose strongly and yields on Spanish and Italian government bonds fell on the back of substantial supportive measures announced by both the ECB and the US Federal Reserve. The rally helped markets to secure positive returns over the period as a whole.

Strong returns across a broad range of sectors, both defensive and more cyclical, drove markets higher. Particularly strong performers included biotechnology and pharmaceutical stocks, real estate and consumer-related names. Defense & Aero and Air freight & Logistics companies also outperformed the market. Laggards included materials and technology stocks.

Portfolio Review

The Fund generated positive absolute returns over the year, and outperformed the Index. Positive stock selection across a broad range of sectors contributed to the relative gains. Performance was strongest among the Fund’s holdings in telecom services, financials, information technology and utilities stocks. Healthcare and consumer-related names were among the top detractors.

At a regional level, contributors included the Fund’s holdings in Japan, Pacific ex-Japan and the UK; the Fund’s allocation to emerging Asia also added value over the period.

Over the third quarter, the Fund rotated into more cyclical and defensively positioned value stocks funded by a reduction in resources and defensive quality where valuations became stretched in our view.

Regionally, the Fund’s allocation to Europe increased by almost 5% over the third quarter with increased exposure to the UK, Germany, France, Italy and Spain.  However, the Fund remains over 9% underweight to continental Europe and the UK.

Outlook

Improving market sentiment should ultimately lead to a broadening of the market towards more neglected mid and small cap stocks where we believe more opportunities may be found.  Investors should also then start to focus upon other less-expensive areas such as emerging markets and mid-cap stocks more generally. That said, we are certainly not being complacent as many of the structural issues that plague the global economy are far from resolved, although there does appear to be a greater willingness on the part of policymakers to assist recovery.

The Fund’s defensive exposure remains biased towards telecoms where many stocks are offering dividend yields of more than 5% while the Fund is underweight consumer staples where valuations often trade on P/E multiples significantly higher than that of the broader market. Although the Fund is also underweight healthcare, many of the Fund’s holdings have dividend yields of over 3.5% with high-quality balance sheets, reasonable dividend certainty and potential for growth.

We are close to historic highs in terms of the Fund’s allocation to healthcare stocks. On the other hand, utilities remain unexciting, and the Fund’s exposure remains low relative to its historic weight.

The Fund remains broadly neutral on resources but has a slightly higher allocation to energy and a lower allocation to materials.

We are trimming the Fund’s positions in some strongly performing financials and remain significantly underweight overall. We retain a preference for insurance. Regionally, the Fund’s largest underweight is to Asian financials, where we are concerned with asset quality.

Within emerging markets, we favor defensives (telecoms) and resources for the Fund’s portfolio while we remain more wary of financials. The Fund continues to have a risk-adjusted position in Japanese value stocks.  These stocks are typically either small/mid cap or relatively low quality leading to a small risk-adjusted position size.

Comparison of Change in the Value of a $10,000 Investment in the Schroder International Multi-Cap Value Fund
Investor and Advisor Shares vs. the Morgan Stanley Capital International (MSCI )EAFE Index.

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2012	Five Years Ended October 31, 2012 (a)	Annualized Since Inception (b)
Schroder International Multi-Cap Value Fund (c) —
Investor Shares	6.84%	(2.48)%	3.32%
Advisor Shares	6.63%	(2.68)%	3.10%
MSCI EAFE Index	4.61%	(5.81)%	(0.60)%

(a)	Average annual total return.
(b)	From commencement of fund operations on August 30, 2006.
(c)	Effective March 21, 2012, the advisory fee of the Fund decreased to 0.80% per annum. If the Fund had paid such lower fees during prior periods, the returns would have been higher.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
Sanofi	0.7%
Statoil	0.7
GlaxoSmithKline	0.7
Total	0.7
Royal Dutch Shell	0.7

* Excludes Short-Term Investments.

Geographic Allocation

% of Net Assets
Continental Europe	32.2%
Japan	19.5
United Kingdom	19.5
Pacific ex-Japan	13.4
Emerging Markets	8.5
North America	4.7
Short-Term Investment	1.0
Other Assets and Liabilities	1.2

Schroder Global Quality Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2012)

Performance

For the twelve-month period ended October 31, 2012, the Schroder Global Quality Fund (the “Fund”) returned 10.00% for its Institutional Shares compared to the Morgan Stanley Capital International All Country World Index (the “Index”), a broad-based basket of global stocks, which returned 9.45% during this same period. On September 28, 2012, the Fund started offering a new share class, Institutional Service Shares.  For the period of their commencement on September 28, 2012 through October 31, 2012, Institutional Service Shares returned -0.37%.

Market Background

As 2011 drew to a close, stress in the interbank markets was markedly reduced following the European Central Bank’s (ECB’s) Long-Term Refinancing Operations (LTRO) in December, and again in February 2012.

After this strong start to 2012, investor confidence declined in the second quarter as the effects of the ECB’s LTRO faded and macroeconomic data disappointed. Spain was in the spotlight and, to a lesser extent, Italy while discussion of a possible Greek exit from the Euro raised concerns.

Later in the period, markets rose strongly and the yields on Spanish and Italian government bonds fell on the back of substantial supportive measures announced by both the ECB and the US Federal Reserve. The rally ensured that markets secured solid positive returns over the period as a whole.

Strong returns across a broad range of sectors, both defensive and more cyclical, drove markets higher. Particularly strong performers included healthcare (biotechnology and pharmaceuticals), financials (real estate) and consumer-related names. Laggards included materials and energy stocks.

Portfolio Review

The Fund outperformed the wider market over the period.  Strong stock selection across a broad range of sectors drove the relative gains. Leading contributions came from the Fund’s holdings in the financials, consumer staples, materials and utilities sectors.  The Fund’s overweight allocation to healthcare also added value over the period.

Consumer discretionary holdings were among the leading detractors from Fund performance and information technology also impacted relative returns, largely due to the continued success of Apple.

Regionally, Japanese and UK holdings contributed to Fund performance, while its exposure to emerging markets stocks, in both Asia and Latin America, also boosted returns. In addition, the Fund benefited from its underweight allocation to continental European stocks. The US was the weakest performer on a relative basis.

Outlook

Within defensives, the largest sector overweight continues to be healthcare, especially equipment and service providers. Among consumer staples names, the Fund remains underweight to the more expensive food and drink “safe havens”. The Fund’s overweight exposure to telecoms is driven by positions in emerging markets stocks while it is underweight to US telecoms.

The Fund is broadly neutral with respect to resources but prefer fertilizers and the better quality, more diversified, mining companies.

In technology, the Fund is overweight semiconductors and IT services and underweight to hardware (Apple). The Fund remains underweight to autos within consumer discretionary, and is starting to increase exposure to quality industrials from an underweight position.

Within financials, the Fund retains a preference for US financials and also UK non-bank financials, remaining underweight in continental European and Asia Pacific financials.

The Fund’s regional allocations remain broadly unchanged: the strategy is underweight in continental Europe, the US and Canada in order to fund a significant overweight to the UK which looks attractive, offering high quality companies at reasonable valuations.

Comparison of Change in the Value of a $10,000 Investment in
the Schroder Global Quality Fund — Institutional Shares
vs. the Morgan Stanley Capital International (MSCI) World Index.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2012	Since Inception
Schroder Global Quality Fund —
Institutional Shares	10.00%	5.44	%(a)
Institutional Service Shares	N/A	(0.37	)%(b)
MSCI World Index	9.45%	4.00%

(a)	Institutional Shares commenced operations on November 9, 2010. Return shown is annualized since inception.
(b)	Institutional Service Shares commenced operations on September 28, 2012. Return shown is cumulative since inception.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the period reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
Oracle	0.8%
Microsoft	0.7
Bristol-Myers Squibb	0.7
AstraZeneca	0.7
GlaxoSmithKline	0.7

* Excludes Short-Term Investment.

Geographic Allocation

% of Net Assets
North America	47.2%
Continental Europe	14.9
United Kingdom	13.0
Emerging Markets	9.3
Japan	7.2
Pacific ex-Japan	7.0
Short-Term Investment	1.8
Other Assets and Liabilities	(0.4)

Schroder Total Return Fixed Income Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2012)

Performance

During the twelve-month period ending October 31, 2012, the Schroder Total Return Fixed Income Fund (the “Fund”) returned 7.79% (Investor Shares) and 7.52% (Advisor Shares), compared to the Barclays U.S. Aggregate Bond Index (the “Index”), a broad-based basket of U.S. debt securities, which returned 5.25%.

Market Background

The bond market registered a positive return over the twelve-month reporting period, overcoming periods of volatility and political uncertainty.  Economic data improved marginally as consumer sentiment and spending were supported by better job creation, pushing the unemployment rate down to 7.8% and Gross Domestic Product (GDP) growth to 2.0%. Corporate fundamentals remained strong but are starting to show signs of peaking.

While uncertain fiscal policy clouded the optimism in the market, monetary policy in the US remained highly supportive. At its September 13, 2012, meeting, the Federal Reserve Board’s Open Market Committee followed through on stimulus tools outlined in Ben Bernanke’s August 31st Jackson Hole summit, committing to open-ended purchases of agency-issued mortgage-backed securities (MBS) at the rate of $40 billion per month and a promise to keep short term interest rates near zero until 2014.  Fiscal headwinds for growth remain severe even after the election as there is still significant uncertainty surrounding the “fiscal cliff”.  Many businesses are likely to keep hiring and investment plans on hold until an agreement is reached on the massive spending cuts and tax increases scheduled to come into effect at the beginning of 2013.

Moreover, the massive infusion of liquidity from the European Central Bank’s Long Term Repo Operation effectively removed the near term risk of bank funding difficulties in Europe, and provided increased demand for higher yielding European sovereign bonds.

Treasury yields decreased during the reporting period, with 10-year Treasuries declining 0.42%, to 1.69%. After initially moving higher in the beginning of period on the optimism of better prospects for the US, yields trended lower in April on the back of concerns about Greece. The persistent low level of interest rates reflected a combination of the Fed’s accommodation, higher oil prices not yet threatening inflation, and the Fed’s policy commitment anchoring the entire yield curve.

The 5.25% return for the Index during the reporting period was primarily due to the dramatic narrowing of bond spreads relative to US Treasury yields.

Returns on investment grade corporate bonds were much higher than government bonds (5.65% excess return) as investors were compensated for taking on more credit risk in the market. Within corporates, financials produced the best performance, followed by industrial bonds and then by utilities. Lower rated bonds outperformed higher quality securities. The BBB-rated sector was the top performing investment grade credit tier, returning 6.94% over comparable Treasury securities during this period. High yield corporate bonds did even better, with excess returns of 10.80% and a similar pattern of the lowest quality tiers providing the best performance.

The securitized sectors also posted positive returns, albeit smaller excess returns than corporates (1.47% over Treasuries).  MBS excess returns were 1.00% and the smaller commercial MBS (CMBS — commercial mortgage-backed securities) sector returning 9.05% above Treasuries.  Asset-backed securities (ABS) likewise outperformed Treasuries, with auto and credit card receivable securities providing added income versus cash alternatives.

Portfolio Review

The Fund outperformed the Index during the 12-month period ending October 31, 2012, primarily due to our investment strategy to overweight corporate credit and MBS and holding less US Treasury and agency debt.  Recognizing that regulatory changes and government intervention would keep markets volatile, we were cautious in our risk budgeting and flexible with sector rotation.  The Fund maintained a relatively low risk profile throughout the year while continuing to express our long term positive views for corporate and MBS based on our fundamental economic and credit research.  Out-of-benchmark allocations to covered bonds, high yield corporates, and emerging market debt also added to positive returns during this time.

The Fund began the period with a moderate overweight to investment grade corporate (+0.42 years contribution to duration (CTD) above the benchmark) and high yield credit (+8% of market value).  During the first half of 2012, investment strategy in the corporate sector emphasized industrial securities, especially consumer cyclicals, basic industries and transportation securities.  In June, the Fund added bonds from US large-cap financial institutions and several high yield issues which both performed very well and contributed to returns.  Corporate positioning was gradually reduced throughout 2012 based on our concerns over political uncertainty in Europe and the US and the potential for increased volatility.  By the end of October, investment grade credit contributed about +0.25 years above the Index (in CTD terms) and exposure to high yield is just about +4% of market value.  In terms of credit quality, investment strategy emphasized BBB and BB rated issuers over very high quality corporates, giving the Fund a positive sensitivity to narrowing credit spreads.  This position helped returns as lower credit tiers have outperformed higher rated securities in 2012.

The Fund’s MBS allocation followed a similar trajectory, although the overweight was more modest than the corporate allocation to start the year.  We preferred to hold lower coupon Ginnie Mae mortgages to minimize volatility from potential regulatory changes in government mortgage programs as well as possibly higher prepayment rates. Collateralized Mortgage Obligations and agency hybrid adjustable-rate mortgage (ARM) holdings also added to returns.  Positioning was decreased from about 0.43 years CTD in October 2011 to a very small position in March, and then gradually increased over the last seven months to be the Fund’s largest risk position, at 0.67 year CTD a year later.  This positioning added significantly to excess returns in the third quarter once the Fed announced explicit unlimited MBS purchases.

The Fund also invested in Canadian covered bonds; these holdings represented about 0.25 years CTD as of October 31, 2012. These AAA-rated securities provided relatively high income and performed well as alternatives to low yielding cash investments.  ABS and CMBS exposures were in line with the Index.

The Fund’s duration was longer than the Index for most of the period. Despite low overall interest rates, Treasury yields and credit risk have had a very high and robust negative correlation with each other since mid-2011.  Having a duration longer than the Index effectively acted as a partial hedge to dampen overall portfolio volatility. This longer duration was further supported by the Fed’s articulation of extended zero-percent interest rate policy and inflation having peaked on a year-over-year basis.  Interest rate strategy had a positive effect on performance, particularly in the last few months as duration was increased in mid-August when 10-year yields crested 1.8%.

Outlook

Writing now after the re-election of President Obama, the outlook has clarified only slightly. Investors have been focused on the election as the key event to provide market direction and Obama’s victory does reduce uncertainty slightly; however, the considerable challenge of negotiating an agreement on US fiscal policy remains.  Indeed, the status quo of an Obama presidency, Democrat-controlled Senate and Republican-controlled House of Representatives presents a difficult combination for reaching a near-term fiscal agreement and risks the continuation of the gridlock that failed to produce an agreement in 2011.  While Obama’s post-election speech was reconciliatory, it may be hard to achieve an agreement that includes higher taxes for high-income earners as he promised.  Increasing taxes in any form might be a virtual death sentence for Republicans seeking future re-election. As such, the approaching “fiscal cliff” which includes a combination of expiring tax cuts and mandatory spending cuts of roughly 4% GDP if not renegotiated poses a challenge for risk assets.

At this juncture, we believe an agreement on a temporary extension until later in 2013 appears likely in order to build consensus for a sustainable policy.  Our base case remains that fiscal austerity of roughly 2% GDP, including some high-income tax increases, will come into effect sometime next year.  Compared to private sector growth of only 2-2.5%, there is a very real risk that growth ends up close to zero, however we expect some pent-up hiring and investment once policy becomes known.  A positive outcome that contains both bi-partisan support and is balanced between revenue (taxes) and spending (entitlements) remains possible.

In our opinion, in the near term, the Obama victory secures Ben Bernanke through the end of his term in 2014, which means the Fed will likely remain highly accommodative, holding cash yields near zero and continuing Fed purchases of MBS and long term Treasuries.  We continue to favor owning low coupon, agency MBS of the kind targeted by the Fed as the Fund’s largest overweight.

Looking ahead into 2013, we believe economic risks are skewed to the downside as few forecasters have discounted more than token fiscal drag.  Economic uncertainties will likely keep downward pressure on interest rates and limit gains on certain corporate bonds. However, the continuation of quantitative easing should be supportive for high quality alternatives to low yielding Treasuries.  We expect to continue to reduce the Fund’s sensitivity to economic risks by lowering corporate exposure and prefer securitized assets, including ABS and covered bonds, instead of Treasuries.

Comparison of Change in the Value of a $10,000 Investment in
the Schroder Total Return Fixed Income Fund — Investor and Advisor Shares
vs. the Barclays U.S. Aggregate Bond Index.

The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a least one year remaining to maturity. It is not managed.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2012	Five Years Ended October 31, 2012 (a)	Annualized Since Inception (b)
Schroder Total Return Fixed Income Fund —
Investor Shares	7.79%	7.55%	6.25%
Advisor Shares	7.52%	7.30%	5.97%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.54%

(a)	Average annual total return.
(b)	From commencement of fund operations on December 31, 2004.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
GNMA TBA 3.500%, 11/20/42	6.2%
GNMA TBA 3.000%, 12/20/42	5.1
FNMA 2.630%, 10/10/24	4.9
FHLMC 1.140%, 10/15/18	3.9
FHLMC TBA 2.500%, 12/15/27	3.5

Sector Allocation

Sector	% of Net Assets
U.S. Government Mortgage-Backed Obligations	50.2%
Corporate Obligations	35.8
U.S. Treasury Obligations	9.7
Collateralized Mortgage Obligations	8.5
Asset-Backed Securities	6.3
Commercial Mortgage-Backed Obligations	3.2
Municipal Bonds	1.0
Sovereign Governments	0.7
Short-Term Investment	0.9
Other Assets and Liabilities	(16.3)

Schroder Absolute Return EMD and Currency Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2012)

Performance

The Schroder Absolute Return EMD and Currency Fund (the “Fund”) commenced investment activities on December 15, 2011. During the period from inception through October 31, 2012, the Investor Shares of the Fund rose 0.30% and Advisor Shares 0.10% compared to the LIBOR 3-Month USD Fixed Index (the “Index”), a widely used measure of short term cash returns, which rose 0.41%.

Market Background

The end of the reporting period brought further evidence that the global economic slowdown has deepened. Policymakers in the US and in Europe have explicitly promised to respond with unlimited and open-ended monetary expansion.  After a period of relative policy restraint, Chinese authorities are also edging towards more activist (and perhaps reformist) policies.  As a result, global deflationary trends that were taking hold earlier this year could now be reversed.

Policy developments have been met with widespread skepticism from market participants, as it is now broadly accepted that easy money will do little to revive global economic activity.  In fact, this has been our view for some considerable time.  We have long argued that the policies currently conducted are inflationary in nature and they have also prevented or delayed required adjustments.  However, there are at present a number of other developments that have the potential to produce some relief and unfreeze (at least temporarily) global economic and trade activity.

Crisis has brought change in a number of countries. This includes India and Vietnam but also Southern and Eastern European countries, where the ongoing adjustment programs have already produced an encouraging improvement in their balance of payments.  This process appears to be most advanced in Greece, where recently restructured bonds are recovering more convincingly.

The US has seen lower reforms but the deleveraging of recent years has created pent up demand in housing - a sector which has recently shown convincing signs of stabilization - and more broadly in investment.  In this regard, continued strong growth in US commercial and industrial loans is very promising.

Overall, we believe the current global growth scare has probably gone too far.  Investors should perhaps be more concerned about the possibility that monetary policies are becoming unnecessarily too lax, with serious inflationary consequences, which are already seen in the recent resurgence in commodity prices.

Portfolio Review

The Fund maintained a broadly defensive investment stance from the beginning of the reporting period until August 2012. This cautious positioning was reflected in the Fund’s high cash balance, minimal exposure to credit risk, as well as low positioning in both currencies and in duration. For this reason, the Fund was not positioned to benefit from yet another short-term policy-induced rally that started in early 2012, in both Emerging Market (“EM”) external and local debt. We refrained from chasing this rally partly because of the ultra-low yields on offer, which we felt to represent an extremely poor risk reward.

From late August onwards, the Fund began to increase exposure to carefully selected EM currencies and some small convertible bond positions, following profitable purchases of high yielding recovering debt in countries such as Greece and Hungary. Fund performance benefited from this change in allocation, which was based on our view that in the majority of cases, the optimal way in which to express a positive view on an EM country in the current low yielding and potentially inflationary environment, was to either own currencies, convertible bonds and short dated debt or a blend of all.

Outlook

At the time of writing, political developments in the US, China and eurozone have progressed without any major shock but widespread market concerns surrounding them have triggered what we consider to be a short-term correction in a number of markets. These political uncertainties are unlikely to eclipse for too long the encouraging economic developments in a number of countries.  As an example, recent data publications show that trade activity has bottomed out in a number of Asian countries with Thailand, Malaysia and South Korea witnessing recoveries in export growth.  This is one of the reasons why the Fund increased its Asian currency exposure during October.  We believe these currencies are likely to remain firmly in their appreciation trend.

While most EM credits are overpriced, recently restructured Greek bonds remain an exception. After the weakness that followed the failed election of May 2012, these bonds bottomed out in June and have been rallying since then as their price has more than doubled since the June lows. The upside potential for these Greek bonds is still significant if, as we believe, yields are likely to drop to high single digits within the next 12 months, implying an expected return in excess of 70% on the 10-year benchmark bond.  Otherwise, the Fund’s holdings in External Debt (tradable debt issued by a country or corporate in a currency other than its own, typically US Dollars) has lately focused on initiating small positions in convertible bonds, predominantly in Asia.  This market should continue to benefit from the strong uptrend in domestic equity markets, which are being boosted by abundant domestic liquidity and by strong or stabilizing economic activity.

At 5.5%, the average local debt yield is somewhat higher than in External Debt.  However, the majority of EM policymakers continue to conduct what we perceive to be inappropriately lax monetary policies. Indeed, inflation has been very sticky in a number of countries, as shown by the example of Singapore where Consumer Price Index (CPI) inflation (4.7% year-over-year in September) has surprised on the upside.  As a result, Singapore 10-year bonds continue to exhibit a negative real yield of -3.4%.  Thailand is another Asian country where the Central Bank policy appears to be misguided with an unexpected rate cut of 0.25% in October.  The Thai policy rate is now at 2.75% at a time when that country’s inflationary outlook appears challenging. The Fund’s exposure to long-dated local bonds remains limited to Hungary and Vietnam. Policymakers in these countries have recently regained ability to ease monetary policy after a long period of fiscal and monetary restraint, which has helped to bring their macro-economic imbalances under control. Finally, South Africa is a country where the Fund has maintained a small position in long-dated local bonds, which could be liquidated if this market fails to resume its recent yield downtrend.

Currencies are likely to continue to represent the Fund’s largest exposure.  A number of currencies (particularly in Europe) have seen some modest consolidation after the strong gains achieved in August and September.  However, we remain of the view that the long-term appreciation trend in EM currencies remains in place. As signs of stabilization in Europe become more widely recognized, there is clearly the potential that focus will soon shift back to the weak political and fiscal dynamics in the US.  Within this context, we believe US assets (including the US dollar) could come under renewed pressure.

Comparison of Change in the Value of a $10,000 Investment in
the Schroder Absolute Return EMD and Currency Fund — Investor and Advisor Shares
vs. the 3-month USD Fixed LIBOR.

The 3-month USD Fixed LIBOR is the average interest rate that lending banks charge when lending to other banks in the London interbank market for a period of three months.

PERFORMANCE INFORMATION

Cumulative Since Inception (a)
Schroder Absolute Return EMD and Currency Fund —
Investor Shares	0.30%
Advisor Shares	0.10%
3-month USD Fixed LIBOR	0.41%

(a)         From commencement of operations on December 15, 2011.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Sector Allocation

Sector	% of Net Assets
Foreign Government Bonds	54.7%
U.S. Treasury Obligations	39.3
Convertible Bonds	1.9
Short-Term Investment	3.0
Other Assets and Liabilities	1.1

Schroder North American Equity Fund

Schedule of Investments

October 31, 2012

Shares		Value $

	COMMON STOCK — 93.2%
	Bahamas — 0.0%
3,100	Steiner Leisure (1)	136,152

	Bermuda — 0.8%
37,652	Accenture Class A	2,538,121
3,500	Arch Capital Group (1)	154,525
7,600	Assured Guaranty	105,564
9,100	Axis Capital Holdings	329,602
4,900	Endurance Specialty Holdings	198,695
6,700	Energy XXI Bermuda	221,770
8,100	Knightsbridge Tankers	51,597
1,900	PartnerRe	153,900
3,200	SeaCube Container Leasing	59,264
4,400	Textainer Group Holdings	132,880
7,400	Validus Holdings	264,920
3,800	Xyratex	31,426
		4,242,264
	Canada — 2.0%
3,900	Aecon Group	44,945
6,900	Agrium	726,650
20,400	Alacer Gold (1)	111,932
8,600	Atco Class I	635,388
15,300	Aurizon Mines (1)	70,009
5,700	Baytex Energy Trust	259,389
9,100	BCE	397,803
20,700	Bird Construction	302,184
7,800	Calfrac Well Services	178,922
26,300	Canadian Oil Sands Trust	558,258
10,100	Canyon Services Group	108,003
1,700	Cogeco Cable	64,953
2,000	Constellation Software	229,407
1,700	Corus Entertainment Class B	38,485
2,600	Domtar	207,350
2,000	Dorel Industries	71,509
2,300	Dundee Class A (1)	57,802
18,100	Ensign Energy Services	270,571
11,300	Freehold Royalties Trust	229,451
9,900	Great-West Lifeco	227,985
22,500	IAMGOLD	349,187
15,900	Major Drilling Group International	164,453
16,600	Manulife Financial	205,100
4,800	Metro Class A	283,170
29,300	Migao	67,474
25,500	Nevsun Resources	120,766
10,000	Pacific Rubiales Energy	235,194
9,800	Pason Systems	159,646
14,900	Petrominerales	119,498
1,800	PHX Energy Services	15,319
8,500	Power Corp. of Canada	206,213
10,100	Power Financial	260,704
20,696	Research In Motion (1)	163,289
14,900	Rogers Communications Class B	654,034
14,300	Saputo	627,553
7,900	Savanna Energy Services	54,974
39,400	SEMAFO	157,797
7,200	Shoppers Drug Mart	300,111
11,400	Silvercorp Metals	70,654
64,300	Sino-Forest (1) (2) (3)	—
26,500	Suncor Energy	889,392
11,700	Teck Resources Class B	371,354
7,200	TransForce	131,420
13,400	Transglobe Energy (1)	144,364
15,800	Trican Well Service	188,572
10,100	Trinidad Drilling	66,946
3,900	Wajax	174,548
1,700	Zargon Oil & Gas Trust	14,587
		10,987,315
	Cayman Islands — 0.2%
15,800	Herbalife	811,330

	China — 0.1%
10,000	China Automotive Systems (1)	49,200
6,800	Cogo Group (1)	17,476
6,000	Focus Media Holding ADR	141,480
17,800	Fushi Copperweld (1)	165,540
6,800	Zhongpin (1)	78,336
		452,032
	Ireland — 0.5%
7,400	Covidien	406,630
2,000	Jazz Pharmaceuticals (1)	107,460
27,900	Seagate Technology	762,228
26,600	Warner Chilcott	308,028
14,400	Willis Group Holdings	484,848
16,300	XL Group	403,262
		2,472,456
	Puerto Rico — 0.0%
20,500	Doral Financial (1)	19,473
8,400	Triple-S Management Class B (1)	151,536
		171,009
	Russia — 0.0%
10,100	CTC Media (NASDAQ)	84,739

	Switzerland — 0.3%
19,800	ACE	1,557,270

The accompanying notes are an integral part of the financial statements.

Shares		Value $

3,500	Allied World Assurance Holdings	281,050
		1,838,320
	United States — 89.3%
	Consumer Discretionary — 8.6%
9,000	Aaron’s	277,470
3,700	Advance Auto Parts	262,478
10,106	Amazon.com (1)	2,352,879
6,500	American Eagle Outfitters	135,655
3,100	American Public Education (1)	112,933
2,300	ANN (1)	80,868
12,800	Apollo Group Class A (1)	257,024
5,600	Autoliv	322,560
19,100	Bed Bath & Beyond (1)	1,101,688
7,800	Belo	58,344
28,400	Best Buy	431,964
9,700	Bridgepoint Education (1)	97,000
2,300	Buckle	103,891
4,100	Capella Education (1)	128,002
18,500	Career Education (1)	62,900
7,900	Cheesecake Factory	261,174
17,600	Coach	986,480
4,300	Coinstar (1)	201,842
81,200	Comcast Class A	3,045,812
10,900	Cooper Tire & Rubber	219,417
2,600	Darden Restaurants	136,812
6,200	Deckers Outdoor (1)	177,506
1,600	Destination Maternity	30,336
10,900	DeVry	286,234
19,656	DIRECTV (1)	1,004,618
11,700	Discovery Communications Class A (1)	690,534
3,500	Dollar Tree (1)	139,545
3,700	Dorman Products (1)	113,035
8,900	Express (1)	99,057
7,700	Finish Line	160,198
12,000	Foot Locker	402,000
75,700	Ford Motor	844,812
500	Fossil (1)	43,550
16,500	Gannett	278,850
8,800	Genuine Parts	550,704
7,600	Grand Canyon Education (1)	165,376
8,400	Guess?	208,152
24,600	H&R Block	435,420
7,600	Harman International Industries	318,668
7,400	Hasbro	266,326
8,600	Hillenbrand	176,042
49,293	Home Depot	3,025,604
10,500	Iconix Brand Group (1)	194,355
4,000	ITT Educational Services (1)	85,960
1,100	Johnson Controls	28,325
4,100	JOS A Bank Clothiers (1)	191,839
10,300	LeapFrog Enterprises (1)	91,052
2,700	Lear	115,020
17,300	Lincoln Educational Services	64,183
23,600	Lowe’s	764,168
21,300	Macy’s	810,891
31,600	Mattel	1,162,248
46,581	McDonald’s	4,043,231
2,100	Meredith	70,287
1,300	National Presto Industries	96,655
41,100	News Class A	983,112
6,500	Nike Class B	593,970
11,600	Omnicom Group	555,756
4,300	Papa John’s International (1)	229,276
6,700	PetMed Express	73,030
5,500	PetSmart	365,145
5,200	Polaris Industries	439,400
1,700	priceline.com (1)	975,409
1,578	Ralph Lauren	242,523
2,900	Rent-A-Center	96,657
12,752	Ross Stores	777,234
12,200	Scripps Networks Interactive Class A	740,784
9,600	Smith & Wesson Holding (1)	92,160
5,500	Standard Motor Products	103,290
42,400	Staples	488,236
14,900	Starbucks	683,910
2,800	Strayer Education	160,888
3,800	Sturm Ruger	179,474
14,700	Target	937,125
8,000	Tempur-Pedic International (1)	211,520
4,200	Thor Industries	159,726
20,245	Time Warner	879,645
11,600	Time Warner Cable	1,149,676
37,400	TJX	1,556,962
2,900	True Religion Apparel	74,385
5,000	TRW Automotive Holdings (1)	232,550
7,400	Tupperware Brands	437,340
26,900	United Online	144,184
10,200	Universal Technical Institute	130,764
16,600	Universal Travel Group (1)	14,110
3,600	Vera Bradley (1)	107,316
26,600	Viacom Class B	1,363,782
50,272	Walt Disney	2,466,847
7,100	Williams-Sonoma	328,233
15,100	Yum! Brands	1,058,661
		46,805,054

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Consumer Staples — 9.5%
87,700	Altria Group	2,788,860
10,300	Church & Dwight	522,828
6,700	Clorox	484,410
190,316	Coca-Cola	7,075,949
25,491	Colgate-Palmolive	2,675,535
10,473	Costco Wholesale	1,030,857
36,517	CVS Caremark	1,694,389
37,700	General Mills	1,511,016
18,700	Green Mountain Coffee Roasters (1)	451,792
3,800	Hershey	261,630
7,865	HJ Heinz	452,316
29,526	Hormel Foods	871,903
24,400	Kimberly-Clark	2,036,180
13,166	Kraft Foods Group (1)	598,790
6,000	Lorillard	696,060
11,812	McCormick	727,855
39,500	Mondelez International (1)	1,048,330
2,000	National Beverage (1)	29,740
14,000	Nu Skin Enterprises Class A	662,620
43,324	PepsiCo	2,999,753
76,691	Philip Morris International	6,791,755
102,011	Procter & Gamble	7,063,242
30,700	Reynolds American	1,278,348
21,200	Safeway	345,772
8,000	Spartan Stores	114,880
3,000	Universal	148,680
9,000	USANA Health Sciences (1)	388,260
57,041	Walgreen	2,009,554
61,023	Wal-Mart Stores	4,577,946
1,700	Weis Markets	69,972
		51,409,222
	Energy — 10.2%
5,300	Alliance Resource Partners LP	345,242
7,400	Anadarko Petroleum	509,194
22,400	Apache	1,853,600
6,200	Arch Coal	49,352
3,500	Baker Hughes	146,895
6,000	Basic Energy Services (1)	62,340
3,700	BP Prudhoe Bay Royalty Trust	301,624
9,600	C&J Energy Services (1)	186,048
2,900	CARBO Ceramics	214,455
18,600	Chesapeake Energy	376,836
86,420	Chevron	9,524,348
10,200	Cloud Peak Energy (1)	215,220
59,359	ConocoPhillips	3,433,918
5,000	Contango Oil & Gas (1)	245,800
7,000	Denbury Resources (1)	107,310
21,000	Devon Energy	1,222,410
9,200	Diamond Offshore Drilling	637,008
2,600	Dorchester Minerals	57,356
1,200	EOG Resources	139,788
10,600	EPL Oil & Gas (1)	229,384
196,790	ExxonMobil	17,941,344
5,100	Global Geophysical Services (1)	23,562
51,437	Halliburton	1,660,901
11,200	Helmerich & Payne	535,360
15,300	HollyFrontier	591,039
28,500	Marathon Oil	856,710
27,100	Marathon Petroleum	1,488,603
4,100	Mitcham Industries (1)	55,555
18,320	Murphy Oil	1,099,200
7,600	National Oilwell Varco	560,120
9,600	Natural Resource Partners LP	209,568
4,100	Newfield Exploration (1)	111,192
40,133	Occidental Petroleum	3,168,902
16,800	Parker Drilling (1)	72,744
16,000	Patterson-UTI Energy	258,880
11,800	Peabody Energy	329,220
29,679	Phillips 66	1,399,662
20,700	RPC	237,222
43,272	Schlumberger	3,008,702
300	Spectra Energy	8,661
7,500	Sunoco Logistics Partners LP	367,575
6,800	Tesoro	256,428
6,100	Unit (1)	246,135
18,600	Vaalco Energy (1)	151,962
11,200	Valero Energy	325,920
9,200	W&T Offshore	155,940
10,600	Western Refining	263,622
		55,242,857
	Financials — 13.9%
34,800	Aflac	1,732,344
2,300	Agree Realty	58,052
17,200	Allstate	687,656
10,800	Alterra Capital Holdings	263,844
13,100	American Capital Agency REIT	432,562
7,100	American Equity Investment Life Holding	81,721
27,827	American Express	1,557,477
8,100	American Financial Group	314,280
56,300	American International Group (1)	1,966,559
5,390	Amtrust Financial Services	130,438
19,900	Annaly Capital Management REIT	321,186
14,600	Anworth Mortgage Asset REIT	89,644
4,700	Arlington Asset Investment	104,575
2,142	Arrow Financial	52,265
3,100	Arthur J Gallagher	109,864

The accompanying notes are an integral part of the financial statements.

Shares		Value $

7,700	Assurant	291,137
483,250	Bank of America	4,503,890
13,600	Bank of New York Mellon	336,056
1,100	BB&T	31,845
60,700	Berkshire Hathaway Class B (1)	5,241,445
19,200	BGC Partners Class A	89,856
3,900	BlackRock	739,752
3,000	BOK Financial	175,950
13,200	Broadridge Financial Solutions	302,940
20,900	Brookfield Office Properties	321,844
13,500	Calamos Asset Management Class A	145,800
23,200	Capital One Financial	1,395,944
12,600	Capstead Mortgage REIT	155,232
3,100	Cash America International	121,179
6,700	CBOE Holdings	197,583
66,800	Chimera Investment REIT	178,356
500	Chubb	38,490
126,142	Citigroup	4,716,450
15,100	CNA Financial	443,638
32,200	CNO Financial Group	308,476
18,500	Comerica	551,485
10,100	Commerce Bancshares	384,608
7,000	CommonWealth REIT	95,970
8,600	Community Bank System	237,274
1,900	Credit Acceptance (1)	154,584
20,100	CreXus Investment	226,125
6,900	Cullen/Frost Bankers	381,570
20,300	CVB Financial	219,646
39,818	Discover Financial Services	1,632,538
17,400	Dynex Capital REIT	172,608
6,400	Entertainment Properties Trust	284,480
5,200	Ezcorp (1)	102,232
5,500	FBL Financial Group Class A	187,715
4,000	Fifth Third Bancorp	58,120
4,200	First Cash Financial Services (1)	187,572
4,800	First Financial Holdings	67,680
4,200	Franklin Resources	536,760
29,300	Genworth Financial Class A (1)	174,628
21,723	Goldman Sachs Group	2,658,678
7,900	Green Dot (1)	80,501
5,500	Hanmi Financial (1)	68,255
22,900	Hartford Financial Services Group	497,159
11,600	Hatteras Financial REIT	316,332
3,800	HCC Insurance Holdings	135,432
15,100	HCP	668,930
3,900	Homeowners Choice	86,580
7,900	Horace Mann Educators	151,759
34,300	Huntington Bancshares	219,177
13,000	Interactive Brokers Group	185,250
3,000	IntercontinentalExchange (1)	393,000
7,700	International Bancshares	139,755
11,900	Invesco Mortgage Capital REIT	255,017
6,300	Jefferies Group	89,712
162,163	JPMorgan Chase	6,758,954
49,100	KeyCorp	413,422
22,100	Lincoln National	547,859
6,300	LTC Properties REIT	207,963
6,000	Main Street Capital	180,180
32,500	Marsh & McLennan	1,105,975
8,200	Meadowbrook Insurance Group	46,084
57,500	MetLife	2,040,675
7,400	Moody’s	356,384
81,300	Morgan Stanley	1,412,994
15,500	Northern Trust	740,590
12,000	Omega Healthcare Investors	275,280
6,700	Oriental Financial Group	78,926
23,800	Paychex	771,834
29,900	PNC Financial Services Group	1,739,881
2,700	Portfolio Recovery Associates (1)	282,555
29,000	Principal Financial Group	798,660
3,900	ProAssurance	348,660
10,300	Protective Life	281,190
27,800	Prudential Financial	1,585,990
400	Public Storage REIT	55,452
5,200	RenaissanceRe Holdings	423,072
5,900	Renasant	108,619
1,900	Republic Bancorp Class A	41,078
7,563	Simon Property Group REIT	1,151,164
1,323	Southside Bancshares	27,002
7,100	StanCorp Financial Group	243,885
2,100	State Auto Financial	33,894
23,400	State Street	1,042,938
3,500	Sterling Financial	74,410
23,700	Symetra Financial	283,215
16,800	T. Rowe Price Group	1,090,992
1,200	Tompkins Financial	48,576
3,881	Travelers	275,318
30,600	Trustco Bank	170,748
40,751	U.S. Bancorp	1,353,341
6,300	Universal Insurance Holdings	24,885
22,700	Unum Group	460,356
4,200	Urstadt Biddle Properties REIT	79,548
21,000	Ventas REIT	1,328,670
212,972	Wells Fargo	7,175,027
18,200	Wilshire Bancorp (1)	118,482

The accompanying notes are an integral part of the financial statements.

Shares		Value $

2,700	World Acceptance (1)	180,252
		75,004,442
	Healthcare — 13.6%
69,633	Abbott Laboratories	4,562,354
27,813	Aetna	1,215,428
8,300	Agilent Technologies	298,717
3,300	Almost Family (1)	68,409
31,026	Amgen	2,685,145
13,800	Amsurg (1)	393,576
2,900	Assisted Living Concepts	22,939
36,872	Baxter International	2,309,294
20,800	Becton Dickinson	1,574,144
9,500	Biogen Idec (1)	1,313,090
106,671	Bristol-Myers Squibb	3,546,811
21,600	Celgene (1)	1,583,712
6,600	Chemed	443,850
12,000	CIGNA	612,000
4,600	Computer Programs & Systems	224,526
1,200	Corvel (1)	51,036
10,400	CR Bard	1,000,376
12,300	DaVita (1)	1,383,996
58,061	Eli Lilly	2,823,507
4,200	Ensign Group	122,472
11,624	Express Scripts Holding (1)	715,341
25,800	Forest Laboratories (1)	869,718
39,302	Gilead Sciences (1)	2,639,522
10,000	Hi-Tech Pharmacal (1)	313,500
11,900	Humana	883,813
3,000	ICU Medical (1)	177,990
200	Intuitive Surgical (1)	108,444
122,084	Johnson & Johnson	8,645,989
14,300	Laboratory Corp. of America Holdings (1)	1,211,639
4,100	Magellan Health Services (1)	205,615
100	McKesson	9,331
64,403	Medtronic	2,677,877
150,007	Merck	6,844,819
14,000	Meridian Bioscience	276,500
7,700	Myriad Genetics (1)	201,509
1,400	National Healthcare	66,668
10,000	Obagi Medical Products (1)	123,300
3,800	Orthofix International (1)	150,708
27,100	PDL BioPharma	201,895
327,647	Pfizer	8,148,581
7,700	Pozen (1)	46,123
18,700	Quality Systems	326,315
16,700	Quest Diagnostics	963,924
8,200	Questcor Pharmaceuticals	208,936
18,200	Sciclone Pharmaceuticals (1)	100,282
14,400	Select Medical Holdings (1)	152,496
6,000	Spectrum Pharmaceuticals (1)	66,960
32,700	St. Jude Medical	1,251,102
27,899	Stryker	1,467,487
18,200	Thermo Fisher Scientific	1,111,292
8,100	U.S. Physical Therapy	216,270
5,100	United Therapeutics (1)	232,917
52,200	UnitedHealth Group	2,923,200
6,600	Universal American (1)	59,664
8,900	Universal Health Services Class B	368,371
9,500	Varian Medical Systems (1)	634,220
6,308	Waters (1)	516,057
20,600	WellPoint	1,262,368
17,300	Zimmer Holdings	1,110,833
		73,726,958
	Industrials — 9.7%
35,935	3M	3,147,906
1,700	Allegiant Travel (1)	123,658
2,200	Amerco	254,188
5,400	Applied Industrial Technologies	219,186
71,700	Applied Materials	760,020
3,500	Argan	62,265
2,200	Astronics (1)	51,062
330	Astronics Class B (1)	7,541
15,700	Boeing	1,105,908
1,200	BorgWarner (1)	78,984
2,700	Cascade	175,473
17,008	Caterpillar	1,442,448
7,700	CH Robinson Worldwide	464,541
68,898	CSX	1,410,342
14,600	Cummins	1,366,268
4,900	Danaher	253,477
22,700	Deere	1,939,488
7,000	Deluxe	220,570
18,700	Dover	1,088,714
14,800	Eaton	698,856
6,400	FedEx	588,736
5,600	Flowserve	758,744
9,800	Fluor	547,330
4,800	Forward Air	160,176
22,047	General Dynamics	1,500,960
388,089	General Electric	8,173,154
17,891	Honeywell International	1,095,645
1,100	Hyster-Yale Materials Handling Class A (1)	45,188
1,100	Hyster-Yale Materials Handling Class B (1) (2) (3)	45,188
27,200	Illinois Tool Works	1,668,176
4,700	Insperity	122,717

The accompanying notes are an integral part of the financial statements.

Shares		Value $

2,800	Intersections	26,012
10,600	Joy Global	661,970
15,800	Kla-Tencor	735,016
9,300	Knoll	133,827
9,400	L-3 Communications Holdings	693,720
1,200	Landstar System	60,780
4,900	Lincoln Electric Holdings	212,513
19,000	Lockheed Martin	1,779,730
5,800	McGrath Rentcorp	152,308
5,700	Miller Industries	87,495
1,100	NACCO Industries	55,704
23,393	Norfolk Southern	1,435,161
17,800	Northrop Grumman	1,222,682
13,200	Parker Hannifin	1,038,312
16,700	Pitney Bowes	239,812
500	Precision Castparts	86,535
28,000	Raytheon	1,583,680
8,700	Rockwell Automation	618,222
9,200	Rockwell Collins	492,936
12,000	RR Donnelley & Sons	120,240
5,600	Spirit Airlines (1)	98,280
2,200	Standex International	101,728
11,800	Steelcase Class A	118,118
2,500	TAL International Group	85,350
9,300	Timken	367,257
7,400	Towers Watson	397,454
3,800	Twin Disc	57,608
24,600	Union Pacific	3,026,538
34,964	United Parcel Service Class B	2,561,113
33,595	United Technologies	2,625,785
6,000	US Ecology	142,380
1,700	WABCO Holdings (1)	99,569
4,500	Wabtec	368,550
26,700	Waste Management	874,158
4,132	WW Grainger	832,226
		52,769,678
	Information Technology — 17.1%
11,200	Actuate (1)	59,696
12,700	American Software	104,013
9,900	Ancestry.com (1)	312,840
38,339	Apple	22,815,539
32,400	Automatic Data Processing	1,872,396
19,500	BMC Software (1)	793,650
15,200	Booz Allen Hamilton Holding	203,376
35,800	CA	806,216
6,400	CACI International Class A (1)	322,752
225,885	Cisco Systems	3,871,669
1,100	Cognizant Technology Solutions Class A (1)	73,315
80,900	Corning	950,575
5,500	CSG Systems International (1)	113,355
5,200	Datalink (1)	42,328
59,299	Dell	547,330
16,400	Dice Holdings (1)	144,812
3,200	Diebold	95,200
6,400	Dolby Laboratories (1)	202,176
38,000	eBay (1)	1,835,020
8,900	Ebix	193,931
1,800	Electro Rent	28,296
45,400	EMC (1)	1,108,668
4,100	FactSet Research Systems	371,255
8,900	Fidelity National Information Services	292,543
4,400	First Solar (1)	106,964
10,600	FleetCor Technologies (1)	502,546
10,400	FLIR Systems	202,072
4,200	Globecomm Systems (1)	45,570
10,749	Google Class A (1)	7,306,848
28,700	GT Advanced Technologies (1)	124,558
11,000	Hackett Group (1)	42,790
6,967	Harris	318,949
78,933	Hewlett-Packard	1,093,222
6,900	Higher One Holdings (1)	87,147
6,000	Ingram Micro Class A (1)	91,200
5,500	Integrated Silicon Solution (1)	47,025
234,674	Intel	5,074,825
46,594	International Business Machines	9,063,931
4,600	Intuit	273,332
3,900	IXYS	37,128
8,400	j2 Global	252,336
13,200	Jack Henry & Associates	501,600
21,300	Kulicke & Soffa Industries (1)	218,538
9,500	Lexmark International Class A	201,970
4,800	Littelfuse	257,280
6,600	Mantech International Class A	151,602
9,700	Marvell Technology Group	76,533
3,200	Mastercard Class A	1,474,976
10,000	Maxim Integrated Products	275,250
14,400	Microchip Technology	451,440
328,250	Microsoft	9,366,614
12,700	Molex	329,819
4,600	MTS Systems	231,886
2,300	Multi-Fineline Electronix (1)	48,622
9,300	Net 1 UEPS Technologies (1)	82,305
8,400	Newport (1)	90,888

The accompanying notes are an integral part of the financial statements.

Shares		Value $

176,881	Oracle	5,492,155
4,800	Plantronics	155,712
14,200	QLogic (1)	133,196
69,077	QUALCOMM	4,046,185
5,300	Sohu.com (1)	201,294
53,400	Symantec (1)	971,346
6,700	SYNNEX (1)	217,013
19,100	TeleNav (1)	134,464
3,800	Telular	37,962
2,800	Tessco Technologies	58,240
50,322	Texas Instruments	1,413,545
17,700	Total System Services	398,073
7,300	ValueClick (1)	121,691
13,800	Visa Class A	1,914,888
100	Vishay Intertechnology (1)	828
17,800	Western Digital	609,294
54,800	Western Union	695,960
10,400	Xilinx	340,704
6,600	Zebra Technologies Class A (1)	237,138
4,200	Zygo (1)	78,204
		92,848,609
	Materials — 2.7%
3,900	A Schulman	100,074
12,600	Bemis	416,430
8,600	Boise	72,154
5,000	Buckeye Technologies	131,000
5,682	CF Industries Holdings	1,165,890
11,800	Cliffs Natural Resources	427,986
18,800	Dow Chemical	550,840
21,200	E.I. du Pont de Nemours	943,824
11,400	Eastman Chemical	675,336
49,500	Freeport-McMoRan Copper & Gold	1,924,560
5,600	Gold Resource	93,632
800	Great Northern Iron Ore Properties	61,192
4,000	Innophos Holdings	190,600
26,600	International Paper	953,078
10,800	KapStone Paper and Packaging (1)	237,276
13,500	Kronos Worldwide	180,225
10,200	LyondellBasell Industries	544,578
18,640	Monsanto	1,604,345
19,900	Mosaic	1,041,566
32,500	Newmont Mining	1,772,875
4,200	Praxair	446,082
4,100	Schnitzer Steel Industries Class A	116,891
4,400	Schweitzer-Mauduit International	154,132
1,500	Terra Nitrogen LP	322,065
9,300	United States Steel	189,627
		14,316,258
	Telecommunication Services — 2.3%
203,639	AT&T	7,043,873
2,250	Lumos Networks	17,708
7,900	NII Holdings (1)	62,963
116,330	Verizon Communications	5,192,971
		12,317,515
	Utilities — 1.7%
49,600	AES	518,320
4,900	American States Water	215,698
3,200	Chesapeake Utilities	150,304
4,300	Dominion Resources	226,954
1,733	Duke Energy	113,841
8,500	El Paso Electric	288,915
39,871	Emerson Electric	1,930,953
19,700	Exelon	704,866
900	FirstEnergy	41,148
10,800	NeuStar Class A (1)	395,172
12,600	NextEra Energy	882,756
37	PG&E	1,573
10,200	Pinnacle West Capital	540,294
14,900	Portland General Electric	408,260
25,600	PPL	757,248
34,308	Southern	1,606,987
100	USA Mobility	1,105
12,000	Vectren	354,840
		9,139,234
	Total United States	483,579,827
	TOTAL COMMON STOCK (Cost $447,634,369)	504,775,444

	SHORT-TERM INVESTMENT (4) — 6.5%
35,334,317	JPMorgan Prime Money Market Fund, 0.050% (Cost $35,334,317)	35,334,317

	TOTAL INVESTMENTS — 99.7% (Cost $482,968,686)	540,109,761

	OTHER ASSETS LESS LIABILITIES — 0.3%	1,801,204

	NET ASSETS — 100%	$541,910,965

The accompanying notes are an integral part of the financial statements.

(1)         Denotes non-income producing security.

(2)         Security considered illiquid. On October 31, 2012 the value of this security amounted to $45,188, representing 0.0% of the net assets of the Fund.

(3)         Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(4)         The rate shown represents the 7-day current yield as of October 31, 2012.

The open futures contracts held by the Fund at October 31, 2012, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
S&P 500 Index E-MINI	499	Dec-12	$(1,181,298)

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2012, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Toronto-Dominion Bank	11/15/12	CAD	14,390,335	USD	14,716,753	$313,021

ADR — American Depositary Receipt

CAD — Canadian Dollar

LP — Limited Partnership

NASDAQ — National Association of Securities Dealers Automated Quotations

REIT — Real Estate Investment Trust

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2012, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock (1)
Bahamas	$136,152	$—	$—	$136,152
Bermuda	4,242,264	—	—	4,242,264
Canada	10,987,315	—	—	10,987,315
Cayman Islands	811,330	—	—	811,330
China	452,032	—	—	452,032
Ireland	2,472,456	—	—	2,472,456
Puerto Rico	171,009	—	—	171,009
Russia	84,739	—	—	84,739
Switzerland	1,838,320	—	—	1,838,320
United States
Consumer Discretionary	46,805,054	—	—	46,805,054
Consumer Staples	51,409,222	—	—	51,409,222
Energy	55,242,857	—	—	55,242,857
Financials	75,004,442	—	—	75,004,442
Healthcare	73,726,958	—	—	73,726,958
Industrials	52,724,490	45,188	—	52,769,678
Information Technology	92,848,609	—	—	92,848,609
Materials	14,316,258	—	—	14,316,258
Telecommunication Services	12,317,515	—	—	12,317,515
Utilities	9,139,234	—	—	9,139,234
Total Common Stock	504,730,256	45,188	—	504,775,444

Short-Term Investment	35,334,317	—	—	35,334,317

Total Investments in Securities	$540,064,573	$45,188	$—	$540,109,761

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures — Unrealized Depreciation	$(1,181,298)	$—	$—	$(1,181,298)
Forwards — Unrealized Appreciation	—	313,021	—	313,021
Total Other Financial Instruments	$(1,181,298)	$313,021	$—	$(868,277)

(1)         Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. As of October 31, 2012, the Fund had a security with a total value of $45,188 considered to be a Level 2 holding. This consideration is due to the security, received as part of a corporate action, not being listed on an exchange and not tradable as of October 31, 2012.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Opportunities Fund

Schedule of Investments

October 31, 2012

Shares		Value $

	COMMON STOCK — 90.6%
	Consumer Discretionary — 18.7%
20,300	AFC Enterprises (1)	513,996
33,800	American Greetings Class A	580,346
24,000	Asbury Automotive Group (1)	761,280
18,100	Bally Technologies (1)	903,552
58,800	Callaway Golf	321,048
45,200	Chico’s FAS	840,720
12,100	Children’s Place (1)	707,003
5,700	Churchill Downs	372,381
49,100	Domino’s Pizza	1,994,442
9,600	Elizabeth Arden (1)	452,928
109,300	Fifth & Pacific (1)	1,200,114
69,600	Finish Line	1,448,028
15,100	Group 1 Automotive	936,351
12,800	Harman International Industries	536,704
25,000	Healthcare Services Group	597,500
25,500	Home Inns & Hotels Management ADR (1)	750,975
69,200	Ignite Restaurant Group (1)	793,032
7,900	Inter Parfums	144,254
14,300	Lamar Advertising Class A (1)	561,275
39,800	LKQ (1)	831,422
8,100	Madison Square Garden (1)	333,396
12,716	Manchester United (1)	160,094
23,400	Men’s Wearhouse	767,286
62,600	Pinnacle Entertainment (1)	798,776
31,400	Progressive Waste Solutions	607,276
37,500	Rent-A-Center	1,249,875
18,000	Six Flags Entertainment	1,027,980
59,534	Standard Parking (1)	1,360,352
66,400	Waste Connections	2,179,912
321,500	Wendy’s	1,372,805
		25,105,103
	Consumer Staples — 1.9%
18,300	Casey’s General Stores	943,365
35,100	Chefs’ Warehouse (1)	541,944
4,500	Core-Mark Holding	215,415
13,700	Universal	678,972
9,000	WhiteWave Foods (1)	148,230
		2,527,926
	Financial Services — 15.0%
76,856	Alterra Capital Holdings	1,877,592
3,700	Altisource Portfolio Solutions (1)	419,950
19,600	Amerisafe (1)	514,500
14,500	Bank of Hawaii	640,320
42,500	Brown & Brown	1,085,875
64,094	Colonial Properties Trust REIT	1,386,353
15,757	Equity Lifestyle Properties REIT	1,060,919
3,400	EverBank Financial	51,816
60,600	FirstMerit	839,916
40,200	Genpact	707,922
7,100	Health Care REIT	421,953
31,500	HFF (1)	438,795
27,736	Hudson Pacific Properties	526,152
2,300	Infinity Property & Casualty	131,353
46,200	KBW	750,750
20,100	Lakeland Financial	536,469
14,213	LaSalle Hotel Properties REIT	340,259
22,200	Lazard LP Class A	654,012
31,700	MB Financial	642,242
12,064	Mid-America Apartment Communities	780,661
25,900	Ocwen Financial (1)	998,963
60,100	Old National Bancorp	737,427
29,300	Primerica (1)	828,018
53,752	Redwood Trust REIT	837,994
22,800	Reinsurance Group of America	1,206,576
22,300	Simmons First National Class A	555,047
11,500	SVB Financial Group (1)	650,785
13,000	Westamerica Bancorporation	573,560
		20,196,179
	Healthcare — 12.3%
6,000	Centene (1)	227,880
20,800	Cepheid (1)	630,448
17,100	Cooper	1,641,258
21,800	Fluidigm (1)	328,962
16,900	Haemonetics (1)	1,380,730
55,800	HealthSouth (1)	1,234,854
23,600	HMS Holdings (1)	544,924
218,800	Lexicon Pharmaceuticals (1)	452,916
15,700	LifePoint Hospitals (1)	554,838
36,300	Masimo (1)	797,511
29,300	MedAssets (1)	519,489
20,600	Medicis Pharmaceutical Class A	894,246
33,900	Metropolitan Health Networks (1)	370,527
19,900	Myriad Genetics (1)	520,783
5,700	Onyx Pharmaceuticals (1)	446,652
8,000	Orthofix International (1)	317,280
63,000	Parexel International (1)	1,933,470
4,500	Puma Biotechnology (1)	92,700
18,300	Salix Pharmaceuticals (1)	714,432
21,900	Sirona Dental Systems (1)	1,253,994
5,600	Techne	377,216
112,518	Unilife (1)	308,299
12,800	Vivus (1)	190,720

The accompanying notes are an integral part of the financial statements.

Shares		Value $

18,000	Volcano (1)	515,160
6,000	West Pharmaceutical Services	323,220
		16,572,509
	Materials & Processing — 9.9%
13,300	Armstrong World Industries	688,940
73,400	Berry Plastics Group (1)	1,040,078
23,300	Cabot	833,208
32,200	Hexcel (1)	823,032
37,900	Innophos Holdings	1,805,935
14,800	Kaiser Aluminum	896,584
25,000	KapStone Paper and Packaging (1)	549,250
8,600	Minerals Technologies	616,276
48,000	MRC Global (1)	1,173,600
58,700	Packaging Corp. of America	2,070,349
78,700	Pretium Resources (1)	1,064,024
9,700	Quaker Chemical	514,003
28,800	Silgan Holdings	1,247,328
		13,322,607
	Other Energy — 4.3%
15,700	Carrizo Oil & Gas (1)	421,074
42,000	Helix Energy Solutions Group (1)	726,180
59,300	Laredo Petroleum Holdings (1)	1,203,197
18,100	Oil States International (1)	1,323,110
15,000	PDC Energy (1)	454,050
114,200	Petroquest Energy (1)	696,620
10,600	SM Energy	571,552
21,600	SunCoke Energy (1)	347,112
		5,742,895
	Producer Durables — 12.9%
8,300	Allegiant Travel (1)	603,742
52,200	Applied Industrial Technologies	2,118,798
10,800	AZZ	425,952
5,100	Cascade	331,449
16,800	Clean Harbors (1)	980,280
63,500	Compass Diversified Holdings	914,400
29,500	EnerSys (1)	1,017,160
31,500	EnPro Industries (1)	1,151,640
13,900	Genesee & Wyoming Class A (1)	1,007,333
27,300	Great Lakes Dredge & Dock	217,035
108,400	Hawaiian Holdings (1)	642,812
25,850	IDEX	1,099,401
6,800	MTS Systems	342,788
47,800	MYR Group (1)	1,012,404
9,700	Regal-Beloit	632,246
54,200	Spirit Airlines (1)	951,210
11,963	Stantec (2)	412,042
34,100	Swift Transportation (1)	332,475
11,886	Teekay	363,831
13,600	Tetra Tech (1)	352,784
28,200	Thermon Group Holdings (1)	700,488
16,700	Towers Watson	896,957
23,100	Zebra Technologies Class A (1)	829,983
		17,337,210
	Technology — 10.2%
172,000	Anadigics (1)	251,120
14,900	Ancestry.com (1)	470,840
24,000	Atmel (1)	111,960
46,500	Cadence Design Systems (1)	588,690
25,100	comScore (1)	355,667
63,800	Comverse Technology (1)	420,442
9,500	Electro Rent	149,340
26,700	EXFO (1)	121,752
76,800	Fairchild Semiconductor International (1)	903,168
11,000	Gartner (1)	510,510
12,800	Hittite Microwave (1)	724,992
157,900	Integrated Device Technology (1)	858,976
59,000	JDS Uniphase (1)	571,710
37,000	Kenexa (1)	1,700,520
29,000	M (1)	362,210
23,900	Monolithic Power Systems (1)	464,377
37,000	Nanometrics (1)	509,120
30,300	Netscout Systems (1)	749,319
83,660	Parametric Technology (1)	1,688,259
78,300	Sapient (1)	804,924
17,800	Scansource (1)	520,650
36,347	TNS (1)	520,489
22,200	Websense (1)	293,484
		13,652,519
	Utilities — 5.4%
39,000	Cleco	1,682,850
56,300	IDACORP	2,517,736
57,422	NorthWestern	2,056,282
21,900	UNS Energy	933,816
		7,190,684
	TOTAL COMMON STOCK (Cost $100,862,597)	121,647,632

	INVESTMENT COMPANY — 0.5%
4,000	SPDR Gold Trust (Cost $688,734)	667,440

	SHORT-TERM INVESTMENT (3) — 9.3%
12,437,873	JPMorgan Prime Money Market Fund, 0.050% (Cost $12,437,873)	12,437,873

The accompanying notes are an integral part of the financial statements.

Value $

TOTAL INVESTMENTS — 100.4% (Cost $113,989,204)	134,752,945

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%	(508,620)

NET ASSETS — 100%	$134,244,325

(1)         Denotes non-income producing security.

(2)         Canadian-domiciled company.

(3)         The rate shown represents the 7-day current yield as of October 31, 2012.

ADR — American Depositary Receipt

LP — Limited Partnership

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depository Receipts

The following is a summary of the inputs used as of October 31, 2012, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$121,647,632	$—	$—	$121,647,632
Investment Company	667,440	—	—	667,440
Short-Term Investment	12,437,873	—	—	12,437,873
Total Investments in Securities	$134,752,945	$—	$—	$134,752,945

(1)         There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)         All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Small and Mid Cap Opportunities Fund

Schedule of Investments

October 31, 2012

Shares		Value $

	COMMON STOCK — 92.7%
	Auto & Transportation — 1.9%
12,200	Kansas City Southern	981,612
27,900	Ryder System	1,258,848
		2,240,460
	Consumer Discretionary — 15.9%
26,400	Asbury Automotive Group (1)	837,408
5,200	Autoliv	299,520
18,300	Bally Technologies (1)	913,536
11,300	Children’s Place (1)	660,259
17,000	Elizabeth Arden (1)	802,060
2,900	Group 1 Automotive	179,829
11,300	Harman International Industries	473,809
9,400	Home Inns & Hotels Management ADR (1)	276,830
1,500	Jack in the Box (1)	39,015
11,700	Lamar Advertising Class A (1)	459,225
5,924	Liberty Media - Liberty Capital (1)	661,533
21,700	Life Time Fitness (1)	974,113
17,400	Men’s Wearhouse	570,546
37,100	Rent-A-Center	1,236,543
58,400	Republic Services	1,655,640
36,700	Ross Stores	2,236,865
15,200	Sally Beauty Holdings (1)	366,016
13,800	Snap-on	1,067,154
35,800	VeriSign (1)	1,327,106
78,300	Waste Connections	2,570,589
10,500	Weight Watchers International	527,625
12,100	Wolverine World Wide	506,627
		18,641,848
	Consumer Staples — 2.9%
16,200	Casey’s General Stores	835,110
16,100	Harris Teeter Supermarkets	602,945
10,100	McCormick	622,362
85,000	Viterra	1,339,574
		3,399,991
	Financial Services — 17.1%
58,303	Apartment Investment & Management REIT Class A	1,556,107
15,600	Bank of Hawaii	688,896
17,300	CIT Group (1)	643,906
39,000	Comerica	1,162,590
13,400	Cullen/Frost Bankers	741,020
64,100	First Horizon National	596,771
15,100	First Republic Bank	518,685
21,000	Genpact	369,810
26,800	HCC Insurance Holdings	955,152
11,784	Health Care REIT	700,323
159,800	Huntington Bancshares	1,021,122
10,000	Lazard LP Class A	294,600
23,900	PartnerRe	1,935,900
33,408	PennyMac Mortgage Investment Trust REIT	849,900
22,800	Raymond James Financial	869,592
39,100	Reinsurance Group of America	2,069,172
11,488	Tanger Factory Outlet Centers REIT	361,527
5,900	Unum Group	119,652
73,354	Vantiv (1)	1,480,284
43,400	Willis Group Holdings	1,461,278
24,500	WR Berkley	952,805
36,000	Zions Bancorporation	772,920
		20,122,012
	Healthcare — 12.3%
63,700	CareFusion (1)	1,691,872
31,800	Coventry Health Care	1,387,752
5,900	DaVita (1)	663,868
31,500	DENTSPLY International	1,160,460
16,100	Henry Schein (1)	1,187,858
35,300	Life Technologies (1)	1,726,523
19,000	LifePoint Hospitals (1)	671,460
24,300	Masimo (1)	533,871
22,400	Myriad Genetics (1)	586,208
5,200	Onyx Pharmaceuticals (1)	407,472
42,700	Parexel International (1)	1,310,463
16,300	Salix Pharmaceuticals (1)	636,352
15,200	Sirona Dental Systems (1)	870,352
31,400	Universal Health Services Class B	1,299,646
15,100	Wright Medical Group (1)	306,832
		14,440,989
	Materials & Processing — 11.1%
15,200	Airgas	1,352,344
82,700	Berry Plastics Group (1)	1,171,859
24,900	Cabot	890,424
59,400	Crown Holdings (1)	2,272,050
17,300	Hexcel (1)	442,188
4,400	International Flavors & Fragrances	284,328
4,600	Martin Marietta Materials	378,626
20,800	Reliance Steel & Aluminum	1,130,272
17,400	Rock-Tenn Class A	1,273,506
13,600	Royal Gold	1,197,888
24,700	Silgan Holdings	1,069,757
77,370	Yamana Gold	1,563,648
		13,026,890
	Other Energy — 7.0%
18,600	Cimarex Energy	1,063,548

The accompanying notes are an integral part of the financial statements.

Shares		Value $

10,600	Concho Resources (1)	912,872
48,400	Denbury Resources (1)	741,972
26,500	Dresser-Rand Group (1)	1,365,545
34,800	Energen	1,623,420
17,343	Oil States International (1)	1,267,773
16,300	SM Energy	878,896
20,200	Swift Energy (1)	337,542
		8,191,568
	Producer Durables — 10.3%
20,000	AGCO (1)	910,200
14,200	Alaska Air Group (1)	543,008
30,000	Applied Industrial Technologies	1,217,700
11,900	Dover	692,818
43,250	IDEX	1,839,423
6,800	Itron (1)	279,208
6,800	Kennametal	240,856
45,700	Quanta Services (1)	1,185,001
13,500	Regal-Beloit	879,930
31,600	Rollins	716,372
75,100	Spirit Airlines (1)	1,318,005
14,600	Towers Watson	784,166
28,300	Verisk Analytics Class A (1)	1,443,300
		12,049,987
	Technology — 10.4%
46,600	Adtran	787,074
76,000	Amdocs	2,513,320
41,700	Arrow Electronics (1)	1,469,091
13,900	Autodesk (1)	442,576
11,400	Gartner (1)	529,074
54,100	Integrated Device Technology (1)	294,304
39,800	JDS Uniphase (1)	385,662
26,800	Linear Technology	837,768
34,500	Molex	895,965
81,300	Parametric Technology (1)	1,640,634
19,900	SBA Communications Class A (1)	1,325,937
33,900	Synopsys (1)	1,091,580
		12,212,985
	Telecommunication Services — 0.3%
39,800	NII Holdings (1)	317,206

	Utilities — 3.5%
28,600	Cleco	1,234,090
24,000	Portland General Electric	657,600
108,600	Questar	2,198,064
		4,089,754
	TOTAL COMMON STOCK (Cost $94,770,702)	108,733,690

	SHORT-TERM INVESTMENT (2) — 7.8%
9,151,425	JPMorgan Prime Money Market Fund, 0.050% (Cost $9,151,425)	9,151,425

	TOTAL INVESTMENTS — 100.5% (Cost $103,922,127)	117,885,115

	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%	(541,121)

	NET ASSETS — 100%	$117,343,994

(1)         Denotes non-income producing security.

(2)         The rate shown represents the 7-day current yield as of October 31, 2012.

ADR — American Depositary Receipt

LP — Limited Partnership

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2012, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$108,733,690	$—	$—	$108,733,690
Short-Term Investment	9,151,425	—	—	9,151,425
Total Investments in Securities	$117,885,115	$—	$—	$117,885,115

(1)         There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)         All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Market Equity Fund

Schedule of Investments

October 31, 2012

Shares		Value $

	COMMON STOCK — 92.0%
	Brazil — 7.5%
358,400	BR Malls Participacoes	4,711,494
300,329	BR Properties	3,933,311
127,700	BRF - Brasil Foods	2,323,190
84,300	BRF - Brasil Foods ADR	1,544,376
586,756	Cia de Concessoes Rodoviarias	5,159,628
123,568	Cia Hering	2,838,770
291,900	Gerdau ADR	2,565,801
208,505	Iochpe-Maxion	2,556,202
100,000	Lojas Renner	3,702,518
99,978	Petroleo Brasileiro ADR	2,120,533
41,700	Tim Participacoes ADR	724,746
157,500	Ultrapar Participacoes	3,303,464
75,600	Ultrapar Participacoes ADR	1,574,748
408,400	Vale ADR	7,481,888
		44,540,669
	China — 12.0%
49,600	Baidu ADR (1)	5,288,352
18,827,320	China Construction Bank Class H	14,187,205
1,849,200	China Pacific Insurance Group Class H	5,798,099
7,402,000	China Petroleum & Chemical Class H	7,860,396
6,688,000	China Telecom Class H	3,978,255
3,604,000	Dongfeng Motor Group Class H	4,464,281
478,500	Hengan International Group	4,358,952
11,402,565	Industrial & Commercial Bank of China Class H	7,547,714
80,400	Mindray Medical International ADR	2,734,404
302,500	Tencent Holdings	10,694,770
1,004,200	Weichai Power Class H	3,556,789
134,000	Zhuzhou CSR Times Electric	394,217
		70,863,434
	Colombia — 1.3%
150,300	Almacenes Exito	2,865,256
132,862	Cementos Argos	635,383
69,300	Ecopetrol ADR	4,103,253
		7,603,892
	Czech Republic — 0.3%
8,291	Komercni Banka	1,692,041

	Egypt — 1.2%
714,603	Commercial International Bank	4,430,831
57,500	Orascom Construction Industries GDR (1)	2,351,750
		6,782,581
	Hong Kong — 6.3%
1,850,000	Belle International Holdings	3,446,945
741,000	China Mobile	8,217,876
2,312,000	China Overseas Land & Investment	6,055,909
2,886,000	China Resources Power Holdings	6,181,586
5,793,000	CNOOC	12,034,413
1,301,000	Dah Chong Hong Holdings	1,227,129
		37,163,858
	Hungary — 0.3%
9,643	Richter Gedeon	1,798,550

	India — 4.9%
107,859	Dr Reddy’s Laboratories ADR	3,509,732
234,200	HDFC Bank ADR	8,756,738
193,428	ICICI Bank ADR	7,592,049
71,400	Infosys Limited ADR	3,100,188
153,468	Mahindra & Mahindra GDR	2,478,508
58,696	Reliance Industries GDR (2)	1,740,336
81,370	Tata Motors ADR	1,965,086
		29,142,637
	Indonesia — 1.6%
5,080,500	Bank Mandiri	4,363,782
2,223,500	Semen Gresik Persero	3,449,261
2,278,500	XL Axiata	1,624,958
		9,438,001
	Malaysia — 3.7%
3,198,500	Axiata Group	6,856,929
516,800	CIMB Group Holdings	1,294,545
1,141,700	Genting	3,317,152
1,102,700	Public Bank	5,756,050
1,502,300	Sime Darby	4,823,537
		22,048,213
	Mexico — 5.1%
1,139,822	Alfa Class A	2,094,403
374,891	Alpek	970,582
273,132	America Movil, Series L ADR	6,907,508
67,100	Fomento Economico Mexicano ADR	6,079,931
800,197	Grupo Bimbo, Series A	1,862,075
651,345	Grupo Financiero Banorte	3,621,347
1,306,100	Grupo Mexico	4,189,415
823,741	Mexichem	4,082,847
		29,808,108

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Philippines — 0.9%
46,880	Ayala	504,135
5,123,500	Ayala Land	2,928,958
105,500	SM Investments	2,056,475
		5,489,568
	Poland — 0.5%
507,211	Cyfrowy Polsat	2,303,591
7,412	Powszechny Zaklad Ubezpieczen	865,950
		3,169,541
	Qatar — 0.6%
89,556	Industries Qatar	3,738,725

	Russia — 8.5%
1,011,171	Gazprom ADR	9,242,103
124,464	Globaltrans Investment GDR	2,302,584
222,416	LUKOIL ADR	13,389,443
73,368	Magnit GDR	2,604,564
83,300	Mail.ru Group GDR	2,778,055
214,100	Mobile Telesystems ADR	3,669,674
138,703	Polymetal International	2,493,507
140,517	Rosneft Oil GDR	1,039,826
870,598	Sberbank Savings Bank of the Russian Federation ADR	10,142,467
191,401	Sberbank Savings Bank of the Russian Federation GDR (1) (2)	2,229,821
		49,892,044
	South Africa — 2.6%
96,343	AngloGold Ashanti	3,205,303
65,884	Foschini Group	956,576
71,036	Mr Price Group	1,097,412
76,394	Naspers Class N	4,959,599
63,338	Sasol	2,702,803
120,881	Shoprite Holdings	2,485,752
		15,407,445
	South Korea — 18.0%
179,700	Cheil Worldwide	3,460,205
5,360	CJ CheilJedang	1,683,294
24,778	Daum Communications	2,128,827
171,480	DGB Financial Group	2,169,837
32,360	GS Engineering & Construction	1,821,845
43,170	Hankook Tire (1)	1,820,851
15,692	Hyundai Department Store	1,949,629
22,872	Hyundai Engineering & Construction	1,377,857
27,866	Hyundai Mobis	7,103,198
63,273	Hyundai Motor	13,024,747
38,015	LG Chem	10,666,230
14,545	LG Household & Health Care	8,548,822
30,553	Samsung Electronics	36,699,460
1,852	Samsung Engineering	241,986
12,231	Samsung Fire & Marine Insurance	2,674,760
79,740	Shinhan Financial Group	2,738,183
34,287	SK Inovation	5,045,905
21,664	SK Telecom	3,049,169
		106,204,805
	Taiwan — 6.7%
313,011	Asustek Computer	3,353,785
4,241,049	Chinatrust Financial Holding	2,337,386
2,360,074	Hon Hai Precision Industry	7,166,061
292,000	MediaTek	3,243,612
406,000	Radiant Opto-Electronics	1,688,626
2,213,337	Taiwan Cement	2,837,466
821,700	Taiwan Mobile	2,869,094
4,456,139	Taiwan Semiconductor Manufacturing	13,530,493
1,964,770	WPG Holdings	2,374,202
		39,400,725
	Thailand — 5.7%
332,300	Advanced Info Service	2,141,248
1,302,700	Bangkok Bank	7,692,943
4,066,400	CP ALL	5,273,716
1,235,900	Kasikornbank	7,258,140
460,400	Kasikornbank NVDR	2,688,796
726,300	PTT	7,535,511
489,500	Thai Oil	1,066,040
		33,656,394
	Turkey — 4.3%
82,106	Anadolu Efes Biracilik Ve Malt Sanayii	1,232,163
2,248,900	Emlak Konut Gayrimenkul Yatirim Ortakligi	3,349,826
191,522	Haci Omer Sabanci Holding	1,010,766
295,596	TAV Havalimanlari Holding	1,467,673
689,937	Turkcell Iletisim Hizmetleri (1)	4,214,678
1,163,124	Turkiye Garanti Bankasi	5,554,444
355,912	Turkiye Halk Bankasi	3,137,188
1,579,441	Turkiye Is Bankasi Class C	5,374,946
		25,341,684
	TOTAL COMMON STOCK
	(Cost $501,049,278)	543,182,915

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	PREFERRED STOCK — 5.0%
	Brazil — 5.0%
310,738	Banco Bradesco ADR	4,866,157
193,304	Cia de Bebidas das Americas ADR	7,884,870
31,121	Cia Energetica de Minas Gerais ADR	373,141
577,151	Itau Unibanco Holding ADR	8,414,862
179,496	Petroleo Brasileiro ADR	3,685,053
254,300	Vale ADR	4,523,997

	TOTAL PREFERRED STOCK
	(Cost $33,727,595)	29,748,080

	SHORT-TERM INVESTMENT (3) — 3.0%
17,759,441	JPMorgan Prime Money Market Fund, 0.050%
	(Cost $17,759,441)	17,759,441

	TOTAL INVESTMENTS — 100.0%
	(Cost $552,536,314)	590,690,436

	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%	(137,345)

	NET ASSETS — 100%	$590,553,091

(1)	Denotes non-income producing security.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2012, the value of these securities amounted to $3,970,157, representing 0.7% of the net assets of the Fund.

(3)	The rate shown represents the 7-day current yield as of October 31, 2012.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

NVDR — Non Voting Depository Receipt

The following is a summary of the inputs used as of October 31, 2012, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$543,182,915	$—	$—	$543,182,915
Preferred Stock	29,748,080	—	—	29,748,080
Short-Term Investment	17,759,441	—	—	17,759,441

Total Investments in Securities	$590,690,436	$—	$—	$590,690,436

(1)	There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)	All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder International Alpha Fund

Schedule of Investments

October 31, 2012

Shares		Value $

	COMMON STOCK — 98.3%
	Australia — 4.3%
392,329	Atlas Iron	625,143
42,965	Australia & New Zealand Banking Group	1,135,071
46,124	Newcrest Mining	1,265,448
		3,025,662
	Brazil — 1.0%
33,309	Petroleo Brasileiro ADR	706,484

	Canada — 3.3%
35,429	Suncor Energy	1,189,067
14,006	Toronto-Dominion Bank	1,139,131
		2,328,198
	France — 13.2%
16,576	BNP Paribas	833,827
12,305	Cie Generale des Etablissements Michelin	1,056,783
10,846	Cie Generale d’Optique Essilor International	977,731
10,146	L’Oreal	1,292,316
6,986	LVMH Moet Hennessy Louis Vuitton	1,135,479
31,270	Safran	1,244,080
16,013	Sanofi	1,407,613
20,367	Schneider Electric	1,273,334
		9,221,163
	Germany — 8.8%
25,216	Daimler	1,177,424
38,031	GEA Group	1,187,483
195,907	Infineon Technologies	1,333,098
30,829	Symrise	1,108,257
176,350	Telefonica Deutschland Holding (1)	1,346,077
		6,152,339
	Hong Kong — 4.4%
398,800	AIA Group	1,579,752
41,072	Jardine Strategic Holdings	1,495,021
		3,074,773
	India — 1.7%
758,677	Idea Cellular (1)	1,207,226

	Israel — 2.0%
30,748	Check Point Software Technologies (1)	1,369,208

	Japan — 13.4%
27,000	Astellas Pharma	1,341,037
8,800	FANUC	1,401,077
36,600	Honda Motor	1,095,754
30,600	Nippon Telegraph & Telephone	1,393,349
120,000	Sekisui Chemical	984,592
41,000	Seven & I Holdings	1,264,462
47,700	Sumitomo Mitsui Financial Group	1,460,338
54,000	Yaskawa Electric	386,922
		9,327,531
	Mexico — 1.4%
71,146	Grupo Financiero Santander Mexico ADR (1)	972,566

	Norway — 3.4%
94,939	DnB NOR	1,185,634
49,070	Statoil	1,212,699
		2,398,333
	Russia — 1.7%
99,172	Sberbank Savings Bank of the Russian Federation ADR	1,155,354

	South Korea — 2.1%
1,202	Samsung Electronics	1,443,811

	Sweden — 2.0%
99,857	Sandvik	1,385,042

	Switzerland — 11.7%
70,613	Credit Suisse Group	1,636,996
23,445	Julius Baer Group	813,136
33,252	Nestle	2,110,161
9,212	Roche Holding	1,771,577
1,695	Syngenta	662,129
4,653	Zurich Insurance Group	1,146,638
		8,140,637
	United Kingdom — 23.9%
64,950	AMEC	1,111,027
60,913	BG Group	1,127,982
58,326	BHP Billiton	1,868,838
111,887	Capita Group	1,305,442
191,748	Centrica	1,002,881
41,751	Diageo	1,193,232
138,070	HSBC Holdings	1,356,480
236,732	Kingfisher	1,105,974
209,050	Premier Oil (1)	1,183,111
85,593	Prudential	1,172,006

The accompanying notes are an integral part of the financial statements.

Shares		Value $

54,312	Shire	1,527,681
33,696	Unilever	1,256,660
46,172	United Utilities Group	504,437
78,295	WPP	1,010,164
		16,725,915
	TOTAL COMMON STOCK
	(Cost $65,998,383)	68,634,242

	SHORT-TERM INVESTMENT (2) — 1.7%
1,189,484	JPMorgan Prime Money Market Fund, 0.050%
	(Cost $1,189,484)	1,189,484

	TOTAL INVESTMENTS — 100.0%
	(Cost $67,187,867)	69,823,726

	OTHER ASSETS LESS LIABILITIES — 0.0%	24,167

	NET ASSETS — 100%	$69,847,893

(1)	Denotes non-income producing security.
(2)	The rate shown represents the 7-day current yield as of October 31, 2012.

ADR — American Depositary Receipt

The following is a summary of the inputs used as of October 31, 2012, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$68,634,242	$—	$—	$68,634,242
Short-Term Investment	1,189,484	—	—	1,189,484

Total Investments in Securities	$69,823,726	$—	$—	$69,823,726

(1)	There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)	All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder International Multi-Cap Value Fund

Schedule of Investments

October 31, 2012

Shares		Value $

	COMMON STOCK — 97.2%
	Australia — 5.8%
19,201	Adelaide Brighton	63,184
4,874	Aditya Birla Minerals	2,327
9,637	ALS	92,735
59,002	AMP	281,125
10,774	ASG Group	7,046
7,417	Aspen Group REIT	1,309
5,561	BHP Billiton	197,712
300	Blackmores	9,249
7,522	Boart Longyear	11,400
4,367	Breville Group	27,109
11,362	Cabcharge Australia	69,823
9,772	Cardno	81,557
17,440	CFS Retail Property Trust	35,393
7,159	Charter Hall Group	23,706
24,650	Coca-Cola Amatil	344,159
4,899	Credit Group	35,751
42,295	Cue Energy Resources (1)	5,927
7,292	David Jones	20,211
13,299	Decmil Group	35,755
4,979	Fleetwood	53,235
3,603	Flight Centre	99,487
9,733	Forge Group	40,313
11,124	GrainCorp	141,686
26,187	Grange Resources	6,796
3,687	GUD Holdings	32,111
4,498	iiNET	19,424
11,926	Iluka Resources	122,808
18,750	Imdex	26,081
8,100	Incitec Pivot	26,570
7,046	Investa Office Fund REIT	21,723
8,377	IOOF Holdings	54,957
4,114	Iress	32,713
2,136	JB Hi-Fi	22,727
2,131	Kingsgate Consolidated	12,144
5,829	Leighton Holdings	108,310
17,059	M2 Telecommunications Group	67,822
22,709	Macmahon Holdings	7,543
755	Macquarie Group	25,001
2,953	Melbourne IT	5,456
22,029	Mermaid Marine Australia	74,090
9,034	Mineral Resources	81,399
5,412	Monadelphous Group	118,539
4,280	Mortgage Choice	7,686
42,157	Mount Gibson Iron	30,852
15,983	NRW Holdings	34,012
2,200	OrotonGroup	14,844
2,444	OZ Minerals	20,778
23,916	Perilya (1)	7,696
7,449	Platinum Asset Management	28,146
5,784	Qantas Airways (1)	7,986
9,351	Ramelius Resources (1)	4,271
16,895	RCR Tomlinson	32,182
24,944	Resolute Mining	49,456
2,867	Rio Tinto	169,459
10,664	Rubicon America Trust REIT (1) (2) (3)	—
9,360	Sedgman	9,619
7,557	SMS Management & Technology	39,066
31,932	SP Telemedia	79,222
6,391	Stockland REIT	22,954
4,185	TABCORP Holdings	12,338
93,286	Telstra	400,901
8,996	Woolworths	274,641
10,392	Wotif.com Holdings	50,162
		3,842,684
	Austria — 1.1%
610	AMAG Austria Metall	16,924
8,310	Atrium European Real Estate	46,972
448	Erste Group Bank	11,251
3,604	IMMOFINANZ	13,921
961	Lenzing	85,448
287	Mayr Melnhof Karton	28,387
3,856	Oesterreichische Post	148,538
7,150	OMV	261,341
341	Raiffeisen Bank International	13,635
2,014	RHI	56,907
393	Semperit Holding	16,565
802	Vienna Insurance Group	34,439
		734,328
	Belgium — 0.9%
648	Ageas	16,491
671	Barco	46,095
196	Befimmo Sicafi REIT	11,940
9,963	Belgacom	291,199
290	Compagnie Maritime Belge	5,187
699	EVS Broadcast Equipment	40,507
679	Gimv	32,818
700	KBC Groep	16,431
231	Kinepolis Group	23,049
776	Melexis	12,261
3,071	Mobistar	81,241
989	Nyrstar	5,756
512	Sipef	38,988
		621,963

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Bermuda — 0.4%
17,043	Catlin Group	129,596
13,000	Dickson Concepts International	6,710
62,000	Emperor International Holdings	14,880
2,477	Lancashire Holdings	34,496
1,932	Seadrill	78,211
		263,893
	Brazil — 0.1%
1,900	Centrais Eletricas Brasileiras	10,431
2,400	Energias do Brasil	15,007
6,800	Eternit	28,123
1,400	Fertilizantes Heringer (1)	7,658
1,200	Grendene	9,069
		70,288
	Cambodia — 0.1%
104,000	NagaCorp	57,837

	Canada — 4.3%
6,500	Amerigo Resources	3,775
1,000	Atco Class I	73,882
700	BCE	30,600
2,500	Calfrac Well Services	57,347
13,500	Canadian Oil Sands Trust	286,558
3,200	Canyon Services Group	34,219
1,400	Cascades	6,841
2,500	Chorus Aviation	7,660
9,300	CML HealthCare	78,870
400	Cogeco	13,413
2,000	Corus Entertainment Class B Shares	45,277
4,100	Davis & Henderson	86,044
900	Dorel Industries	32,179
1,900	Dundee Class A (1)	47,750
700	Empire Class A	40,784
6,800	Ensign Energy Services	101,651
11,000	Essential Energy Services	23,349
4,900	Freehold Royalties Trust	99,496
5,000	Genworth MI Canada	102,428
4,700	Great-West Lifeco	108,235
7,000	Husky Energy	189,587
1,000	IGM Financial	39,680
800	Magna International Class A	35,564
3,100	Major Drilling Group International	32,063
3,100	Medical Facilities	44,075
1,300	Morguard REIT	23,429
3,300	Mullen Group	68,428
14,200	Nevsun Resources	67,250
8,400	Petrominerales	67,368
9,000	Power Corp. of Canada	218,343
4,500	Power Financial	116,155
7,100	Research In Motion (1)	56,018
4,300	Rogers Communications Class B	188,748
2,600	Shaw Communications Class B	56,647
2,100	Sino-Forest (1) (2) (3)	—
4,500	Suncor Energy	151,029
2,800	Teck Resources Class B	88,871
1,800	Total Energy Services	27,304
2,600	Transcontinental	26,813
1,200	Valener	19,128
1,300	Wajax	58,183
2,500	Yellow Media (1)	200
		2,855,241
	Chile — 0.1%
18,715	Sigdo Koppers	44,925

	China — 1.4%
110,000	361 Degrees International	31,651
90,000	Agile Property Holdings	102,309
78,000	Anta Sports Products	66,425
45,000	Asia Cement China Holdings	19,103
74,000	Beijing Capital Land	22,152
60,000	Chaoda Modern Agriculture Holdings (1) (2) (3)	—
32,000	China Communications Services Class H	18,044
68,000	China Petroleum & Chemical Class H	72,211
234,000	China Tontine Wines Group	24,155
196,000	China Vanadium Titano - Magnetite Mining	37,682
10,000	Dongfeng Motor Group Class H	12,387
5,600	Giant Interactive Group ADR	28,840
10,000	Great Wall Technology Class H	1,794
5,400	Inner Mongolia Yitai Coal	29,344
80,000	International Taifeng Holdings	24,361
80,000	Labixiaoxin Snacks Group	28,593
49,000	Pacific Textile Holdings	32,435
42,000	Sateri Holdings	9,321
547,500	Shenzhen International Holdings	45,213
41,000	Shenzhou International Group Holdings	79,883
38,000	Tiangong International	9,169
56,000	Travelsky Technology	28,903
51,000	Xingda International Holdings	18,031
154,000	Yangzijiang Shipbuilding Holdings	114,257
24,000	Yanzhou Coal Mining	36,108
		892,371

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Cyprus — 0.2%
11,166	ProSafe	92,990
5,607	Songa Offshore (1)	6,874
		99,864
	Czech Republic — 0.0%
1,215	Telefonica Czech Republic	24,200

	Denmark — 0.6%
9	AP Moller - Maersk	62,801
728	Danske Bank (1)	11,384
159	Dfds	7,708
318	FLSmidth	18,786
10,840	H Lundbeck	188,723
2,145	Pandora	34,064
770	Royal UNIBREW	61,275
		384,741
	Finland — 1.1%
2,777	Cramo	28,147
11,057	Elisa	237,042
3,575	Fortum	66,123
8,748	Orion Class B	216,342
1,579	PKC Group	28,653
2,530	Ramirent	18,888
1,680	Sampo Class A	52,652
1,515	Stora Enso Class R	9,559
4,116	Tieto	78,957
		736,363
	France — 5.5%
2,450	ABC Arbitrage	19,657
1,471	Akka Technologies	41,622
1,511	Alten	47,522
2,107	April	37,223
15,090	AXA	239,889
6,721	BNP Paribas	338,088
246	Boiron	7,876
629	Bouygues	15,127
345	Casino Guichard Perrachon	30,130
202	Cegid Group	3,899
3,511	Cie Generale des Etablissements Michelin	301,533
711	Ciments Francais	43,267
18,042	CNP Assurances	254,897
5,390	Credit Agricole	40,576
180	Credit Agricole Nord de France	2,732
416	Eiffage	14,291
140	Esso Francaise	10,015
820	Euler Hermes	56,522
3,254	Faurecia	48,840
2,526	France Telecom	28,163
242	Gecina REIT	26,800
190	Generale de Sante	2,480
1,959	Ipsen	50,529
229	Maisons France Confort	6,845
5,676	Maurel & Prom Nigeria (1)	14,272
3,292	Metropole Television	45,891
3,052	Natixis	10,000
1,661	Neopost	90,927
484	Nexity	14,912
3,854	PagesJaunes Groupe	7,008
424	Parrot (1)	14,712
1,960	Plastic Omnium	54,213
1,208	Renault	54,034
4,920	Rexel	89,055
587	Sa des Ciments Vicat	31,620
2,445	Saft Groupe	54,365
5,589	Sanofi	491,298
1,368	SCOR	36,509
7,132	Societe Generale	226,711
464	Societe Internationale de Plantations d’Heveas	36,025
2,908	Societe Television Francaise 1	24,986
63	Tessi	5,880
9,429	Total	474,432
1,911	Valeo	83,968
200	Vinci	8,851
4,100	Vivendi	83,884
		3,622,076
	Gabon — 0.1%
108	Total Gabon	48,364

	Germany — 3.2%
5,907	ADVA Optical Networking (1)	33,152
244	Allianz	30,253
1,554	Aurubis	98,253
2,902	Axel Springer	124,465
4,323	BASF	358,214
989	Bayerische Motoren Werke	78,772
1,089	Bechtle	41,082
249	Bertrandt	20,833
147	Bijou Brigitte	10,256
359	Cewe Color Holding	15,825
4,150	Commerzbank (1)	7,950
311	Continental	31,172
1,507	Deutsche Bank	68,307

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,151	Deutsche Lufthansa	17,589
6,213	Deutsche Telekom	70,938
6,004	Drillisch	73,929
429	Elmos Semiconductor	3,716
7,496	Freenet	123,926
204	Generali Deutschland Holding	17,160
386	Indus Holding	9,719
4,462	K+S	211,094
1,629	Kontron	7,658
1,274	Leoni	42,446
1,971	MLP	12,656
1,777	Muenchener Rueckversicherungs	285,603
987	Nemetschek	43,995
2,368	NORMA Group	65,437
1,326	Rheinmetall	63,273
1,191	RWE	54,423
641	SMA Solar Technology	13,742
827	Suedzucker	32,045
1,261	Takkt	16,186
266	Wacker Chemie	15,025
432	Wincor Nixdorf	19,211
		2,118,305
	Hong Kong — 4.8%
112,000	Anxin-China Holdings	24,857
46,850	Asian Citrus Holdings	26,745
216,000	Bosideng International Holdings	68,562
38,000	Centron Telecom International Holdings	4,364
53,000	Champion REIT	24,893
199,774	Champion Technology Holdings	2,707
88,000	China BlueChemical	55,752
129,000	China Green Holdings	28,463
35,000	China Mobile	388,159
116,000	China Rare Earth Holdings	26,493
16,000	China Ting Group Holdings	826
66,000	CIMC Enric Holdings	47,945
21,000	City Telecom HK	4,904
128,000	CNOOC	265,908
810,000	CSI Properties	32,922
33,200	Dah Sing Banking Group	33,200
5,200	Dah Sing Financial Holdings	19,995
370	Digitalhongkong.com (1)	38
61,000	Dongyue Group	34,868
270,000	Emperor Watch & Jewellery	25,780
172,000	First Pacific	191,529
66,000	Giordano International	54,844
23,000	Goldlion Holdings	10,476
14,279	Great Eagle Holdings	42,376
15,000	Henderson Land Development	103,935
28,000	HKR International	13,440
20,000	Hongkong Land Holdings	127,000
64,000	Hua Han Bio-Pharmaceutical Holdings	14,782
142,000	Hutchison Telecommunications Hong Kong Holdings	58,998
104,000	K Wah International Holdings	47,236
5,000	Kingboard Chemical Holdings	14,871
17,000	Kowloon Development	19,566
28,000	Lee & Man Chemical	14,741
85,000	Lonking Holdings	19,961
339,000	Loudong General Nice Resources China Holdings	14,435
20,000	Luen Thai Holdings	2,684
17,000	Luk Fook Holdings International	42,730
64,000	Minmetals Land	8,671
15,500	NetDragon Websoft	16,560
74,000	New World China Land	34,087
87,602	New World Development	135,415
28,000	Norstar Founders Group (1) (2) (3)	—
15,333	NWS Holdings	23,148
38,000	Pico Far East Holdings	9,316
52,000	Ports Design	36,970
167,000	Real Nutriceutical Group	59,689
51,000	Regal REIT	13,885
155,000	Regent Manner International	32,400
475,000	REXLot Holdings	34,322
45,000	Royale Furniture Holdings	3,774
20,000	SinoMedia Holding	9,781
61,500	SmarTone Telecommunications Holdings	124,269
49,500	Stelux Holdings International	11,113
226,000	SUNeVision Holdings	50,157
46,000	Sunlight REIT	18,815
9,000	Swire Pacific Class A	106,780
15,000	TAI Cheung Holdings	11,981
16,000	TCL Communication Technology Holdings	4,914
4,000	Television Broadcasts	29,806
34,000	Texwinca Holdings	27,068
90,000	Tianneng Power International	60,851
3,800	VTech Holdings	45,134
22,000	Wharf Holdings	150,593
27,000	Wheelock	118,102
89,500	XTEP International Holdings	39,033
4,000	YGM Trading	9,610
17,000	Yuexiu REIT	8,116
26,000	Yuexiu Transport Infrastructure	11,675
		3,157,020

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Hungary — 0.0%
314	EGIS Pharmaceuticals	25,247

	Indonesia — 0.7%
78,000	Aneka Tambang	10,395
21,000	Indo Tambangraya Megah	88,876
75,500	International Nickel Indonesia	21,223
421,500	Perusahaan Perkebunan London Sumatra Indonesia	102,029
241,000	Telekomunikasi Indonesia	244,638
		467,161
	Ireland — 0.1%
675	DCC	19,287
928	FBD Holdings	11,607
3,548	Irish Bank Resolution (1) (2) (3)	—
17,066	Total Produce	10,728
		41,622
	Israel — 1.6%
41,918	Bank Hapoalim (1)	164,708
51,844	Bank Leumi Le-Israel (1)	166,866
168,055	Bezeq Israeli Telecommunication	204,938
5,305	Cellcom Israel	47,400
262	Delek Group	49,821
1,922	First International Bank of Israel (1)	22,844
23,940	Israel Chemicals	299,585
53,623	Israel Discount Bank Class A (1)	75,664
819	Ituran Location and Control	10,220
4,800	Magic Software Enterprises	21,840
1,378	Nitsba Holdings (1995) (1)	10,925
1,536	Partner Communications	8,978
		1,083,789
	Italy — 3.0%
14,532	Atlantia	239,777
8,998	Autostrada Torino-Milano	90,094
2,606	Banca Piccolo Credito Valtellinese	4,141
3,093	Banca Popolare di Milano (1)	1,703
4,478	Banco Popolare	7,139
13,974	Beni Stabili	7,855
444	Beni Stabili REIT	247
1,315	Brembo	13,414
4,453	Cairo Communication	13,956
2,574	Credito Emiliano	12,404
3,084	Danieli & C Officine Meccaniche	88,141
8,070	De’Longhi	107,423
63,476	Enel	238,594
20,483	ENI	470,181
1,560	Exor	40,197
8,365	Geox	23,831
53,711	Intesa Sanpaolo	86,256
4,047	Lottomatica Group	86,813
4,141	Mediobanca	23,595
21,549	Recordati	172,471
4,075	Snam Rete Gas	18,032
583	Societa Cattolica di Assicurazioni (1)	9,091
17,308	Societa Iniziative Autostradali e Servizi	144,024
20,642	UniCredit	91,127
1,566	Unione di Banche Italiane	6,154
1,947	Zignago Vetro	11,291
		2,007,951
	Japan — 19.5%
2,000	77 Bank	7,616
1,000	ADEKA	7,541
3,200	Aeon Delight	65,820
2,400	Aeon Fantasy	32,138
6,600	Ai Holdings	41,999
2,000	Aica Kogyo	33,847
200	Aichi Bank	11,074
500	Ain Pharmaciez	35,388
2,900	Aisan Industry	22,051
3,400	Aisin Seiki	98,895
900	Alpen	16,505
7,000	Amada	35,513
700	AOKI Holdings	15,556
1,700	Aoyama Trading	33,583
16,000	Aozora Bank	45,096
1,100	Arc Land Sakamoto	15,943
1,400	Arcs	29,533
3,700	Arnest One	54,923
500	As One	10,341
4,000	Asahi Diamond Industrial	35,375
4,000	Asahi Glass	27,158
3,000	Asahi Holdings	50,582
6,000	Asahi Kasei	32,995
6	Asax	5,840
300	Autobacs Seven	12,307
29,000	Bank of Yokohama	133,321
400	Belc	5,908
900	BML	22,627
1,900	Bridgestone	44,245
4,900	Brother Industries	46,158
8,000	Calsonic Kansei	32,369
4,500	Canon	145,321
1,700	Canon Electronics	35,819
500	Century Tokyo Leasing	9,921

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,300	Charle	8,533
5,000	Chiba Bank	29,187
2,100	Chori	22,939
3,500	CKD	17,844
1,000	CMIC	15,295
1,300	Cocokara fine	43,773
800	Corona	9,851
3,000	Cosmo Oil	5,336
1,000	Create SD Holdings	26,619
10	CyberAgent	19,992
38	DA Consortium	11,410
3,000	Dai Nippon Printing	21,233
2,300	Daibiru	18,641
2,000	Daihatsu Diesel Manufacturing	5,061
11,000	Daihatsu Motor	192,634
5,000	Daiichi Jitsugyo	20,919
2,000	Dai-Ichi Kogyo Seiyaku	4,860
1,900	Daiichikosho	47,006
8,000	Daishi Bank	26,456
7,000	Daiwa House Industry	106,013
2,000	Daiwa Industries	8,493
2,400	DCM Holdings	16,355
3,400	Dena	106,093
1,900	Doshisha	52,885
600	Doutor Nichires Holdings	7,554
26	Dr Ci:Labo	83,638
7	Dream Incubator (1)	5,901
400	Dydo Drinco	17,061
1,000	Eagle Industry	6,251
3,000	Eighteenth Bank	7,854
2,400	Elecom	37,971
25	EPS	74,565
2,000	ESPEC	16,009
2,700	Exedy	52,356
3,200	FamilyMart	155,130
2,500	FCC	44,939
800	Ferrotec	3,147
1,600	Fields	23,009
800	First Juken	8,398
600	Fuji	3,224
500	Fuji Machine Manufacturing	7,071
37	Fuji Media Holdings	54,784
2,900	Fuji Seal International	61,756
2,100	FUJIFILM Holdings	35,408
1,000	Fujikura Kasei	4,221
6	Fujishoji	7,313
2,000	Fujitec	11,975
800	Fukuda Denshi	23,891
3,000	Fukui Bank	6,313
4,000	Gakken Holdings	10,973
32	Geo	35,956
300	GMO Payment Gateway	4,859
4,300	Gree	74,979
6,000	Gunma Bank	28,936
700	Gurunavi	7,760
9,000	Hachijuni Bank	46,449
1,400	Happinet	11,803
1,300	Hard Off	9,022
3,700	Heiwa	58,121
18	Heiwa Real Estate REIT	12,469
700	Heiwado	9,751
1,900	Hiday Hidaka	31,036
3,000	Higashi-Nippon Bank	6,464
7,000	Higo Bank	41,300
700	HI-LEX	10,408
9	Hiramatsu	8,083
11,000	Hitachi	58,286
3,700	Hitachi Chemical	52,142
1,500	Hitachi High-Technologies	32,826
1,600	Hogy Medical	81,974
2,000	Hosokawa Micron	11,074
3,700	Hoya	74,899
4,000	Hyakugo Bank	17,487
1,800	Ichinen Holdings	10,913
200	Idemitsu Kosan	17,212
1,000	Inaba Denki Sangyo	27,308
1,700	Ines	10,839
9	Infocom	11,229
1,100	Innotech	4,588
36	Inpex	205,186
500	Iriso Electronics	6,933
8,000	Ishihara Sangyo Kaisha (1)	6,213
28,000	Isuzu Motors	148,015
2,000	ITC Networks	16,034
15,000	ITOCHU	150,132
1,600	Itochu Enex	8,358
12,000	Iyo Bank	92,747
2,800	J Trust	41,213
4,000	Japan Aviation Electronics Industry	31,868
500	Japan Digital Laboratory	5,211
10,100	Japan Tobacco	279,101
1,000	Jidosha Buhin Kogyo	3,132
4,000	Juroku Bank	12,978
2,400	Justsystems (1)	6,404
5,300	JVC Kenwood	18,789
3,000	Kagoshima Bank	19,128
10,000	Kaken Pharmaceutical	154,954
2,000	Kamei	17,262

The accompanying notes are an integral part of the financial statements.

Shares		Value $

600	Kanematsu Electronics	6,667
1,300	Kato Sangyo	23,531
3,200	KDDI	248,528
3,000	Keiyo Bank	13,153
5,000	Kinden	31,317
17,000	Kinki Sharyo	54,729
2,000	Kintetsu World Express	56,320
1,800	Kobayashi Pharmaceutical	95,039
600	Kohnan Shoji	7,268
5,000	Koito Manufacturing	62,069
700	K’s Holdings	18,739
11,500	Kuraray	133,540
2,900	Kurita Water Industries	65,825
1,900	Kuroda Electric	21,397
700	Kusuri No. Aoki	36,478
2,500	Kyokuto Securities	18,978
2,000	KYORIN Holdings	42,290
400	Lasertec	7,260
1,900	Lawson	139,709
2,200	Lintec	38,003
1,400	Macnica	27,551
6,000	Maeda Road Construction	75,310
9,000	Mamiya-Op	16,685
1,500	Mars Engineering	35,738
1,000	Marubeni	6,476
2,000	Marudai Food	7,015
35	Marvelous AQL	11,417
600	Matsuda Sangyo	7,982
2,500	Matsumotokiyoshi Holdings	60,190
3,100	MCJ	5,631
1,100	Medical System Network	6,022
1,400	Megane TOP	16,099
2,900	Meiko Network Japan	29,425
1,200	Meitec	26,426
200	Melco Holdings	4,176
4	MID REIT	10,502
700	Ministop	11,811
3,500	Miraca Holdings	147,971
400	Mitani	4,349
1,500	Mitsubishi	26,776
2,500	Mitsubishi Chemical Holdings	9,896
600	Mitsubishi Pencil	10,605
49,900	Mitsubishi UFJ Financial Group	225,653
1,000	Mitsuboshi Belting	5,537
7,000	Mitsui	98,647
3,000	Mitsui Chemicals	6,201
5,000	Mitsui Engineering & Shipbuilding	6,013
1,000	Mitsui Home	4,873
44	Mitsui Knowledge Industry	7,182
60,200	Mizuho Financial Group	94,263
9,000	Mochida Pharmaceutical	116,009
1,000	Monogatari	22,485
6,000	Moshi Moshi Hotline	90,267
8	MTI	7,716
2,000	Nachi-Fujikoshi	6,213
1,600	Nagaileben	23,490
700	Nagawa	13,179
600	Nakanishi	65,389
2,000	Nakayo Telecommunications	6,614
2,000	Namco Bandai Holdings	31,417
1,000	Namura Shipbuilding	2,981
500	NEC Capital Solutions	7,015
1,100	NEC Fielding	12,911
1,100	NEC Mobiling	45,747
800	NEC Networks & System Integration	14,621
5,300	NET One Systems	58,955
1,300	Neturen	7,931
2,300	Nichiha	24,691
1,000	Nichireki	4,735
28	NIFTY	43,457
260	Nihon Chouzai	6,901
2,000	Nihon Nohyaku	8,869
2,000	Nihon Parkerizing	30,189
300	Nihon Trim	8,125
1,000	Nippo	11,324
11,000	Nippon Carbon	18,740
2,000	Nippon Chemiphar	13,253
2,000	Nippon Densetsu Kogyo	18,214
6,000	Nippon Electric Glass	30,515
346	Nippon Parking Development	18,745
7,000	Nippon Pillar Packing	43,668
1,000	Nippon Seiki	9,608
2,000	Nippon Seisen	7,115
7,000	Nippon Shokubai	68,658
2,000	Nippon Steel Trading	4,660
3,000	Nippon Synthetic Chemical Industry	19,692
5,000	Nippon Telegraph & Telephone	227,671
9,000	Nishi-Nippon City Bank	20,519
11,000	Nissei Build Kogyo	23,563
900	Nisshin Fudosan	4,791
200	Nisshin Sugar Holdings	3,803
3,000	Nissin Kogyo	43,029
1,250	Nitori Holdings	102,092
2,400	Nittoku Engineering	26,787
41,200	Nomura Holdings	148,636
2	Nomura Real Estate Office Fund REIT	12,577
3,000	Nomura Research Institute	63,698
3,000	Noritake	6,990

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,400	NSD	13,398
5,000	NSK	27,433
3,000	NTN	5,374
7	NTT Data	22,790
237	NTT DoCoMo	348,241
7	Nuflare Technology	53,226
500	Obara Group	5,487
4,000	Ogaki Kyoritsu Bank	14,080
2,100	Oiles	39,459
3,000	Oita Bank	10,071
5,000	OKUMA	30,502
1,210	ORIX	124,289
12,100	Otsuka Holdings	372,716
1,800	Oyo	21,871
400	Pal	20,418
1,000	PanaHome	6,251
660	Point	25,133
1	Premier Investment REIT	3,639
2,000	Press Kogyo	8,368
600	Pressance	11,064
800	Proto	13,168
18	Riberesute	11,082
1,200	Ricoh Leasing	27,944
6,000	Riken	20,068
1,500	Riken Keiki	9,320
1,100	Riso Kagaku	17,844
287	Riso Kyoiku	21,499
1,600	Round One	8,097
1,000	San-A	38,833
2,000	San-Ai Oil	8,769
4,000	San-In Godo Bank	27,659
1,000	Sankyo Frontier	5,612
9,000	Sankyu	31,342
2,000	Sanyo Denki	10,823
8	Sanyo Housing Nagoya	8,508
16,000	Sasebo Heavy Industries	14,230
900	SBS Holdings	11,296
4,000	Seino Holdings	23,049
2	Sekisui House SI Investment REIT	9,119
1,000	Sekisui Jushi	9,746
1,200	Seria	24,247
4,000	Shiga Bank	26,156
700	Shimachu	15,468
900	Shimamura	93,799
2,000	Shinagawa Refractories	3,908
3,600	Shinko Plantech	29,583
4,000	Shinsho	7,115
8,000	Shionogi	132,682
4,000	Shiroki	8,719
2,000	Shizuoka Bank	20,443
25	Simplex Holdings	7,610
65	SKY Perfect JSAT Holdings	29,719
5,100	Skymark Airlines	27,088
1,300	SNT	5,260
700	Softbank	22,158
400	Sogo Medical	14,406
5,600	Sojitz	6,945
5,100	Sony	60,947
6,600	Sony Financial Holdings	117,730
1,100	SRA Holdings	11,988
500	St. Marc Holdings	18,646
3,500	Studio Alice	53,839
100	Sugi Holdings	3,614
3,800	Sumitomo Densetsu	34,273
1,100	Sumitomo Forestry	9,838
28,000	Sumitomo Heavy Industries	100,313
7,000	Sumitomo Metal Mining	92,158
2,600	Sumitomo Mitsui Financial Group	79,599
35,000	Sumitomo Mitsui Trust Holdings	106,100
1,300	Sumitomo Pipe & Tube	9,103
3,000	Sumitomo Precision Products	12,702
3,100	Sundrug	114,129
14	Systena	12,066
6,000	T RAD	13,754
700	Tachi-S	12,846
2,000	Taihei Dengyo Kaisha	12,927
2,000	Taihei Kogyo	7,967
800	Taikisha	16,976
1,000	TBK	4,910
6,500	Tecmo Koei Holdings	53,169
400	Teikoku Electric Manufacturing	5,091
2,000	Teikoku Sen-I	14,982
2,800	Temp Holdings	33,707
1,800	T-Gaia	17,317
1,000	Toa	7,103
5,000	Toagosei	20,356
500	Tocalo	7,259
2,000	Toei	10,973
400	Toei Animation	9,545
1,800	Tokai	44,329
2,200	Tokai Rika	27,669
2,200	Tokai Rubber Industries	19,456
310	Token	13,611
5,000	Tokuyama	9,583
800	Tokyo Derica	12,517
700	Tokyo Ohka Kogyo	14,258
2,600	Tokyo Seimitsu	39,246
300	Tokyu Community	10,763

The accompanying notes are an integral part of the financial statements.

Shares		Value $

2	Tokyu REIT	10,547
500	Tomen Electronics	6,345
500	Tomoe Engineering	8,430
2,200	TOMONY Holdings	9,232
2,100	Toppan Forms	19,782
2,000	Toppan Printing	11,550
1,800	Topre	15,558
1,000	Toridoll.corp	15,070
3,000	Toshiba Machine	13,003
5,000	Toshiba Plant Systems & Services	67,706
4,000	Tosoh	7,817
4,000	Totetsu Kogyo	45,797
700	Touei Housing	7,445
1,300	Toyo	14,868
3,000	Toyo Ink SC Holdings	11,048
2,500	Toyo Seikan Kaisha	26,556
1,500	Toyo Tanso	28,429
1,600	Transcosmos	17,798
2,000	Trend Micro	56,019
600	Trusco Nakayama	10,815
100	Tsukui	2,324
800	Tsuruha Holdings	60,629
2,900	Unipres	66,951
700	United Arrows	17,932
2,800	Universal Entertainment	60,223
920	USS	96,690
3,100	Utoc	9,048
1,100	Valor	18,809
1,300	VT Holdings	9,217
2,000	Wakita	14,105
600	Warabeya Nichiyo	12,259
1,400	Welcia Holdings	51,419
8	Wowow	18,740
2,200	Xebio	43,046
200	Yachiyo Bank	3,570
460	Yamada Denki	19,937
2,000	Yamanashi Chuo Bank	8,092
2,300	Yamazen	14,175
600	Yaoko	24,502
2,600	Yorozu	38,595
3,700	Yusen Air & Sea Service	31,332
6	Zappallas	5,359
3,000	Zojirushi	10,297
		12,914,345
	Jersey — 0.1%
5,303	UBM	59,862

	Luxembourg — 0.2%
4,389	Oriflame Cosmetics	121,091

	Malaysia — 0.5%
7,300	APM Automotive Holdings	11,695
6,500	Berjaya Sports Toto	9,475
22,200	Coastal Contracts	13,921
23,000	HAP Seng Consolidated	12,308
86,000	Hap Seng Plantations Holdings	83,007
36,400	Kumpulan Fima	23,183
55,600	Mudajaya Group	48,737
43,900	POS Malaysia	43,525
16,800	TDM	19,525
4,500	Tradewinds Malaysia	10,829
6,600	Tradewinds Plantation	9,274
7,700	UMW Holdings	25,228
		310,707
	Malta — 0.0%
22,416	BGP Holdings (1) (2) (3)	—

	Mexico — 0.2%
30,628	Grupo Mexico	98,242

	Netherlands — 3.0%
699	Accell Group	11,529
11,878	Aegon	66,324
1,333	BE Semiconductor Industries	8,984
663	Beter Bed Holding	12,229
1,299	BinckBank	10,414
431	Exact Holding	9,664
5,062	ING Groep (1)	44,720
19,044	Koninklijke Ahold	242,468
1,686	Koninklijke Boskalis Westminster	64,226
1,155	Koninklijke DSM	59,306
26,161	Koninklijke KPN	165,168
3,600	LyondellBasell Industries	192,204
892	Mediq	14,452
400	Nieuwe Steen Investments Funds REIT	3,457
858	Nutreco Holding	64,223
10,677	PostNL (1)	42,098
13,778	Royal Dutch Shell	472,440
12,403	Royal Dutch Shell Class A	425,329
1,155	Sligro Food Group	31,438
2,906	SNS Reaal (1)	4,264
898	Wereldhave REIT	53,116
		1,998,053

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	New Zealand — 0.2%
47,667	Fisher & Paykel Healthcare	92,124
11,592	New Zealand Oil & Gas	8,246
7,005	Nuplex Industries	17,398
		117,768
	Norway — 2.5%
6,938	Atea	73,928
1,826	Austevoll Seafood	8,615
1,183	Cermaq	16,185
4,517	DnB NOR	56,410
530	Farstad Shipping	11,295
2,807	Fred Olsen Energy	131,702
2,040	Kongsberg Gruppen	39,359
6,764	Kvaerner	17,143
413	Leroy Seafood Group	8,512
7,892	Pronova BioPharma	15,642
5,887	SpareBank 1 SMN	38,102
262	Sparebanken More	7,307
19,814	Statoil	489,676
4,157	Storebrand	20,963
18,749	Telenor	368,646
3,380	TGS Nopec Geophysical	115,012
5,291	Yara International	249,270
		1,667,767
	Philippines — 0.0%
15,100	Rizal Commercial Banking	16,825

	Poland — 0.9%
4,125	Asseco Poland	51,681
458	Budimex	7,768
842	Grupa Lotos (1)	8,874
2,769	Jastrzebska Spolka Weglowa	75,282
3,659	KGHM Polska Miedz	184,288
1,733	Powszechny Zaklad Ubezpieczen	202,468
46,495	Synthos	77,185
		607,546
	Portugal — 0.1%
21,110	Banco Comercial Portugues (1)	1,916
18,636	Banco Espirito Santo (1)	18,116
17,009	Portucel Empresa Produtora de Pasta e Papel	47,399
2,407	Portugal Telecom	12,108
7,636	Sonaecom - SGPS	13,856
		93,395
	Russia — 0.4%
2,505	Gazprom Neft OAO ADR	61,773
6,929	Globaltrans Investment GDR	128,187
215	LUKOIL ADR	12,943
4,580	Surgutneftegas OAO ADR	39,846
		242,749
	Singapore — 1.3%
24,000	Biosensors International Group (1)	21,348
24,000	Boustead Singapore	18,692
21,000	CapitaCommercial Trust REIT	27,029
122,000	ComfortDelGro	169,028
6,000	Far East Orchard (1)	12,543
16,000	Fortune REIT	12,635
9,000	Hong Leong Asia	12,469
13,000	HTL International Holdings	3,570
4,000	Jardine Cycle & Carriage	161,469
18,000	Jurong Technologies Industrial (1) (2) (3)	—
15,000	Keppel	131,087
30,800	M1	65,903
27,000	OSIM International	35,969
25,000	Singapore Telecommunications	65,994
16,000	UMS Holdings	5,312
11,000	United Engineers	22,274
10,000	UOL Group	46,401
1,000	Venture	6,272
983	XP Power	15,514
		833,509
	South Africa — 1.5%
2,117	ABSA Group	33,987
989	Astral Foods	10,916
7,501	Coronation Fund Managers	28,938
10,936	Gold Fields	135,019
1,245	Kumba Iron Ore	77,825
2,794	Lewis Group	22,234
14,644	MTN Group	264,045
1,080	Palabora Mining	10,530
3,283	Raubex Group	6,247
1,550	Reunert	13,654
929	Sasol	39,643
27,321	Vodacom Group	344,401
		987,439
	South Korea — 1.3%
940	Bookook Steel	1,750
2,080	Chong Kun Dang Pharm	66,180
490	Daechang Forging	21,207
470	Daegu Department Store	5,861
376	Daelim Industrial	26,168
410	Daishin Securities	3,267

The accompanying notes are an integral part of the financial statements.

Shares		Value $

840	Daou Technology	11,938
610	Dong Ah Tire & Rubber	8,614
1,852	Eugene Technology	23,265
1,110	Global & Yuasa Battery	47,225
410	Halla Engineering & Construction	3,222
1,530	Hanil E-Wha	9,932
154	Hankook Shell Oil	34,737
2,930	Hansae Yes24 Holdings	19,881
490	Hanyang Securities	3,069
590	Hwa Shin	4,739
286	Hyundai Home Shopping Network	33,960
480	Kia Motors	26,672
6,250	Korea Exchange Bank	43,325
2,850	Korea United Pharm	22,683
3,376	KT&G	257,240
1,970	Kwang Dong Pharmaceutical	9,501
190	Kyeryong Construction Industrial	1,528
1,300	Kyung Nong	4,017
624	Kyungdong Pharm	7,066
5,040	Meritz Fire & Marine Insurance	68,395
100	Mi Chang Oil Industrial	4,768
110	Pusan City Gas	2,219
520	Sebang	8,487
470	Sejong Industrial	5,365
39	Shinsegae Food	3,898
187	Sindoh	11,351
1,500	SK Telecom ADR	23,445
1,260	Taeyoung Engineering & Construction	6,331
990	Whanin Pharmaceutical	8,714
650	Woongjin Thinkbig	3,796
278	Youngone Holdings	15,473
		859,289
	Spain — 2.7%
2,452	Abengoa	8,565
2,075	ACS Actividades de Construccion y Servicios	44,296
998	Banco Espanol de Credito	3,636
1,861	Banco Popular Espanol	2,902
12,280	Banco Santander Central Hispano	92,141
3,522	CaixaBank	13,330
825	Caja de Ahorros del Mediterraneo (1) (2) (3)	—
308	Construcciones y Auxiliar de Ferrocarriles	146,511
4,717	Duro Felguera	28,552
13,226	Enagas	262,970
1,491	Financiera Alba	56,334
16,759	Gas Natural SDG	260,013
4,843	Grupo Catalana Occidente	79,093
5,580	Iberdrola	28,858
3,333	Indra Sistemas	38,016
36,771	Mapfre	101,898
3,365	Obrascon Huarte Lain	88,037
4,858	Red Electrica	227,782
3,684	Repsol	73,630
1,024	Tecnicas Reunidas	50,290
14,990	Telefonica	197,401
766	Vueling Airlines (1)	5,113
		1,809,368
	Sweden — 2.3%
232	AddTech	5,789
703	Avanza Bank Holding	13,805
2,469	Axfood	91,421
2,647	Betsson	72,232
587	Bilia Class A	7,522
5,414	Billerud	51,627
1,920	Boliden	33,549
2,232	Clas Ohlson	28,519
4,022	Concentric	30,319
1,000	D Carnegie (1) (2) (3)	—
4,428	HIQ International	20,161
468	Hoganas Class B	15,593
742	Industrial & Financial Systems	11,439
5,906	Intrum Justitia	85,479
3,831	JM	69,020
3,341	Kinnevik Investment	63,819
2,418	Kungsleden	11,811
16,007	Meda	163,741
533	NCC Class B	9,972
1,390	Nolato	16,136
3,074	Peab	14,497
6,187	Saab	117,530
5,215	Scania	99,301
2,024	SKF Class B	45,619
2,615	Tele2 Class B	43,643
58,274	TeliaSonera	383,667
1,362	Trelleborg Class B Shares	14,815
		1,521,026
	Switzerland — 2.9%
5	Bell	10,630
112	Bossard Holding	15,045
803	Credit Suisse Group	18,616
66	Emmi	16,399
11,743	Ferrexpo	39,587
160	Georg Fischer	56,094

The accompanying notes are an integral part of the financial statements.

Shares		Value $

410	Helvetia Holding	143,740
1,465	Implenia	62,058
227	Inficon Holding	48,554
292	Komax Holding	21,148
7,736	Novartis	465,589
6,287	OC Oerlikon	63,255
223	Pargesa Holding	15,037
2,200	Roche Holding	423,086
687	Schweizerische National-Versicherungs-Gesellschaft	27,737
347	Swiss Life Holding	43,668
111	Swisscom	46,114
3,358	UBS	50,336
48	Valora Holding	9,143
44	Vaudoise Assurances Holding	13,642
49	Walter Meier	10,996
1,386	Zurich Insurance Group	341,552
		1,942,026
	Taiwan — 1.6%
9,000	Ability Enterprise	8,103
7,000	ACES Electronic	9,178
3,000	Alcor Micro	3,255
10,000	AMPOC Far-East	8,438
22,000	Apex Medical	22,668
9,236	Asia Vital Components	4,237
2,000	Asustek Computer	21,429
7,000	Audix	5,667
5,000	Aurora Systems	4,322
11,000	AV Tech	33,325
11,493	Chicony Electronics	25,219
18,000	Chin-Poon Industrial	19,564
14,394	Compal Electronics	9,066
7,000	Coretronic	5,068
10,000	Dynapack International Technology	36,286
5,000	E Ink Holdings	4,022
29,000	Elite Material	28,690
14,420	Feng TAY Enterprise	16,191
24,000	Formosan Rubber Group	16,226
24,069	FSP Technology	21,257
9,000	Gigabyte Technology	7,425
19,000	Grape King Industrial	43,902
6,000	Holiday Entertainment	8,298
6,000	HTC	43,338
13,000	ICP Electronics	16,176
3,000	I-Sheng Electric Wire & Cable	4,056
16,124	Lite-On IT	13,523
42,180	Lite-On Technology	53,713
6,000	Macroblock	22,285
11,000	Makalot Industrial	33,212
13,650	Nantex Industry	8,715
12,000	Phihong Technology	7,867
19,000	Portwell	18,211
10,000	Powertech Technology	15,541
18,000	Prime Oil Chemical Service	16,575
3,150	Promate Electronic	2,518
7,784	Radiant Opto-Electronics	32,375
41,000	Shinkong Insurance	26,175
11,000	Sigurd Microelectronics	9,131
7,090	Silitech Technology	10,558
3,000	Sincere Navigation	2,516
4,000	Sirtec International	4,443
3,060	Sporton International	6,945
21,000	Syncmold Enterprise	36,231
21,000	Taiwan Line Tek Electronic	21,243
4,000	Taiwan Navigation	3,136
4,000	Taiwan Prosperity Chemical	4,573
35,000	Taiwan Sogo Shin Kong SEC	39,598
7,062	Taiwan Surface Mounting Technology	10,492
76,000	TCC International Holdings	20,691
45,000	Teco Electric and Machinery	30,578
7,210	Test Research	11,798
10,000	Topco Scientific	14,788
18,000	Transcend Information	45,289
2,000	Tripod Technology	3,868
5,000	Tsann Kuen Enterprise	10,338
12,100	TSRC	24,687
6,000	Ttet Union	10,218
11,634	Wistron	11,171
7,349	Wistron NeWeb	10,943
7,000	Zeng Hsing Industrial	23,507
		1,042,858
	Thailand — 0.4%
18,400	Bangchak Petroleum	15,759
5,300	Bangkok Expressway	4,798
2,450	Banpu	31,974
13,300	Delta Electronics Thai	12,692
2,100	Electricity Generating	8,975
12,400	Hana Microelectronics	8,900
27,700	Khon Kaen Sugar Industry	12,201
39,700	Lanna Resources	31,734
13,700	MCOT	14,974
92,000	Property Perfect	3,332
6,100	PTT	63,289
5,500	PTT Exploration & Production	29,788
74,800	Thai Tap Water Supply	19,280
		257,696

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Turkey — 1.0%
3,991	Alarko Holding	9,262
595	Bagfas Bandirma Gubre Fabrik	18,340
19,435	EGE Seramik Sanayi ve Ticaret	24,612
9,580	Ford Otomotiv Sanayi	98,339
4,033	Gubre Fabrikalari (1)	28,237
22,963	Ipek Dogal Enerji Kaynaklari Ve Uretim (1)	57,904
25,781	Koza Anadolu Metal Madencilik Isletmeleri (1)	65,441
2,311	Mardin Cimento Sanayii	6,627
15,659	Park Elektrik Uretim Madencilik Sanayi ve Ticaret	57,482
1,239	Pinar SUT Mamulleri Sanayii	10,126
3,204	Tofas Turk Otomobil Fabrikasi	17,874
7,107	Trakya Cam Sanayi (1)	8,683
27,567	Turk Telekomunikasyon	107,653
3,303	Turk Traktor ve Ziraat Makineleri	72,233
10,548	Ulker Biskuvi Sanayi	47,900
		630,713
	United Kingdom — 19.5%
26,166	Afren (1)	58,145
17,119	African Barrick Gold	117,134
5,152	Albemarle & Bond Holdings	21,284
7,699	AMEC	131,698
4,395	Amlin	26,469
6,053	Anglo American	185,887
776	Anglo American (South African Shares)	23,959
14,777	Anglo Pacific Group	59,676
26,364	Ashmore Group	154,737
10,045	AstraZeneca	466,450
20,953	Avocet Mining	25,698
39,920	BAE Systems	201,124
33,390	Barclays	122,585
6,975	Barratt Developments (1)	21,341
38,345	Beazley	108,351
3,336	Bellway	54,427
6,588	Berendsen	59,855
3,893	BHP Billiton	124,737
9,184	Bodycote	55,919
3,854	Bovis Homes Group	31,875
51,104	BP	365,588
6,370	Brewin Dolphin Holdings	18,565
4,806	British American Tobacco	238,062
17,673	British Sky Broadcasting Group	202,207
21,666	Cable & Wireless Communications	13,108
16,782	Carillion	83,359
21,976	Carphone Warehouse Group	60,200
64,181	Centrica	335,680
12,833	Chemring Group	64,965
3,607	Chesnara	10,900
3,387	Chime Communications	11,806
8,778	Close Brothers Group	119,841
55,370	Cobham	192,111
8,243	Computacenter	48,819
8,813	Cookson Group	82,844
5,379	Cranswick	64,843
8,028	Domino Printing Sciences	70,218
13,169	Drax Group	119,328
5,585	easyJet	56,330
35,318	Electrocomponents	121,399
64,616	EnQuest (1)	120,855
3,596	Eros International (1)	11,577
11,730	Eurasian Natural Resources	62,032
19,263	Evraz	73,425
11,078	Fenner	64,519
658	Fidessa Group	14,123
18,210	Firstgroup	55,981
867	Games Workshop Group	9,437
3,700	Gem Diamonds (1)	10,076
46,863	GKN	156,999
21,539	GlaxoSmithKline	481,931
34,903	Globo (1)	13,025
4,791	Greene King	45,925
10,688	Greggs	80,703
5,022	Halfords Group	28,008
1,828	Hargreaves Services	21,387
17,748	Highland Gold Mining	29,930
3,120	Hill & Smith Holdings	18,730
2,398	Hilton Food Group	10,748
17,622	Hiscox	136,615
8,057	Home Retail Group	14,835
36,119	HSBC Holdings	354,854
30,400	HSBC Holdings (Hong Kong Shares)	299,683
27,366	ICAP	143,571
17,387	IG Group Holdings	122,195
13,438	IMI	206,990
1,349	Immunodiagnostic Systems Holdings	6,204
6,674	Imperial Tobacco Group	252,024
6,395	Inchcape	41,486
14,279	Inmarsat	130,538
1,649	Interior Services Group	3,819
17,247	Intermediate Capital Group	84,945
7,697	Interserve	48,442
41,178	ITV	57,514
402	JD Sports Fashion	4,888
3,930	JD Wetherspoon	31,774

The accompanying notes are an integral part of the financial statements.

Shares		Value $

3,290	John Menzies	32,201
10,298	Kazakhmys	117,825
16,157	Kcom Group	19,816
1,407	Keller Group	13,771
10,116	Kentz	67,177
563	Kier Group	11,702
18,034	Kingfisher	84,252
38,618	Ladbrokes	111,678
130,375	Legal & General Group	281,928
174,440	Lloyds Banking Group (1)	114,221
3,380	London Stock Exchange Group	53,209
9,484	May Gurney Integrated Services	25,177
2,248	Mears Group	10,666
8,571	Micro Focus International	79,392
30,357	Mitie Group	142,852
9,214	Mondi	101,408
18,064	Morgan Crucible	73,461
12,555	N Brown Group	68,097
3,692	New World Resources	15,282
559	Next	32,169
6,598	Northgate	26,965
3,803	Pace	11,415
11,047	Pearson	221,949
8,313	Persimmon	106,651
8,322	Petropavlovsk	54,162
151,608	Polo Resources (1)	6,728
9,114	Premier Farnell	24,341
2,695	Provident Financial	59,670
37,660	QinetiQ Group	119,725
6,482	Reckitt Benckiser Group	392,265
2,436	Rio Tinto	122,042
15,475	Royal Bank of Scotland Group (1)	68,925
7,662	RPC Group	52,352
25,650	Sage Group	128,608
6,116	Scottish & Southern Energy	142,914
3,716	Segro REIT	14,248
1,292	Spectris	36,028
8,313	Standard Chartered	196,332
57,373	Standard Life	270,352
10,058	Sthree	48,734
52,046	TalkTalk Telecom Group	159,581
6,386	Tate & Lyle	74,818
36,562	Taylor Wimpey	36,050
54,966	Tesco	283,714
4,799	TT electronics	9,681
2,409	Tullett Prebon	10,621
2,285	Unibet Group	64,421
5,409	Valiant Petroleum (1)	37,098
2,840	Vedanta Resources	51,972
149,957	Vodafone Group	407,156
6,920	WH Smith	69,349
25,052	William Hill	136,647
48,003	WM Morrison Supermarkets	207,530
12,372	Xchanging	22,112
11,839	Xstrata	187,060
		12,899,812
	TOTAL COMMON STOCK (Cost $61,806,496)	64,232,319

	PREFERRED STOCK — 0.5%
	Brazil — 0.3%
11,800	AES Tiete	134,032
1,500	Bradespar	22,156
300	Cia de Transmissao de Energia Eletrica Paulista	4,808
1,300	Cia Energetica de Minas Gerais ADR	15,587
800	Cia Energetica do Ceara Class A	14,436
		191,019
	Germany — 0.2%
722	Draegerwerk	70,645
16	KSB	7,652
1,143	ProSiebenSat.1 Media	31,852
209	Volkswagen	43,234
		153,383
	TOTAL PREFERRED STOCK (Cost $370,784)	344,402

	INVESTMENT COMPANY — 0.1%
	Guernsey — 0.0%
3,969	IRP Property Investments Limited	4,083

	Switzerland — 0.1%
728	BB Biotech	70,588

	TOTAL INVESTMENT COMPANY (Cost $82,728)	74,671

	RIGHTS (1) — 0.0%
	Australia — 0.0%
1,796	ASG Group Expires 11/13/12 (Cost $—)	205

	WARRANT (1) (2) (3) — 0.0%
	Netherlands — 0.0%
446	Nieuwe Steen Investments Expires 01/04/13 (Cost $—)	—

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	SHORT-TERM INVESTMENT (4) — 1.0%
645,931	JPMorgan Prime Money Market Fund, 0.050% (Cost $645,931)	645,931

	TOTAL INVESTMENTS — 98.8% (Cost $62,905,939)	65,297,528
	OTHER ASSETS LESS LIABILITIES — 1.2%	788,164

	NET ASSETS — 100%	$66,085,692

(1)	Denotes non-income producing security.
(2)	Security considered illiquid. On October 31, 2012 the value of these securities amounted to $0, representing 0.0% of the net assets of the Fund.
(3)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(4)	The rate shown represents the 7-day current yield as of October 31, 2012.

The accompanying notes are an integral part of the financial statements.

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2012, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Deutsche Bank Securities	11/1/12	TRY	474,100	USD	260,537	$(3,954)
Deutsche Bank Securities	11/8/12	USD	861,104	GBP	537,300	5,951
Citigroup Global Markets	11/8/12	ZAR	7,519,600	USD	878,816	12,338
HSBC	11/1/12	TRY	619,400	USD	342,029	(3,521)
Royal Bank of Scotland	11/8/12	USD	724,910	GBP	449,162	(86)
UBS Securities	12/6/12	TRY	1,093,500	USD	604,578	(2,623)
						$8,105

ADR — American Depositary Receipt

GBP — British Pound

GDR — Global Depositary Receipt

REIT — Real Estate Investment Trust

TRY — Turkish Lira

USD — United States Dollar

ZAR— South African Rand

The following is a summary of the inputs used as of October 31, 2012, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$64,232,319	$—	$—	$64,232,319
Preferred Stock	344,402	—	—	344,402
Investment Company	74,671	—	—	74,671
Rights	205	—	—	205
Short-Term Investment	645,931	—	—	645,931

Total Investments in Securities	$65,297,528	$—	$—	$65,297,528

	Level 1	Level 2	Level 3	Total

Other Financial Instruments
Forwards — Unrealized Appreciation	$—	$18,289	$—	$18,289
Forwards — Unrealized Depreciation	—	(10,184)	—	(10,184)
Total Other Financial Instruments	$—	$8,105	$—	$8,105

(1)	There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)	All securities in this category are Level 1 securities, except for securities fair valued at zero. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Global Quality Fund

Schedule of Investments

October 31, 2012

Shares		Value $

	COMMON STOCK — 98.1%
	Australia — 2.4%
15,720	ALS	151,270
7,662	BHP Billiton	272,410
6,151	Breville Group	38,183
7,302	Cardno	60,942
3,638	Flight Centre	100,453
9,691	Iluka Resources	99,793
3,761	Iress Market Technology	29,906
12,794	Mineral Resources	115,278
6,457	Monadelphous Group	141,428
24,079	Mount Gibson Iron	17,622
19,075	NRW Holdings	40,592
35,769	Platinum Asset Management	135,154
30,125	Resolute Mining	59,728
1,789	Rio Tinto	105,742
51,505	SP Telemedia	127,781
76,993	Telstra	330,881
2	Woolworths	61
11,778	Wotif.com Holdings	56,852
		1,884,076
	Austria — 0.3%
1,321	Lenzing	117,457
3,925	Oesterreichische Post	151,197
		268,654
	Belgium — 0.2%
5,010	Belgacom	146,432

	Bermuda — 1.3%
5,100	Arch Capital Group (1)	225,165
2,000	Assured Guaranty	27,780
7,000	Axis Capital Holdings	253,540
21,363	Catlin Group	162,445
23,420	Hiscox	181,564
9,654	Lancashire Holdings	134,449
		984,943
	Brazil — 0.8%
2,343	Cielo	57,968
5,000	CPFL Energia	58,098
2,200	Natura Cosmeticos	58,654
1,900	Santos Brasil Participacoes	27,316
6,100	Telefonica Brasil ADR	134,322
14,500	Tractebel Energia	249,871
2,100	Valid Solucoes e Servicos	39,528
		625,757
	British Virgin Islands — 0.1%
10,470	Playtech	71,572

	Cambodia — 0.1%
140,000	NagaCorp	77,858

	Canada — 2.7%
3,500	Agrium	368,591
1,900	Canadian National Railway	164,061
17,300	Canadian Oil Sands Trust	367,219
10,900	IAMGOLD	169,161
1,300	MacDonald Dettwiler & Associates	72,891
13,900	Nevsun Resources	65,829
8,100	Pacific Rubiales Energy	190,507
3,100	Pan American Silver	68,006
6,000	Pason Systems	97,742
5,500	Petrominerales	44,110
5,500	Power Financial	141,968
4,800	Suncor Energy	161,097
900	Teck Resources Class B	28,566
5,500	Transglobe Energy (1)	59,254
3,400	Trican Well Service	40,579
1,300	Wajax	58,183
		2,097,764
	Cayman Islands — 0.2%
2,800	Herbalife	143,780

	Chile — 0.3%
15,432	Administradora de Fondos de Pensiones Provida	109,433
400	Administradora de Fondos de Pensiones Provida ADR	42,620
163,906	Aguas Andinas	110,335
		262,388
	China — 1.4%
93,000	Anta Sports Products	79,199
36,000	China Lilang	20,485
90,000	China Medical System Holdings	51,909
57,500	China Shenhua Energy Class H	244,837
64,000	Dongfeng Motor Group Class H	79,277
33,000	Great Wall Motor Class H	90,696
24,400	Guangzhou R&F Properties	30,004
68,000	Haitian International Holdings	83,969
105,000	Pacific Textile Holdings	69,503
50,000	Shenzhou International Group Holdings	97,419

The accompanying notes are an integral part of the financial statements.

Shares		Value $

195,000	Yangzijiang Shipbuilding Holdings	144,675
160,000	Zijin Mining Group	64,413
		1,056,386
	Czech Republic — 0.2%
216	Philip Morris CR	115,728

	Egypt — 0.0%
24,662	Centamin (1) (2) (3)	23,083

	Finland — 0.8%
9,785	Elisa	209,773
536	Kone Class B	38,384
1,837	Nokian Renkaat	76,192
10,710	Orion Class B	264,863
3,348	Tieto	64,224
		653,436
	France — 1.9%
3,116	Alten	98,001
1,017	April	17,967
2,072	BioMerieux	200,615
6,576	BNP Paribas	330,795
3,884	Cie Generale des Etablissements Michelin	333,567
4,658	CNP Assurances	65,808
5,718	Mercialys	119,990
3,761	Metropole Television	52,428
165	Sartorius Stedim Biotech	14,911
590	SEB	38,389
1,558	Societe BIC	189,984
130	Virbac	22,663
		1,485,118
	Gabon — 0.2%
322	Total Gabon	144,197

	Germany — 0.7%
2,508	Axel Springer	107,566
935	BASF	77,476
1,373	Gerry Weber International	62,322
384	KWS Saat	110,120
3,243	NORMA Group	89,616
789	SMA Solar Technology	16,915
2,031	Software	81,370
		545,385
	Hong Kong — 2.6%
112,000	Agile Property Holdings	127,318
116,000	China BlueChemical	73,491
43,000	China Mobile	476,881
165,000	CNOOC	342,772
19,600	Dah Sing Banking Group	19,600
12,400	Dah Sing Financial Holdings	47,680
32,000	Dongyue Group	18,291
232,000	First Pacific	258,341
66,000	Giordano International	54,843
8,598	Great Eagle Holdings	25,516
154,000	Guangdong Investment	125,981
79,000	K Wah International Holdings	35,881
20,000	Luk Fook Holdings International	50,271
35,000	SJM Holdings	76,232
106,000	SmarTone Telecommunications Holdings	214,187
5,000	Television Broadcasts	37,258
3,400	VTech Holdings	40,383
92,500	XTEP International Holdings	40,342
		2,065,268
	Indonesia — 1.3%
170,000	Adaro Energy	24,248
51,500	Astra Agro Lestari	112,330
25,500	Indo Tambangraya Megah	107,920
370,000	Perusahaan Gas Negara	179,125
484,000	Perusahaan Perkebunan London Sumatra Indonesia	117,158
72,500	Surya Citra Media	14,719
42,500	Tambang Batubara Bukit Asam	70,796
349,500	Telekomunikasi Indonesia	354,776
		981,072
	Ireland — 0.6%
5,200	Accenture Class A	350,532
5,000	Seagate Technology	136,600
		487,132
	Israel — 0.6%
29,219	Israel Chemicals	365,646
7,518	Osem Investments	113,516
		479,162
	Italy — 0.9%
8,535	De’Longhi	113,613
5,531	DiaSorin	185,604
24,969	Recordati	199,844
18,609	Societa Iniziative Autostradali e Servizi	154,850
564	Tod’s	65,975
		719,886

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Japan — 7.2%
1,700	ABC-Mart	74,533
3,900	Aeon Delight	80,218
2,400	Aeon Mall	62,262
800	Ain Pharmaciez	56,620
2,000	Arnest One	29,688
3,500	Canon	113,028
1,400	Canon Electronics	29,498
900	Cosmos Pharmaceutical	88,726
20	CyberAgent	39,985
3,100	Daiichikosho	76,694
9,000	Daiwa House Industry	136,302
3,068	Dena	95,733
30	Dr Ci:Labo	96,505
3,100	FamilyMart	150,282
4,300	Gree	74,979
11,000	Hachijuni Bank	56,771
5,000	Higo Bank	29,500
1,000	Hisamitsu Pharmaceutical	51,735
11	Inpex	62,696
7,600	Japan Tobacco	210,016
12,000	Kaken Pharmaceutical	185,945
3,000	Kobayashi Pharmaceutical	158,399
3,000	Konami	68,734
6,600	Kurita Water Industries	149,808
3,000	KYORIN Holdings	63,435
2,400	Lawson	176,475
6,000	Maeda Road Construction	75,310
3,600	Miraca Holdings	152,198
14,100	Mitsubishi UFJ Financial Group	63,762
12,000	Mochida Pharmaceutical	154,679
6,400	Moshi Moshi Hotline	96,285
6,700	NET One Systems	74,528
1,600	Nitori Holdings	130,678
294	NTT DoCoMo	431,996
6	Nuflare Technology	45,622
390	Obic	80,267
1,000	Oracle Japan	44,470
13	Osaka Securities Exchange	48,447
8,500	Otsuka Holdings	261,825
1,530	Point	58,264
9,000	San-In Godo Bank	62,232
700	Sawai Pharmaceutical	77,339
1,400	Shimamura	145,910
3,200	Softbank	101,295
7,900	Sony Financial Holdings	140,919
20	Starbucks Coffee Japan	14,080
860	Sumitomo Real Estate Sales	40,452
3,800	Sundrug	139,900
1,700	Tokyo Seimitsu	25,661
3,500	Trend Micro	98,033
1,600	Tsuruha Holdings	121,258
3,900	Unipres	90,038
3,000	United Arrows	76,851
2,600	Universal Entertainment	55,921
1,260	USS	132,424
490	Yahoo Japan	168,612
		5,627,823
	Malaysia — 0.4%
48,200	AMMB Holdings	100,957
55,700	Berjaya Sports Toto	81,191
19,100	Carlsberg Brewery Malaysia	82,144
22,100	DiGi.com	38,526
6,100	Petronas Gas	39,252
		342,070
	Mexico — 0.4%
13,200	Grupo Herdez	35,777
97,751	Grupo Mexico	313,544
1	Kimberly-Clark de Mexico	3
		349,324
	Netherlands — 1.4%
16,162	Royal Dutch Shell	554,186
11,501	Royal Dutch Shell Class A	394,398
3,900	Unilever	143,207
		1,091,791
	Norway — 1.9%
70,556	DNO International (1)	123,135
3,641	Fred Olsen Energy	170,833
5,295	Kongsberg Gruppen	102,161
23,076	Statoil	570,292
4,995	TGS Nopec Geophysical	169,967
6,690	Yara International	315,180
		1,451,568
	Philippines — 0.3%
92,500	Aboitiz Power	74,323
38,160	DMCI Holdings	50,022
158,200	Manila Water	111,368
27,000	Rizal Commercial Banking	30,084
		265,797
	Poland — 0.7%
3,197	Jastrzebska Spolka Weglowa	86,918
4,684	KGHM Polska Miedz	235,913
25,132	PGE	136,183

The accompanying notes are an integral part of the financial statements.

Shares		Value $

65,379	Synthos	108,533
		567,547
	Russia — 0.5%
4,800	CTC Media (NASDAQ)	40,272
8,446	Globaltrans Investment GDR	156,251
1,488	LUKOIL ADR	89,578
1,900	Tatneft OAO ADR	73,606
		359,707
	Singapore — 0.6%
2,400	Avago Technologies	79,272
75,000	First Resources	126,045
75,000	StarHub	226,267
6,000	Super Group	12,002
19,000	Wheelock Properties Singapore	28,193
		471,779
	South Africa — 1.6%
8,114	AVI	53,509
2,141	Bidvest Group	51,101
36,684	Capital Property Fund	42,224
18,772	Coronation Fund Managers	72,419
20,169	FirstRand	66,946
10,752	Gold Fields	132,747
1,490	Kumba Iron Ore	93,139
6,725	Lewis Group	53,517
13,269	MTN Group	239,252
1,298	Palabora Mining	12,656
8,626	Reunert	75,987
15,598	Sanlam	69,673
2,148	Sasol	91,661
18,016	Vodacom Group	227,105
		1,281,936
	South Korea — 1.6%
482	AMOREPACIFIC Group	207,721
2,920	Dongbu Insurance	132,399
1,350	Kangwon Land	31,441
4,675	Kia Motors	259,770
309	Korea Zinc	126,932
3,093	KT&G	235,676
5,040	Meritz Fire & Marine Insurance	68,395
144	Samsung Electronics	172,969
1,330	Youngone	41,219
		1,276,522
	Spain — 1.6%
224	Construcciones y Auxiliar de Ferrocarriles	106,553
14,616	Duro Felguera	88,471
16,299	Enagas	324,070
2,491	Grupo Catalana Occidente	40,682
18,404	Mapfre	51,000
5,687	Red Electrica	266,652
1,617	Tecnicas Reunidas	79,412
4,569	Viscofan	221,130
3,226	Zardoya Otis	39,890
		1,217,860
	Sweden — 0.8%
1,113	Angler Gaming (1)	398
4,108	Axfood	152,109
2,353	Betsson	64,209
4,335	Billerud	41,338
2,269	Hennes & Mauritz	76,798
1,898	Hexpol	84,700
450	Indutrade	12,619
3,586	Intrum Justitia	51,901
4,725	JM	85,127
2,799	Saab	53,170
		622,369
	Switzerland — 1.6%
3,500	ACE	275,275
2,100	Allied World Assurance Holdings	168,630
237	EMS-Chemie Holding	57,208
501	Helvetia Holding	175,643
324	Partners Group Holding	68,571
2,362	Roche Holding	454,241
1,406	Schweizerische National-Versicherungs-Gesellschaft	56,765
132	Zurich Insurance Group	32,529
		1,288,862
	Taiwan — 0.5%
11,000	Catcher Technology	47,822
20,000	Farglory Land Development	33,616
7,100	HTC	51,283
1,000	Largan Precision	21,292
9,780	Radiant Opto-Electronics	40,677
6,600	Simplo Technology	32,534
47,000	Taiwan Secom	100,073
22,000	Transcend Information	55,353
		382,650
	Thailand — 0.6%
22,100	Advanced Info Service	142,406
46,900	PTT Exploration & Production	254,010
2,800	Siam Makro	42,023
		438,439

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Turkey — 0.4%
7,173	Ford Otomotiv Sanayi	73,631
1,812	Koza Altin Isletmeleri	39,424
19,234	Turk Telekomunikasyon	75,112
4,577	Turk Traktor ve Ziraat Makineleri	100,094
		288,261
	United Kingdom — 12.9%
50,842	Aberdeen Asset Management	266,242
60,196	Afren (1)	133,765
15,688	African Barrick Gold	107,343
12,131	AMEC	207,511
15,987	Amlin	96,283
9,360	Antofagasta	189,868
26,513	Ashmore Group	155,612
12,387	AstraZeneca	575,203
49,937	Beazley	141,107
5,128	BHP Billiton	164,308
5,230	British American Tobacco	259,065
23,394	British Sky Broadcasting Group	267,664
15,734	Carphone Warehouse Group	43,101
11,721	Close Brothers Group	160,020
65,486	Cobham	227,209
921	Croda International	32,713
3,900	Delphi Automotive (1)	122,616
12,000	Diploma	86,678
11,040	Domino Printing Sciences	96,562
13,323	Drax Group	120,723
98,586	EnQuest (1)	184,390
1,967	Fidessa Group	42,218
25,545	GlaxoSmithKline	571,565
12,401	Greggs	93,637
21,461	Halma	142,826
3,977	Hargreaves Lansdown	47,364
18,168	Highland Gold Mining	30,638
16,506	Howden Joinery Group	45,283
35,600	HSBC Holdings	350,945
30,804	HSBC Holdings (Hong Kong Shares)	302,636
21,740	IG Group Holdings	152,787
14,551	IMI	224,134
388	InterContinental Hotels Group	9,580
14,875	ITE Group	46,377
9,830	Jardine Lloyd Thompson Group	117,944
4,247	Kentz	28,203
163,238	Legal & General Group	352,993
8,255	Micro Focus International	76,470
34,960	Mitie Group	164,512
11,651	N Brown Group	63,193
3,253	Next	187,200
9,478	Persimmon	121,597
4,767	Petrofac	123,393
3,402	Provident Financial	75,323
8,821	Reckitt Benckiser Group	533,812
11,458	Restaurant Group	69,302
3,041	Rio Tinto	152,352
33,106	Sage Group	165,992
4,716	Shire	132,651
36,427	Smith & Nephew	385,039
5,339	Spectris	148,882
1,859	Spirax-Sarco Engineering	58,050
70,834	Standard Life	333,783
72,966	TalkTalk Telecom Group	223,725
6,936	Ultra Electronics Holdings	189,498
11,524	Unilever	429,777
6,811	Victrex	156,627
7,687	WH Smith	77,035
15,085	William Hill	82,281
		10,147,607
	United States — 43.5%
	Consumer Discretionary — 3.3%
1,200	Aaron’s	36,996
1,100	Advance Auto Parts	78,034
1,900	Apollo Group Class A (1)	38,152
3,000	Bed Bath & Beyond (1)	173,040
2,200	Bridgepoint Education (1)	22,000
2,100	Buckle	94,857
1,100	Cato	31,218
1,800	Coinstar (1)	84,492
500	Deckers Outdoor (1)	14,315
2,100	DeVry	55,146
2,500	DIRECTV (1)	127,775
600	DSW	37,554
3,200	Express (1)	35,616
2,400	GameStop Class A	54,792
2,100	Grand Canyon Education (1)	45,696
1,800	Guess?	44,604
2,100	Healthcare Services Group	50,190
700	ITT Educational Services (1)	15,043
800	JOS A Bank Clothiers (1)	37,432
2,300	Limited Brands	110,147
5,500	Mattel	202,290
1,000	McDonald’s	86,800
3,100	McGraw-Hill	171,368
2,800	Omnicom Group	134,148
1,600	PetSmart	106,224
2,100	Pier 1 Imports	42,840
1,600	Ross Stores	97,520

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,400	Sohu.com (1)	53,172
300	Strayer Education	17,238
1,200	Sturm Ruger	56,676
1,000	Tempur-Pedic International (1)	26,440
1,800	TJX	74,934
1,600	Tupperware Brands	94,560
4,900	Viacom Class B	251,223
		2,602,532
	Consumer Staples — 3.3%
8,000	Coca-Cola	297,440
3,600	Colgate-Palmolive	377,856
4,900	Darling International (1)	80,997
7,600	Hormel Foods	224,428
3,900	Lorillard	452,439
4,900	Nu Skin Enterprises Class A	231,917
3,500	PepsiCo	242,340
4,500	Philip Morris International	398,520
8,400	Walgreen	295,932
		2,601,869
	Energy — 3.4%
2,800	Alliance Resource Partners LP	182,392
1,000	Apache	82,750
900	BP Prudhoe Bay Royalty Trust	73,368
2,700	C&J Energy Services (1)	52,326
5,100	Chevron	562,071
1,783	Coastal Energy (1)	32,917
900	Contango Oil & Gas (1)	44,244
5,100	ExxonMobil	464,967
2,300	Halliburton	74,267
400	Helmerich & Payne	19,120
5,100	HollyFrontier	197,013
6,300	Marathon Petroleum	346,059
4,700	Occidental Petroleum	371,112
9,100	RPC	104,286
2,700	Western Refining	67,149
		2,674,041
	Financials — 9.7%
7,000	Aflac	348,460
1,670	Amtrust Financial Services	40,414
1,100	Arthur J Gallagher	38,984
35,700	Bank of America	332,724
600	BOK Financial	35,190
2,800	Capital One Financial	168,476
2,200	Cash America International	85,998
2,400	CBOE Holdings	70,776
7,230	Citigroup	270,330
6,900	CNA Financial	202,722
6,800	CNO Financial Group	65,144
3,737	Commerce Bancshares	142,305
2,400	Community Bank System	66,216
10,200	CreXus Investment	114,750
2,900	Cullen/Frost Bankers	160,370
5,500	CVB Financial	59,510
9,100	Discover Financial Services	373,100
6,000	Equifax	300,240
3,200	Ezcorp (1)	62,912
17,200	Fifth Third Bancorp	249,916
1,500	Franklin Resources	191,700
2,800	Goldman Sachs Group	342,692
23,500	Huntington Bancshares	150,165
7,300	JPMorgan Chase	304,264
19,700	KeyCorp	165,874
2,200	Marsh & McLennan	74,866
600	Moody’s	28,896
20,100	Morgan Stanley	349,338
4,100	Northern Trust	195,898
5,200	PNC Financial Services Group	302,588
800	Portfolio Recovery Associates (1)	83,720
4,400	Primerica (1)	124,344
3,800	Principal Financial Group	104,652
2,000	ProAssurance	178,800
3,500	Protective Life	95,550
1,500	RenaissanceRe Holdings	122,040
600	StanCorp Financial Group	20,610
7,800	State Street	347,646
10,400	Symetra Financial	124,280
2,300	T. Rowe Price Group	149,362
7,000	Total System Services	157,430
2,900	Trustmark	68,063
3,300	United Bankshares	78,639
5,100	Waddell & Reed Financial Class A	169,983
6,900	Wells Fargo	232,461
12,800	Western Union	162,560
1,000	World Acceptance (1)	66,760
		7,581,718
	Healthcare — 10.4%
4,800	Abbott Laboratories	314,496
6,400	Aetna	279,680
4,000	Amsurg (1)	114,080
9,100	Baxter International	569,933
5,000	Becton Dickinson	378,400
1,200	Bio-Reference Labs (1)	33,312
17,400	Bristol-Myers Squibb	578,550
1,900	Chemed	127,775
4,000	CR Bard	384,760
3,900	DaVita (1)	438,828
9,000	Eli Lilly	437,670
7,600	Forest Laboratories (1)	256,196

The accompanying notes are an integral part of the financial statements.

Shares		Value $

4,800	Gilead Sciences (1)	322,368
3,700	Humana	274,799
1,200	ICU Medical (1)	71,196
5,600	Johnson & Johnson	396,592
4,600	Laboratory Corp. of America Holdings (1)	389,758
13,200	Medtronic	548,856
10,500	Merck	479,115
8,200	PDL BioPharma	61,090
5,800	Quality Systems	101,210
7,300	Quest Diagnostics	421,356
3,500	Questcor Pharmaceuticals	89,180
1,800	Spectrum Pharmaceuticals (1)	20,088
5,100	St. Jude Medical	195,126
5,300	STERIS	188,733
2,900	Stryker	152,540
3,900	United Therapeutics (1)	178,113
5,800	UnitedHealth Group	324,800
300	Waters (1)	24,543
		8,153,143
	Industrials — 5.5%
3,900	3M	341,640
6,400	CSX	131,008
3,200	Cummins	299,456
2,600	Deluxe	81,926
2,300	Dover	133,906
3,600	Emerson Electric	174,348
2,900	Forward Air	96,773
4,300	General Dynamics	292,744
3,200	Hubbell Class B	267,904
2,200	Joy Global	137,390
3,000	Kla-Tencor	139,560
3,600	Lockheed Martin	337,212
2,100	Northrop Grumman	144,249
3,500	Parker Hannifin	275,310
6,300	Raytheon	356,328
2,100	Rockwell Automation	149,226
2,200	Rockwell Collins	117,876
2,300	Sauer-Danfoss	92,138
2,300	Spirit Airlines (1)	40,365
2,000	Timken	78,980
2,400	Union Pacific	295,272
1,700	United Parcel Service Class B	124,525
2,900	United Technologies	226,664
		4,334,800
	Information Technology — 6.3%
4,800	Analog Devices	187,728
3,300	Ancestry.com (1)	104,280
900	Apple	535,590
5,100	Automatic Data Processing	294,729
2,700	BMC Software (1)	109,890
8,200	Booz Allen Hamilton Holding	109,716
10,100	CA	227,452
1,400	CACI International Class A (1)	70,602
1,800	Cisco Systems	30,852
12,900	Dell	119,067
2,900	Dolby Laboratories (1)	91,611
5,100	GT Advanced Technologies (1)	22,134
800	Harris	36,624
25,500	Intel	551,437
2,100	International Business Machines	408,513
400	Intuit	23,768
3,300	j2 Global	99,132
400	Jack Henry & Associates	15,200
1,600	Lexmark International Class A	34,016
1,100	Littelfuse	58,960
700	Manhattan Associates (1)	42,000
4,000	Maxim Integrated Products	110,100
700	MAXIMUS	38,626
20,600	Microsoft	587,821
1,400	MTS Systems	70,574
3,700	NeuStar Class A (1)	135,383
19,000	Oracle	589,950
700	Paychex	22,701
5,000	QLogic (1)	46,900
300	Syntel	17,883
1,800	ValueClick (1)	30,006
3,000	Western Digital	102,690
		4,925,935
	Materials — 1.6%
2,200	Buckeye Technologies	57,640
1,400	CF Industries Holdings	287,266
5,400	Freeport-McMoRan Copper & Gold	209,952
4,500	Kronos Worldwide	60,075
2,600	Mosaic	136,084
400	NewMarket	108,524
4,513	Southern Copper	171,945
800	Terra Nitrogen LP	171,768
		1,203,254
	Total United States	34,077,292

	TOTAL COMMON STOCK (Cost $72,610,653)	76,868,281

	PREFERRED STOCK — 0.5%
	Brazil — 0.3%
15,000	AES Tiete	170,380

The accompanying notes are an integral part of the financial statements.

Shares		Value $

3,200	Cia de Transmissao de Energia Eletrica Paulista	51,284
		221,664
	Germany — 0.2%
1,878	Fuchs Petrolub	132,564

	TOTAL PREFERRED STOCK (Cost $378,911)	354,228

	INVESTMENT COMPANY — 0.1%
	Switzerland — 0.1%
890	BB Biotech (Cost $89,367)	86,295

	SHORT-TERM INVESTMENT (4) — 1.7%
1,369,030	JPMorgan Prime Money Market Fund, 0.050% (Cost $1,369,030)	1,369,030

	TOTAL INVESTMENTS — 100.4% (Cost $74,447,961)	78,677,834
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%	(300,314)

	NET ASSETS — 100%	$78,377,520

(1)	Denotes non-income producing security.
(2)	Security considered illiquid. On October 31, 2012 the value of this security amounted to $23,083, representing 0.0% of the net assets of the Fund.
(3)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(4)	The rate shown represents the 7-day current yield as of October 31, 2012.

The open futures contracts held by the Fund at October 31, 2012, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
FTSE 100 Index	7	Dec-2012	$(12,114)

The accompanying notes are an integral part of the financial statements.

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2012, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Citigroup Global Markets	11/8/12	ZAR	3,013,800	USD	352,223	$4,945
Deutsche Bank Securities	11/1/12	TRY	392,600	USD	215,749	(3,274)
Royal Bank of Scotland	11/8/12	GBP	460,900	USD	743,854	88
UBS Securities	11/29/12	JPY	68,598,000	USD	866,590	7,100
UBS Securities	12/6/12	TRY	392,600	USD	217,062	(942)
						$7,917

ADR — American Depositary Receipt

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound

GDR — Global Depositary Receipt

JPY— Japanese Yen

LP — Limited Partnership

NASDAQ — National Association of Securities Dealers Automated Quotations

TRY — Turkish Lira

USD — United States Dollar

ZAR — South African Rand

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2012, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock (1)
Australia	$1,884,076	$—	$—	$1,884,076
Austria	268,654	—	—	268,654
Belgium	146,432	—	—	146,432
Bermuda	984,943	—	—	984,943
Brazil	625,757	—	—	625,757
British Virgin Islands	71,572	—	—	71,572
Cambodia	77,858	—	—	77,858
Canada	2,097,764	—	—	2,097,764
Cayman Islands	143,780	—	—	143,780
Chile	262,388	—	—	262,388
China	1,056,386	—	—	1,056,386
Czech Republic	115,728	—	—	115,728
Egypt	—	23,083	—	23,083
Finland	653,436	—	—	653,436
France	1,485,118	—	—	1,485,118
Gabon	144,197	—	—	144,197
Germany	545,385	—	—	545,385
Hong Kong	2,065,268	—	—	2,065,268
Indonesia	981,072	—	—	981,072
Ireland	487,132	—	—	487,132
Israel	479,162	—	—	479,162
Italy	719,886	—	—	719,886
Japan	5,627,823	—	—	5,627,823
Malaysia	342,070	—	—	342,070
Mexico	349,324	—	—	349,324
Netherlands	1,091,791	—	—	1,091,791
Norway	1,451,568	—	—	1,451,568
Philippines	265,797	—	—	265,797
Poland	567,547	—	—	567,547
Russia	359,707	—	—	359,707
Singapore	471,779	—	—	471,779
South Africa	1,281,936	—	—	1,281,936
South Korea	1,276,522	—	—	1,276,522
Spain	1,217,860	—	—	1,217,860
Sweden	622,369	—	—	622,369
Switzerland	1,288,862	—	—	1,288,862
Taiwan	382,650	—	—	382,650
Thailand	438,439	—	—	438,439
Turkey	288,261	—	—	288,261
United Kingdom	10,147,607	—	—	10,147,607
United States
Consumer Discretionary	2,602,532	—	—	2,602,532
Consumer Staples	2,601,869	—	—	2,601,869
Energy	2,674,041	—	—	2,674,041
Financials	7,581,718	—	—	7,581,718
Healthcare	8,153,143	—	—	8,153,143
Industrials	4,334,800	—	—	4,334,800
Information Technology	4,925,935	—	—	4,925,935
Materials	1,203,254	—	—	1,203,254
Total Common Stock	$76,845,198	$23,083	$—	$76,868,281

The accompanying notes are an integral part of the financial statements.

	Level 1	Level 2	Level 3	Total
Investments in Securities

Preferred Stock
Brazil	$221,664	$—	$—	$221,664
Germany	132,564	—	—	132,564
Total Preferred Stock	354,228	—	—	354,228

Investment Company
Switzerland	86,295	—	—	86,295
Total Investment Company	86,295	—	—	86,295

Short-Term Investment	1,369,030	—	—	1,369,030

Total Investments in Securities	$78,654,751	$23,083	$—	$78,677,834

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures—Unrealized Depreciation	$(12,114)	$—	$—	$(12,114)
Forwards—Unrealized Appreciation	—	12,133	—	12,133
Forwards—Unrealized Depreciation	—	(4,216)	—	(4,216)
Total Other Financial Instruments	$(12,114)	$7,917	$—	$(4,197)

(1)        Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of October 31, 2012, the Fund had a security with a total value of $23,083 transfer from Level 1 to Level 2.  The change in level occurred due to a halt in trading of this security.

The accompanying notes are an integral part of the financial statements.

Schroder Total Return Fixed Income Fund

Schedule of Investments

October 31, 2012

Principal Amount ($)		Value $

	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 50.2%
	FHLMC
304,597	4.500%, 10/01/24	329,690
1,089,051	4.500%, 12/01/39	1,167,466
3,810,000	1.140%, 10/15/18	3,793,141
	FHLMC Gold
3,448	6.000%, 12/01/28	3,869
67,648	5.500%, 05/01/38	73,563
84,846	5.000%, 05/01/18	91,329
628,596	4.500%, 12/01/40	690,358
418,640	3.500%, 09/01/26	445,933
	FHLMC IO REMIC (1) (2)
10	1169.001%, 01/15/22	262
911,346	6.486%, 02/15/39	162,076
428,546	6.436%, 02/15/41	70,436
328,790	6.436%, 04/15/41	61,542
2,742,263	6.386%, 06/15/39	359,625
481,329	5.936%, 05/15/25	74,493
808,407	5.936%, 12/15/41	158,896
1,414,992	2.125%, 06/15/15	42,482
	FHLMC REMIC
32,329	13.464%, 07/15/33 (1)	34,763
220,746	8.472%, 02/15/41 (1)	222,060
88,167	6.700%, 05/15/42 (1)	93,792
320,000	4.500%, 03/15/41	366,036
	FHLMC TBA
3,245,000	2.500%, 12/15/27	3,382,912
	FNMA
22,294	7.500%, 12/01/29	27,062
309,644	6.182%, 09/01/36 (1)	337,940
18,924	6.000%, 12/01/28	20,981
41,545	6.000%, 10/01/29	47,099
491,069	6.000%, 05/01/36	545,674
830,475	6.000%, 03/01/37	922,820
257,114	5.500%, 11/01/34	282,891
862,297	5.500%, 10/01/35	952,237
891,792	5.500%, 07/01/38	978,135
179,777	5.000%, 10/01/29	196,486
209,983	4.500%, 07/01/41	227,689
322,834	4.500%, 09/01/41	350,056
355,732	4.500%, 10/01/41	391,667
472,060	4.000%, 10/01/41	495,832
103,891	3.500%, 11/01/25	111,248
539,424	3.500%, 02/01/26	581,333
673,498	3.357%, 01/01/42 (1)	717,207
4,645,000	2.630%, 10/10/24	4,673,451
377,971	2.500%, 09/01/27	396,018
1,657,556	2.500%, 10/01/27	1,737,996
	FNMA IO (1) (2)
1,241,192	6.089%, 08/25/21	405,875
350,694	5.000%, 07/01/18	29,279
394,043	5.000%, 07/01/18	32,770
254,960	5.000%, 07/01/18	21,395
	FNMA IO REMIC (2)
543,873	6.439%, 07/25/39 (1)	102,555
1,732,863	6.439%, 11/25/41 (1)	377,121
3,777,154	6.386%, 11/15/40 (1)	558,807
460,336	6.339%, 07/25/41 (1)	96,125
1,382,642	5.789%, 07/25/39 (1)	229,856
553,227	5.500%, 01/25/19	48,041
555,112	5.500%, 12/25/26	46,565
	FNMA REMIC
180,000	8.479%, 04/25/41 (1)	181,921
116,987	7.331%, 09/25/42 (1)	119,976
107,309	5.000%, 07/25/37	118,097
364,750	4.000%, 04/25/42	367,444
387,379	3.491%, 10/25/42 (1)	375,304
276,521	1.362%, 08/25/42 (1)	276,267
	FNMA TBA
1,655,000	4.000%, 11/25/42	1,772,660
	GNMA
3,461	8.000%, 11/15/17	3,819
3,770	8.000%, 06/15/26	4,582
25,325	7.000%, 09/15/23	29,553
27,675	6.000%, 10/20/32	31,694
97,892	6.000%, 06/20/35	111,924
305,024	5.000%, 05/20/30	339,540
144,134	4.500%, 07/20/41	159,305
257,957	4.000%, 04/20/41 (1)	277,314
143,791	4.000%, 05/20/41 (1)	154,581
454,314	4.000%, 06/20/41 (1)	488,406
1,646,670	4.000%, 07/20/41 (1)	1,770,528
132,841	4.000%, 03/20/42	145,142
472,795	3.500%, 03/20/36	507,654
318,128	3.500%, 04/20/36	338,440
227,106	3.000%, 07/20/41 (1)	242,116
526,371	2.000%, 07/20/42 (1)	552,365
254,437	2.000%, 09/20/42 (1)	267,003
207,797	1.264%, 06/16/39 (1)	212,922
	GNMA IO (2)
79,446	4.500%, 11/20/32	3,811
312,112	4.500%, 06/20/33	17,192
937,600	4.500%, 12/16/37	69,060
1,701,932	4.500%, 06/20/39	172,223
3,854,059	1.086%, 03/16/47 (1)	295,660
2,788,266	0.962%, 08/16/52 (1)	192,244
3,110,437	0.699%, 12/16/53 (1)	225,527

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	GNMA TBA
5,445,000	3.500%, 11/20/42	5,918,034
4,610,000	3.000%, 12/20/42	4,894,884
	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $47,707,934)	48,204,127

	CORPORATE OBLIGATIONS (7) — 35.8%
	Abbott Laboratories
75,000	4.125%, 05/27/20	87,673
	Aetna
75,000	4.500%, 05/15/42	78,766
	Agrium
105,000	6.125%, 01/15/41	134,919
135,000	3.150%, 10/01/22	137,757
	Air Canada (3)
190,000	9.250%, 08/01/15	198,550
	Alliance One International
200,000	10.000%, 07/15/16	207,500
	Altria Group
90,000	9.950%, 11/10/38	156,045
	America Movil
200,000	3.125%, 07/16/22	206,738
205,000	2.375%, 09/08/16	215,316
	American Axle & Manufacturing
220,000	7.750%, 11/15/19	238,975
	American Express Bank
250,000	6.000%, 09/13/17	304,584
	Anheuser-Busch InBev Worldwide
280,000	5.375%, 11/15/14	307,445
	Atmos Energy
65,000	8.500%, 03/15/19	86,398
	Avis Budget Car Rental LLC
195,000	8.250%, 01/15/19	213,769
	Banco Bradesco (3)
200,000	5.750%, 03/01/22	216,500
	Bank Nederlandse Gemeenten (3)
500,000	1.375%, 03/23/15	508,348
	Bank of America
445,000	5.625%, 07/01/20	520,009
	Bank of Montreal (3)
1,020,000	1.950%, 01/30/17	1,067,803
	Bank of Nova Scotia (3)
735,000	2.150%, 08/03/16	773,550
395,000	1.750%, 03/22/17	410,246
	Barclays Bank
285,000	6.750%, 05/22/19	349,788
	BBVA Banco Continental (3)
75,000	5.000%, 08/26/22	80,062
	Boston Properties
135,000	3.700%, 11/15/18	147,312
	Caisse Centrale Desjardins du Quebec (3)
1,040,000	1.600%, 03/06/17	1,072,219
	Cardinal Health
65,000	1.900%, 06/15/17	66,183
	Case New Holland
140,000	7.750%, 09/01/13	147,700
	Caterpillar Financial Services
185,000	1.375%, 05/20/14	188,028
140,000	1.100%, 05/29/15	141,798
	Catholic Health Initiatives
315,000	2.950%, 11/01/22	320,332
	CBS
235,000	4.850%, 07/01/42	255,976
	Chesapeake Oilfield Operating LLC (3)
260,000	6.625%, 11/15/19	248,950
	Citigroup
160,000	4.500%, 01/14/22	176,967
	CNA Financial
140,000	7.350%, 11/15/19	175,694
	Coca-Cola
220,000	1.800%, 09/01/16	228,349
	Consolidated Edison of New York
45,000	4.450%, 06/15/20	52,883
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
120,000	3.875%, 02/08/22	130,035
	Credit Suisse (3)
410,000	1.625%, 03/06/15	417,329
	CSX
55,000	6.150%, 05/01/37	71,923
	CVS Caremark
100,000	6.125%, 09/15/39	134,602
165,000	5.750%, 06/01/17	198,874
	Danske Bank (3)
315,000	3.875%, 04/14/16	330,046
	Deutsche Telekom International Finance
90,000	8.750%, 06/15/30	139,267
	Digital Realty Trust LP
230,000	5.875%, 02/01/20	267,991

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

140,000	5.250%, 03/15/21	158,586
	DIRECTV Holdings LLC
245,000	5.150%, 03/15/42	257,259
	DISH DBS
230,000	5.875%, 07/15/22	242,650
	Dr. Pepper Snapple Group
340,000	3.200%, 11/15/21	354,267
	Eksportfinans
425,000	3.000%, 11/17/14	422,019
65,000	2.000%, 09/15/15	61,792
	El Paso Pipeline Partners Operating LLC
165,000	6.500%, 04/01/20	202,858
	Ensco
95,000	4.700%, 03/15/21	109,586
	Enterprise Products Operating LLC
60,000	6.125%, 10/15/39	76,139
	Express Scripts Holding (3)
60,000	6.125%, 11/15/41	78,916
	FMG Resources August 2006 Pty (3)
225,000	6.000%, 04/01/17	217,125
	Ford Motor Credit LLC
235,000	6.625%, 08/15/17	275,038
200,000	3.000%, 06/12/17	204,758
	Freeport-McMoRan Copper & Gold
110,000	2.150%, 03/01/17	111,823
	General Electric
130,000	4.125%, 10/09/42	136,817
	General Electric Capital
130,000	5.875%, 01/14/38	160,633
	George Washington University
205,000	3.485%, 09/15/22	220,595
	Georgia Power
180,000	4.300%, 03/15/42	197,899
	Gilead Sciences
90,000	4.500%, 04/01/21	104,004
	Hartford Financial Services Group
215,000	5.500%, 03/30/20	249,494
185,000	5.125%, 04/15/22	211,057
	HCA
240,000	4.750%, 05/01/23	240,600
	HDTFS
160,000	5.875%, 10/15/20 (3)	162,400
	Health Care REIT
235,000	4.125%, 04/01/19	253,878
	HJ Heinz
60,000	2.850%, 03/01/22	61,641
290,000	1.500%, 03/01/17	295,005
	HSBC Holdings
290,000	4.000%, 03/30/22	318,311
	Humana
90,000	7.200%, 06/15/18	111,535
	Icahn Enterprises (3)
265,000	8.000%, 01/15/18	286,200
	ING US (3)
285,000	5.500%, 07/15/22	310,421
	Jabil Circuit
200,000	5.625%, 12/15/20	213,500
	JPMorgan Chase
315,000	3.250%, 09/23/22	323,562
	JPMorgan Chase Bank
475,000	6.000%, 10/01/17	562,372
	Kohl’s
220,000	3.250%, 02/01/23	220,734
	Kraft Foods
25,000	6.875%, 02/01/38	35,798
85,000	6.875%, 01/26/39	122,519
	Kraft Foods Group (3)
110,000	6.875%, 01/26/39	157,193
125,000	3.500%, 06/06/22	135,806
	Liberty Mutual Group (3)
160,000	6.500%, 05/01/42	182,984
	Lincoln National
155,000	4.200%, 03/15/22	164,087
	Lockheed Martin
130,000	3.350%, 09/15/21	138,295
	Lorillard Tobacco
145,000	2.300%, 08/21/17	146,844
	Macy’s Retail Holdings
140,000	6.700%, 07/15/34	172,155
	Marathon Oil
345,000	2.800%, 11/01/22	348,503
	McKesson
120,000	7.500%, 02/15/19	156,187
	Mexichem (3)
200,000	6.750%, 09/19/42	216,500
	Midamerican Energy Holdings
185,000	5.750%, 04/01/18	223,111
	Morgan Stanley
95,000	4.875%, 11/01/22	96,227
	Mosaic
50,000	4.875%, 11/15/41	56,642
	National JSC Naftogaz of Ukraine
200,000	9.500%, 09/30/14	204,760
	NBCUniversal Media LLC
385,000	5.150%, 04/30/20	461,791

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	Nevada Power, Series L
45,000	5.875%, 01/15/15	49,890
	Newmont Mining
35,000	6.250%, 10/01/39	43,178
	Noble Energy
95,000	6.000%, 03/01/41	120,578
235,000	4.150%, 12/15/21	259,531
	Norddeutsche Landesbank Girozentrale (3)
600,000	0.875%, 10/16/15	600,616
	Nordstrom
125,000	6.750%, 06/01/14	137,094
	Norfolk Southern
100,000	5.900%, 06/15/19	121,337
	Occidental Petroleum
95,000	1.750%, 02/15/17	98,340
	Odebrecht Finance (3)
200,000	5.125%, 06/26/22	218,000
	Offshore Group Investment
82,000	11.500%, 08/01/15	90,302
	ONEOK Partners
160,000	3.375%, 10/01/22	167,044
	Oracle
570,000	2.500%, 10/15/22	581,561
	Packaging Corp. of America
100,000	3.900%, 06/15/22	103,485
	Petroleos Mexicanos
270,000	4.875%, 01/24/22	303,075
	Pioneer Natural Resources
110,000	3.950%, 07/15/22	117,966
	Prudential Financial
140,000	4.750%, 09/17/15	154,777
	Public Service Electric & Gas
75,000	3.650%, 09/01/42	78,366
	Quest Diagnostics
85,000	4.700%, 04/01/21	96,061
	Rent-A-Center
200,000	6.625%, 11/15/20	217,250
	Republic Services
30,000	5.250%, 11/15/21	35,930
	Reynolds American
170,000	7.625%, 06/01/16	205,818
65,000	7.250%, 06/15/37	87,167
230,000	3.250%, 11/01/22	233,122
	Reynolds Group Issuer
200,000	7.125%, 04/15/19	214,000
	Rio Tinto Finance USA
230,000	3.500%, 03/22/22	244,635
	Royal Bank of Canada
985,000	1.200%, 09/19/17	990,996
	Sabra Health Care
200,000	8.125%, 11/01/18	215,500
	SLM
90,000	6.000%, 01/25/17	98,100
	Southern Copper
120,000	6.750%, 04/16/40	143,585
	Sparebanken 1 Boligkreditt (3)
195,000	1.250%, 10/25/13	196,393
	Swedbank Hypotek (1) (3)
205,000	2.375%, 04/05/17	215,866
440,000	0.812%, 03/28/14	440,013
	Teck Resources
35,000	10.750%, 05/15/19	42,160
	Telecom Italia Capital
270,000	6.175%, 06/18/14	287,049
	Terex
145,000	6.500%, 04/01/20	152,975
	Texas Instruments
190,000	2.375%, 05/16/16	200,125
	Time Warner
115,000	4.900%, 06/15/42	128,375
	Time Warner Cable
100,000	6.550%, 05/01/37	130,609
	Tyson Foods
275,000	4.500%, 06/15/22	292,875
	UBS (3)
440,000	2.250%, 03/30/17	455,913
	United Business Media (3)
220,000	5.750%, 11/03/20	231,340
	United Rentals North America
160,000	6.125%, 06/15/23	162,400
	United Technologies
120,000	4.500%, 06/01/42	138,616
	Univision Communications (3)
180,000	7.875%, 11/01/20	191,700
	Valero Energy
50,000	4.500%, 02/01/15	53,951
	Ventas Realty
255,000	4.250%, 03/01/22	274,251
	Verizon Communications
315,000	3.500%, 11/01/21	349,834
	Virgin Media Finance
200,000	4.875%, 02/15/22	203,000
	Vivendi (3)
90,000	4.750%, 04/12/22	93,922

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	Volvo Financial Equipment LLC, Series 1A (3)
365,000	0.910%, 08/17/15	366,527
	Wachovia Bank (1)
365,000	0.693%, 11/03/14	362,876
	Wal-Mart Stores
140,000	3.625%, 07/08/20	158,333
	Watson Pharmaceuticals
150,000	3.250%, 10/01/22	154,893
	WellPoint
310,000	4.650%, 01/15/43	334,257
	Willis Group Holdings
170,000	5.750%, 03/15/21	193,403
	Wind Acquisition Finance (3)
200,000	7.250%, 02/15/18	196,000
	WPP Finance (UK)
160,000	8.000%, 09/15/14	178,730
	XL Group
225,000	5.750%, 10/01/21	267,019
	Yum! Brands
65,000	6.875%, 11/15/37	92,167
	TOTAL CORPORATE OBLIGATIONS (Cost $32,212,600)	34,418,951

	U.S. TREASURY OBLIGATIONS (7)— 9.7%
	United States Treasury Bills (5)
1,500,000	0.172%, 08/22/13	1,498,012
2,300,000	0.134%, 02/28/13	2,299,069
2,000,000	0.126%, 02/21/13	1,999,284
1,000,000	0.033%, 11/08/12	999,990
	United States Treasury Notes
750,000	3.000%, 05/15/42	774,844
930,000	1.625%, 08/15/22	925,060
410,000	0.250%, 09/15/15	408,623
415,000	0.250%, 10/15/15	413,476
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,298,012)	9,318,358

	COLLATERALIZED MORTGAGE OBLIGATIONS — 8.5%
	Aire Valley Mortgages, Series 1A (1) (3)
303,067	0.619%, 09/20/66	280,640
	Auburn Securities, Series 4 (1) (4)
54,099	0.900%, 10/01/41	81,046
	Auburn Securities, Series 5 (1) (4)
196,690	0.820%, 12/01/41	286,605
	Banc of America Re-Remic Trust, Series CLRN (1) (3)
140,000	1.364%, 08/15/17	141,037
	BCAP LLC Trust, Series 2010-RR7, Class 4A2 (3)
53,111	5.000%, 04/26/20	54,663
	BCAP LLC Trust, Series RR4 (1) (3)
445,653	0.297%, 11/25/36	420,011
	Brunel Residential Mortgage Securitisation, Series 1A (1) (3)
219,616	0.540%, 01/13/39	214,107
	First Flexible, Series 4 (1) (4)
14,937	1.040%, 07/01/36	23,216
	FREMF Mortgage Trust, Series K18 (1) (3)
115,000	4.265%, 01/25/45	119,752
	FREMF Mortgage Trust, Series K21 (1) (3)
490,000	3.940%, 07/25/45	507,550
	FREMF Mortgage Trust, Series K706 (1) (3)
495,000	4.023%, 11/25/44	529,803
	FREMF Mortgage Trust, Series KF01 (1) (3)
520,000	2.814%, 10/25/44	520,629
	GMAC Mortgage Loan Trust, Series AR1 (1)
341,476	4.619%, 10/19/33	355,567
	Holland Homes MBS BV, Series III (1) (4)
149,894	0.374%, 03/20/83	189,891
	Impac CMB Trust, Series 2004-10, Class 4A1 (1)
71,146	0.951%, 03/25/35	68,519
	Impac CMB Trust, Series 2005-4, Class 2A2 (1)
183,238	0.591%, 05/25/35	176,194
	Impac CMB Trust, Series 2005-6, Class 2A2 (1)
145,343	0.611%, 10/25/35	144,239
	Impac Secured Assets CMN Owner Trust, Series 1 (1)
219,979	0.621%, 05/25/36	213,022

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $
	Impac Secured Assets CMN Owner Trust, Series 2 (1)
38,220	0.641%, 08/25/36	38,217
265,154	0.561%, 08/25/36	267,943
	Leek Finance, Series 18X (1) (4)
226,376	0.636%, 09/21/38	231,471
	Leek Finance, Series 19X (1) (4)
145,982	0.847%, 12/21/38	239,449
	Mansard Mortgages, Series 1X (1) (4)
13,082	0.739%, 10/15/48	20,545
	Master Adjustable Rate Mortgages Trust, Series 14 (1)
158,607	0.811%, 01/25/35	151,174
	Mortgage-Linked Amortizing Notes, Series 2012-1, Class A10
581,827	2.060%, 01/15/22	596,363
	Opteum Mortgage Acceptance, Series 3 (1)
273,430	0.501%, 07/25/35	258,589
	Paragon Mortgages, Series 16 (1)
121,370	3.290%, 04/15/39	202,313
	Preferred Residential Securities, Series 8X (1) (4)
102,902	0.893%, 12/15/42	156,502
	Real Estate Capital, Series 3 (1) (4)
26,900	0.739%, 07/15/16	42,325
	Residential Accredit Loans, Series 1999-QS4, Class A1
2,575	6.250%, 03/25/14	2,606
	Residential Mortgage Securities, Series 20X (1) (4)
98,850	0.970%, 08/10/38	156,125
	Residential Mortgage Securities, Series 22X (1) (4)
299,937	0.886%, 11/14/39	472,980
	Sequoia Mortgage Trust, Series 2012-1, Class 1A1 (1)
430,642	2.865%, 01/25/42	440,839
	Thornburg Mortgage Securities Trust, Series 4 (1)
166,206	2.653%, 09/25/37	158,010
	Wells Fargo Mortgage-Backed Securities Trust, Series 16
333,081	5.000%, 11/25/36	345,025
	Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class 1A2
95,642	5.500%, 02/25/34	96,146
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,928,793)	8,203,113

	ASSET-BACKED SECURITIES — 6.3%
	Accredited Mortgage Loan Trust, Series 1 (1)
219,883	0.561%, 04/25/35	213,720
	Accredited Mortgage Loan Trust Series 3 (1)
117,510	1.291%, 10/25/34	106,954
	Accredited Mortgage Loan Trust, Series 4 (1)
87,798	0.421%, 12/25/35	87,466
	American Credit Acceptance Receivables Trust, Series 2 (3)
317,120	1.890%, 07/15/16	317,285
	AmeriCredit Automobile Receivables Trust, Series 2
375,000	0.760%, 10/08/15	375,859
	AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2
382,308	0.910%, 10/08/15	383,569
	AmeriCredit Automobile Receivables Trust, Series 4
155,000	1.310%, 11/08/17	155,125
	Bear Stearns Asset-Backed Securities Trust, Series HE8 (1)
165,390	0.711%, 08/25/35	161,230
	Cabela’s Master Credit Card Trust, Series 2A (1) (3)
190,000	0.694%, 06/15/20	190,664
	CarMax Auto Owner Trust, Series 1
400,000	0.890%, 09/15/16	402,570
	CarMax Auto Owner Trust, Series 2
235,000	0.840%, 03/15/17	236,565
	Citigroup Mortgage Loan Trust, Series HE4 (1)
47,793	0.481%, 10/25/35	47,488
	CNH Equipment Trust, Series A
420,000	1.380%, 02/15/18	428,291
	CNH Equipment Trust, Series C
535,000	0.870%, 09/16/19	535,469

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	Credit-Based Asset Servicing and Securitization LLC, Series CB4
19,158	5.000%, 03/25/31	18,209
	DT Auto Owner Trust, Series 1A (3)
185,575	1.060%, 01/15/15	185,719
	DT Auto Owner Trust, Series 2A (3)
250,000	4.350%, 03/15/19	251,671
	Golden Credit Card Trust, Series 2A (3)
465,000	1.770%, 01/15/19	478,297
	Golden Credit Card Trust, Series 5A (3)
550,000	0.790%, 09/15/17	550,000
	Lambda Finance, Series 2007-1 (4)
132,791	0.529%, 09/20/31	132,001
	Park Place Securities, Series WHQ4 (1)
79,949	0.581%, 09/25/35	77,034
	RAMP Trust, Series RZ4 (1)
145,298	0.471%, 11/25/35	140,884
	Saxon Asset Securities Trust, Series 4 (1)
129,129	0.461%, 11/25/37	128,103
	SNAAC Auto Receivables Trust, Series 1A (3)
113,943	1.780%, 06/15/16	114,181
	Wheels SPV LLC, Series 1 (3)
205,000	1.190%, 03/20/21	206,562
	World Omni Automobile Lease Securitization Trust, Series A
135,000	0.930%, 11/16/15	135,959
	TOTAL ASSET-BACKED SECURITIES (Cost $6,024,752)	6,060,875

	COMMERCIAL MORTGAGE-BACKED OBLIGATIONS — 3.2%
	Americold LLC Trust, Series 2010-ARTA, Class A2FX (3)
410,000	4.954%, 01/14/29	481,441
	Extended Stay America Trust, Series 2010-ESHA, Class A (3)
939,861	2.951%, 11/05/27	944,343
	LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class A4
68,541	4.960%, 12/15/31	68,714
	LCP Proudreed, Series 1 (1) (4)
196,292	0.947%, 08/25/16	291,427
	LSTAR Commercial Mortgage Trust, Series 2001-1, Class B (1) (3)
110,000	5.570%, 06/25/43	121,467
	Morgan Stanley Capital I, Series 2003-T11, Class A4
609,053	5.150%, 06/13/41	621,147
	Real Estate Capital, Series 5 (1) (4)
333,023	0.758%, 07/25/16	532,583
	TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (Cost $2,949,449)	3,061,122

	MUNICIPAL BONDS — 1.0%
	California — 0.1%
70,000	State of California, GO
	7.550%, 04/01/39	97,705

	Georgia — 0.3%
210,000	Municipal Electric Authority of Georgia, RB
	6.637%, 04/01/57	253,054

	New York — 0.1%
75,000	Metropolitan Transportation Authority, RB
	6.814%, 11/15/40	99,835

	North Carolina — 0.3%
320,000	University of North Carolina at Chapel Hill, RB
	3.596%, 12/01/33	323,296

	Utah — 0.2%
170,000	State of Utah, GO
	3.539%, 07/01/25	183,887

	TOTAL MUNICIPAL BONDS (Cost $879,541)	957,777

	SOVEREIGN GOVERNMENT — 0.7%
	Province of Manitoba Canada
185,000	9.625%, 12/01/18	264,884
	Slovenia Government International Bond (3)
200,000	5.500%, 10/26/22	202,700
	Venezuela Government International Bond
230,000	8.500%, 10/08/14	234,600

	TOTAL SOVEREIGN GOVERNMENT (Cost $694,965)	702,184

The accompanying notes are an integral part of the financial statements.

Shares		Value $
	SHORT-TERM INVESTMENT (6) — 0.9%
875,219	JPMorgan Prime Money Market Fund, 0.050% (Cost $875,219)	875,219

	TOTAL INVESTMENTS — 116.3% (Cost $108,571,265)	111,801,726
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (16.3)%	(15,647,300)

	NET ASSETS — 100%	$96,154,426

(1)	Variable Rate Security — Rate disclosed is as of October 31, 2012
(2)	Security considered illiquid. On October 31, 2012 the value of these securities amounted to $3,853,918, representing 4.0% of the net assets of the Fund.
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2012, the value of these securities amounted to $17,109,960, representing 17.8% of the net assets of the Fund.

(4)

Security exempt from registration under Reg S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2012, the value of these securities amounted to $2,856,166, representing 3.0% of the net assets of the Fund.

(5)	Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.
(6)	The rate shown represents the 7-day current yield as of October 31, 2012.
(7)	Security, or portion of these securities, have been pledged as collateral on open derivative positions and mortgage dollar rolls.

The accompanying notes are an integral part of the financial statements.

The open futures contracts held by the Fund at October 31, 2012, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
90-Day Euro$	(155)	Dec-2012	$(90,974)
90-Day Euro$	(10)	Mar-2013	(3,048)
90-Day Euro$	(10)	Jun-2013	(3,073)
90-Day Euro$	(10)	Sep-2013	(3,248)
90-Day Euro$	(10)	Dec-2013	(3,373)
90-Day Euro$	(10)	Mar-2014	(3,398)
90-Day Euro$	(10)	Jun-2014	(3,585)
90-Day Euro$	(10)	Sep-2014	(448)
Canadian 10-Year Bond	17	Dec-2012	12,755
Euro-Bund	(8)	Dec-2012	(2,011)
Long Gilt 10-Year Bond	6	Dec-2012	(17,908)
U.S. 2-Year Treasury Note	85	Dec-2012	(9,435)
U.S. 5-Year Treasury Note	(113)	Dec-2012	10,007
U.S. 10-Year Treasury Note	19	Dec-2012	(3,250)
U.S. Long Treasury Bond	(8)	Dec-2012	7,987
U.S. Ultra Long Treasury Bond	26	Dec-2012	(36,156)
			$(149,158)

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2012, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
JPMorgan	11/15/12	EUR	138,661	USD	179,500	$(248)
JPMorgan	11/15/12	GBP	1,302,809	USD	2,090,184	(12,120)
UBS Securities	11/15/12	GBP	241,159	USD	388,693	(459)
						$(12,827)

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only

LLC — Limited Liability Corporation

LP — Limited Partnership

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

REIT — Real Estate Investment Trust

TBA — To be announced

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2012, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
U.S. Government Mortgage-Backed Obligations	$—	$48,204,127	$—	$48,204,127
Corporate Obligations	—	34,418,951	—	34,418,951
U.S. Treasury Obligations	—	9,318,358	—	9,318,358
Collateralized Mortgage Obligations	—	8,203,113	—	8,203,113
Asset-Backed Securities	—	6,060,875	—	6,060,875
Commercial Mortgage-Backed Obligations	—	3,061,122	—	3,061,122
Municipal Bonds	—	957,777	—	957,777
Sovereign Government	—	702,184	—	702,184
Short-Term Investment	875,219	—	—	875,219

Total Investments in Securities	$875,219	$110,926,507	$—	$111,801,726

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures — Unrealized Appreciation	$—	$30,749	$—	$30,749
Futures — Unrealized Depreciation	—	(179,907)	—	(179,907)
Forwards — Unrealized Depreciation	—	(12,827)	—	(12,827)
Total Other Financial Instruments	$—	$(161,985)	$—	$(161,985)

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder Absolute Return EMD and Currency Fund

Schedule of Investments

October 31, 2012

Principal Amount †		Value $

	FOREIGN GOVERNMENT BONDS — 54.7%
	Czech Republic Government Bond
33,650,000	3.700%, 06/16/13	1,775,825
20,100,000	2.800%, 09/16/13	1,061,523
39,700,000	2.750%, 03/31/14	2,120,962
		4,958,310
	Hellenic Republic Government Bond
800,000	2.000%, 02/24/23	333,389
1,778,000	2.000%, 02/24/24	674,042
923,200	2.000%, 02/24/25	341,571
1,128,200	2.000%, 02/24/26	406,873
1,559,000	2.000%, 02/24/27	546,191
149,000	2.000%, 02/24/28	53,253
569,000	2.000%, 02/24/29	184,044
79,000	2.000%, 02/24/30	24,701
1,829,000	2.000%, 02/24/31	561,373
110,000	2.000%, 02/24/33	33,113
1,260,000	2.000%, 02/24/41	363,104
		3,521,654
	Hungary Government Bond
91,000,000	7.500%, 11/12/20	435,847
385,350,000	7.000%, 06/24/22	1,776,204
125,300,000	6.750%, 02/24/17	581,782
111,000,000	6.500%, 06/24/19	506,750
24,000,000	6.000%, 11/24/23	101,536
		3,402,119
	Indonesia Treasury Bond
7,800,000,000	12.500%, 03/15/13	834,902

	Malaysia Government Bond
5,125,000	3.702%, 02/25/13	1,685,918

	Mexico Cetes (1)
426,000,000	4.579%, 09/19/13	3,123,002
311,000,000	4.557%, 06/13/13	2,308,535
271,000,000	4.539%, 04/04/13	2,029,458
416,000,000	4.525%, 12/13/12	3,160,666
75,000,000	4.490%, 03/07/13	564,218
		11,185,879
	Poland Government Bond
1,800,000	5.750%, 04/25/14	578,973
2,490,000	5.250%, 04/25/13	784,050
5,190,000	5.000%, 10/24/13	1,642,957
		3,005,980
	Singapore Government Bond
3,720,000	3.625%, 07/01/14	3,222,622
3,790,000	2.250%, 07/01/13	3,148,319
2,060,000	1.625%, 04/01/13	1,698,429
795,000	1.375%, 10/01/14	665,966
		8,735,336
	South Africa Government Bond
21,880,000	7.500%, 01/15/14	2,592,995
5,350,000	6.750%, 03/31/21	620,847
		3,213,842
	Thailand Government Bond (2)
24,784,000	3.097%, 11/26/14	807,803
1,500,000	3.092%, 01/29/14	48,887
		856,690
	Thailand Government Index Linked Bond
20,681,168	1.200%, 07/14/21	690,642

	Vietnam Government Bond
10,900,000,000	12.150%, 01/16/17	558,671
7,000,000,000	11.350%, 02/27/17	355,255
		913,926
	TOTAL FOREIGN GOVERNMENT BONDS (Cost $42,100,232)	43,005,198

	U.S. TREASURY OBLIGATIONS — 39.3%
	United States Treasury Bills (1)
1,500,000	0.098%, 11/01/12	1,500,000
3,000,000	0.146%, 04/11/13	2,998,191
4,000,000	0.143%, 12/06/12	3,999,640
4,000,000	0.141%, 12/13/12	3,999,592
1,000,000	0.138%, 01/10/13	999,844
3,000,000	0.138%, 01/17/13	2,999,472
2,300,000	0.135%, 01/31/13	2,299,374
1,500,000	0.131%, 02/07/13	1,499,551
1,800,000	0.131%, 02/14/13	1,799,410
2,500,000	0.131%, 03/28/13	2,498,623
1,000,000	0.131%, 04/04/13	999,434
3,830,000	0.120%, 11/29/12	3,829,755
1,500,000	0.115%, 01/24/13	1,499,676

	TOTAL U.S. TREASURY OBLIGATIONS (Cost $30,921,023)	30,922,562

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	CONVERTIBLE BONDS — 1.9%
	Hong Kong — 0.4%
	China Overseas Finance Investment Cayman (3)
100,000	0.000%, 05/14/14	141,550
	Hong Kong Exchanges and Clearing
200,000	0.500%, 10/23/17	209,650
		351,200
	India — 0.9%
	Magnolia Finance (2)
300,000	4.000%, 03/29/49	298,923
	Vedanta Resources Jersey
400,000	5.500%, 07/13/16	399,000
		697,923
	Singapore— 0.3%
	CapitaLand
250,000	2.875%, 09/03/16	211,510

	South Korea — 0.3%
	SK Telecom
200,000	1.750%, 04/07/14	223,300

	TOTAL CONVERTIBLE BONDS (Cost $1,470,176)	1,483,933

Shares

	SHORT-TERM INVESTMENT (4) — 3.0%
2,328,836	JPMorgan Prime Money Market Fund, 0.050% (Cost $2,328,836)	2,328,836

	TOTAL INVESTMENTS — 98.9% (Cost $76,820,267)	77,740,529
	OTHER ASSETS LESS LIABILITIES — 1.1%	875,205

	NET ASSETS — 100%	$78,615,734

† In local currency

(1)	Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.
(2)	Variable Rate Security — Rate disclosed is as of October 31, 2012
(3)	Zero Coupon Security issued at par.
(4)	The rate shown represents the 7-day current yield as of October 31, 2012.

The accompanying notes are an integral part of the financial statements.

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2012, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	11/2/12	USD	712,390	CZK	13,200,000	$(30,396)
Barclays Capital	11/9/12	INR	7,000,000	USD	122,930	(6,952)
Barclays Capital	11/9/12	USD	751,476	INR	42,000,000	27,816
Barclays Capital	11/19/12	USD	704,055	ZAR	5,860,000	(30,111)
Barclays Capital	11/26/12	MYR	2,217,000	USD	712,724	(13,628)
Barclays Capital	11/26/12	USD	711,163	MYR	2,180,000	3,067
Barclays Capital	11/30/12	EUR	230,000	USD	289,064	(9,130)
Barclays Capital	12/18/12	USD	694,506	KRW	780,000,000	18,806
Barclays Capital	1/4/13	USD	712,699	TWD	20,850,000	1,204
Barclays Capital	1/10/13	USD	373,418	HUF	80,000,000	(10,768)
Barclays Capital	1/24/13	ZAR	16,020,000	USD	1,833,130	9,438
Citigroup Global Markets	11/5/12	USD	217,314	HUF	48,000,000	2,066
Credit Suisse	12/17/12	USD	1,058,710	RUB	33,000,000	(15,651)
Deutsche Bank Securities	11/2/12	USD	87,164	CZK	1,650,000	(1,915)
Deutsche Bank Securities	11/5/12	USD	217,439	HUF	48,000,000	1,942
Deutsche Bank Securities	11/26/12	USD	226,721	MYR	700,000	2,619
Deutsche Bank Securities	11/30/12-12/27/12	USD	1,613,246	EUR	1,234,333	(12,453)
Deutsche Bank Securities	12/13/12	USD	1,040,189	RUB	33,000,000	3,704
Deutsche Bank Securities	1/9/13	USD	724,572	KRW	805,000,000	10,756
Deutsche Bank Securities	1/17/13-1/24/13	USD	293,538	RSD	25,900,700	(4,509)
Deutsche Bank Securities	2/4/13	USD	1,082,716	INR	58,000,000	(23,494)
HSBC	11/1/12	USD	173,010	CNY	1,100,000	3,351
HSBC	11/19/12-12/4/12	SGD	2,398,000	USD	1,917,049	(48,798)
HSBC	11/20/12	MXP	11,400,000	USD	857,136	(11,724)
HSBC	11/20/12	USD	216,510	MXP	2,800,000	(3,106)
HSBC	11/26/12	IDR	1,100,000,000	USD	114,381	248
HSBC	11/26/12	USD	710,975	IDR	6,750,000,000	(10,616)
HSBC	11/26/12	USD	245,524	MYR	747,000	(785)
HSBC	12/17/12	USD	219,213	RUB	6,800,000	(4,280)
HSBC	12/17/12-1/11/13	USD	1,616,635	PHP	67,100,000	11,250
HSBC	1/9/13	USD	798,488	THB	24,500,000	(2,710)
HSBC	1/10/13-1/16/13	USD	431,722	RSD	39,299,300	7,859
HSBC	1/25/13	USD	1,138,207	INR	61,500,000	(13,248)
JPMorgan	11/2/12	CZK	18,600,000	USD	916,216	(44,776)
JPMorgan	11/5/12	HUF	99,000,000	USD	435,204	(17,268)
JPMorgan	11/13/12	PLN	1,680,000	USD	505,083	(20,301)
JPMorgan	11/13/12	USD	197,567	PLN	620,000	(3,675)
JPMorgan	11/20/12	USD	218,200	MXP	2,800,000	(4,796)
JPMorgan	11/30/12-1/22/13	EUR	1,717,121	USD	2,223,696	(3,210)
JPMorgan	12/5/12-1/10/13	MXP	51,630,000	USD	3,963,759	43,467
JPMorgan	12/13/12	SGD	4,090,000	USD	3,328,475	(24,424)
JPMorgan	1/9/13	THB	24,500,000	USD	794,016	(1,762)
JPMorgan	1/9/13-1/24/13	ZAR	7,270,000	USD	832,092	3,211
JPMorgan	1/10/13	USD	374,575	HUF	80,000,000	(11,925)

The accompanying notes are an integral part of the financial statements.

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2012, is as follows (concluded):

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Royal Bank of Canada	11/13/12	PLN	7,606,000	USD	2,279,327	$(99,283)
Royal Bank of Canada	11/19/12	USD	142,441	SGD	175,000	1,023
Royal Bank of Scotland	11/30/12	USD	724,745	EUR	560,000	1,293
State Street Bank	11/1/12	CNY	1,100,000	USD	172,642	(3,720)
State Street Bank	11/2/12	USD	1,604,839	CZK	30,450,000	(31,602)
State Street Bank	11/2/12-12/7/12	CZK	97,800,000	USD	4,948,533	(104,501)
State Street Bank	11/5/12-1/10/13	HUF	325,000,000	USD	1,459,486	(16,504)
State Street Bank	11/13/12	USD	562,630	PLN	1,750,000	(15,356)
State Street Bank	11/19/12	ZAR	5,600,000	USD	674,084	30,042
State Street Bank	11/20/12-12/5/12	MXP	44,650,000	USD	3,367,193	(32,993)
State Street Bank	12/13/12	USD	691,372	HUF	150,000,000	(9,225)
State Street Bank	12/20/12	USD	1,466,028	INR	80,000,000	6,690
Standard Bank	11/19/12	ZAR	4,600,000	USD	550,272	21,238
Standard Bank	11/19/12-12/4/12	SGD	3,463,000	USD	2,767,939	(70,962)
Standard Bank	11/26/12	IDR	7,350,000,000	USD	756,796	(5,818)
Standard Bank	11/26/12	MYR	1,410,000	USD	449,789	(12,167)
Standard Bank	12/12/12	USD	698,964	PHP	29,000,000	4,688
Toronto Dominion Bank	11/30/12	EUR	76,000	USD	98,013	(521)
UBS Securities	11/5/12	USD	334,057	HUF	76,000,000	13,295
UBS Securities	11/7/12-12/17/12	USD	824,132	RUB	26,300,000	11,744
						$(548,246)

CNY — Chinese Yuan

CZK — Czech Koruna

EUR — Euro

HUF — Hungarian Fornit

IDR — Indonesian Rupiah

INR — Indian Rupee

KRW — South Korean Won

MXP — Mexican Peso

MYR — Malaysian Ringgit

PHP — Phillippine Peso

PLN — Polish Zloty

RSD — Serbian Dinar

RUB — Russian Rouble

SGD — Singapore Dollar

THB — Thailand Baht

TWD — Taiwan Dollar

USD — United States Dollar

ZAR — South African Rand

The accompanying notes are an integral part of the financial statements.

The following is a summary of inputs used as of October 31, 2012, in valuing the Schroder Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Foreign Government Bonds	$—	$43,005,198	$—	$43,005,198
U.S. Treasury Obligations	—	30,922,562	—	30,922,562
Convertible Bonds	—	1,483,933	—	1,483,933
Short-Term Investment	2,328,836	—	—	2,328,836

Total Investments in Securities	$2,328,836	$75,411,693	$—	$77,740,529

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forwards — Unrealized Appreciation	$—	$240,817	$—	$240,817
Forwards — Unrealized Depreciation	—	(789,063)	—	(789,063)
Total Other Financial Instruments	$—	$(548,246)	$—	$(548,246)

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

This page is intentionally left blank

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

October 31, 2012

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
ASSETS
Investments in securities, at value — Note 2	$540,109,761	$134,752,945	$117,885,115
Cash	—	—	12,464
Foreign currency	—	4	—
Receivable for Fund shares sold	63,730	43,184	12,424
Prepaid expenses	19,088	18,902	20,862
Receivable for securities sold	—	318,999	156,931
Dividends and tax reclaims receivable	601,441	29,042	13,653
Due from Investment Advisor — Note 3	—	—	42,814
Unrealized appreciation on spot foreign currency contracts	—	—	—
Unrealized appreciation on forward foreign currency contracts	313,021	—	—
Initial margin for futures contracts	1,746,500	—	—
Interest receivable	—	—	—
Variation margin receivable	—	—	—
TOTAL ASSETS	542,853,541	135,163,076	118,144,263
LIABILITIES
Payable for securities purchased	—	506,683	249,872
Unrealized depreciation on spot foreign currency contracts	—	—	—
Variation margin payable	19,960	—	—
Income distributions payable	—	—	—
Accrued foreign capital gains tax	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Payable for Fund shares redeemed	680,714	204,258	357,184
Investment Advisory fees payable — Note 3	118,362	114,814	103,164
Audit fees payable	33,607	32,797	32,797
Sub-administration fees payable — Note 3	6,155	10,046	9,027
Trustees’ fees and expenses payable — Note 6	273	121	109
Distribution fees payable, Advisor Shares — Note 3	61	688	1,225
Shareholder service fees payable, Advisor Shares — Note 3	—	—	—
Shareholder service fees payable, Institutional Service Shares — Note 3	—	—	—
Accrued expenses and other liabilities	83,444	49,344	46,891
TOTAL LIABILITIES	942,576	918,751	800,269
NET ASSETS	$541,910,965	$134,244,325	$117,343,994
Cost of securities	$482,968,686	$113,989,204	$103,922,127
Cost of foreign currency	$—	$4	$—
NET ASSETS
Capital paid-in	$520,673,884	$102,985,022	$97,667,841
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	7,783,641	(1)	(9,753)
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(42,819,285)	10,495,563	5,722,918
Accumulated foreign capital gains tax on appreciated securities	—	—	—
Net unrealized appreciation on investments	57,141,075	20,763,741	13,962,988
Net unrealized depreciation on futures	(1,181,298)	—	—
Net unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	312,948	—	—
NET ASSETS	$541,910,965	$134,244,325	$117,343,994
Net Assets:
Investor/Institutional Shares*	$541,719,988	$132,714,607	$111,332,432
Advisor/Institutional Service Shares*	190,977	1,529,718	6,011,562
Total shares outstanding end of year:
Investor/Institutional Shares*	49,612,999	5,483,324	9,031,207
Advisor/Institutional Service Shares*	17,562	64,177	494,641
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor/Institutional Shares*	$10.92	$24.20	$12.33
Advisor/Institutional Service Shares*	10.87	23.84	12.15

* Institutional Shares and Institutional Service Shares pertain only to the Global Quality Fund.

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	International Alpha Fund	International Multi-Cap Value Fund	Global Quality Fund	Total Return Fixed Income Fund	Absolute Return EMD and Currency Fund
ASSETS
Investments in securities, at value — Note 2	$590,690,436	$69,823,726	$65,297,528	$78,677,834	$111,801,726	$77,740,529
Cash	—	—	—	—	—	—
Foreign currency	33,067	28	142,786	57,021	70,379	1,120,135
Receivable for Fund shares sold	1,364,592	115,079	520,707	26,452	154,432	111,471
Prepaid expenses	31,829	21,724	22,691	25,792	28,694	35,451
Receivable for securities sold	1,140,873	1,733,035	703,074	446,297	29,092,210	—
Dividends and tax reclaims receivable	662,775	227,933	225,041	173,768	234	8,213
Due from Investment Advisor — Note 3	—	32,668	76,568	64,948	66,117	35,923
Unrealized appreciation on spot foreign currency contracts	266	2,464	3,987	2,649	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	18,289	12,133	—	240,817
Initial margin for futures contracts	—	—	—	33,889	222,258	—
Interest receivable	—	—	—	—	515,072	627,875
Variation margin receivable	—	—	—	—	46,663	—
TOTAL ASSETS	593,923,838	71,956,657	67,010,671	79,520,783	141,997,785	79,920,414
LIABILITIES
Payable for securities purchased	862,842	1,948,881	672,656	925,511	45,603,956	98,118
Unrealized depreciation on spot foreign currency contracts	1,300	1,851	1,131	1,543	—	52
Variation margin payable	—	—	—	6,100	43,838	—
Income distributions payable	—	—	—	—	29,395	—
Accrued foreign capital gains tax	857,775	9,922	4,104	15,492	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	10,184	4,216	12,827	789,063
Payable for Fund shares redeemed	897,437	14,659	63,671	34,786	11,211	263,191
Investment Advisory fees payable — Note 3	497,620	47,337	43,712	36,763	20,188	57,575
Audit fees payable	35,299	36,536	36,536	35,928	41,298	43,722
Sub-administration fees payable — Note 3	43,542	5,177	4,781	5,849	7,066	5,597
Trustees’ fees and expenses payable — Note 6	283	95	94	99	104	97
Distribution fees payable, Advisor Shares — Note 3	30,271	1,348	1,706	—	901	1,321
Shareholder service fees payable, Advisor Shares — Note 3	—	326	689	—	—	—
Shareholder service fees payable, Institutional Service Shares — Note 3	—	—	—	4	—	—
Accrued expenses and other liabilities	144,378	42,632	85,715	76,972	72,575	45,944
TOTAL LIABILITIES	3,370,747	2,108,764	924,979	1,143,263	45,843,359	1,304,680
NET ASSETS	$590,553,091	$69,847,893	$66,085,692	$78,377,520	$96,154,426	$78,615,734
Cost of securities	$552,536,314	$67,187,867	$62,905,939	$74,447,961	$108,571,265	$76,820,267
Cost of foreign currency	$33,018	$28	$142,600	$57,216	$69,978	$1,118,216
NET ASSETS
Capital paid-in	$570,498,949	$76,113,099	$65,121,915	$74,616,858	$89,620,670	$78,130,675
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	4,641,162	747,113	885,539	312,216	(118,800)	125,708
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(21,882,120)	(9,631,810)	(2,317,098)	(763,885)	3,583,643	(20,972)
Accumulated foreign capital gains tax on appreciated securities	(857,775)	(9,922)	(4,104)	(15,492)	—	—
Net unrealized appreciation on investments	38,154,122	2,635,859	2,391,589	4,229,873	3,230,461	920,262
Net unrealized depreciation on futures	—	—	—	(12,114)	(149,158)	—
Net unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(1,247)	(6,446)	7,851	10,064	(12,390)	(539,939)
NET ASSETS	$590,553,091	$69,847,893	$66,085,692	$78,377,520	$96,154,426	$78,615,734
Net Assets:
Investor/Institutional Shares*	$437,269,795	$65,920,978	$56,727,416	$78,327,688	$91,808,765	$71,560,919
Advisor/Institutional Service Shares*	153,283,296	3,926,915	9,358,276	49,832	4,345,661	7,054,815
Total shares outstanding end of year:
Investor/Institutional Shares*	33,878,617	6,677,919	6,604,607	7,317,363	8,553,103	7,135,535
Advisor/Institutional Service Shares*	11,927,112	395,547	1,090,782	4,655	404,544	705,117
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor/Institutional Shares*	$12.91	$9.87	$8.59	$10.70	$10.73	$10.03
Advisor/Institutional Service Shares*	12.85	9.93	8.58	10.70	10.74	10.01

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Operations

For the Year or Period Ended October 31, 2012

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
INVESTMENT INCOME
Dividend income	$11,733,534	$1,707,733	$2,106,096
Interest income	—	—	—
Foreign taxes withheld	(63,779)	(5,500)	(5,809)
TOTAL INCOME	11,669,755	1,702,233	2,100,287
EXPENSES
Investment Advisory fees — Note 3	1,343,499	1,446,838	1,954,576
Administrative fees — Note 3	69,864	126,598	171,025
Trustees fees and expenses — Note 6	33,553	15,255	18,336
Distribution fees, Advisor Shares — Note 3	692	5,975	16,344
Shareholder Service fees, Advisor Shares — Note 3	—	—	—
Shareholder Service fees, Institutional Service Shares — Note 3	—	—	—
Legal fees	151,296	65,139	75,081
Transfer agent fees	116,600	99,591	101,819
Insurance	50,997	23,846	26,471
Custodian fees	44,113	24,499	19,030
Audit fees	39,376	36,873	37,263
Registration fees	38,586	32,933	35,056
Printing	28,473	28,640	20,511
Pricing fees	9,409	2,375	1,888
Offering Costs	—	—	—
Other	25,280	11,858	12,573
TOTAL EXPENSES	1,951,738	1,920,420	2,489,973
Expenses waived by Investment Advisor — Note 3	—	—	(421,239)
Reimbursement from Investment Advisor	—	—	—
NET EXPENSES	1,951,738	1,920,420	2,068,734
NET INVESTMENT INCOME (LOSS)	9,718,017	(218,187)	31,553

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	14,534,176	13,238,179	12,272,504
Net realized gain on futures	12,974,001	—	—
Net realized gain (loss) on foreign currency transactions	(1,058,174)	252	(1,438)
Net realized gain (loss) on investments, futures, and foreign currency transactions	26,450,003	13,238,431	12,271,066

Change in unrealized appreciation on investments	36,555,826	1,035,757	4,231,178
Change in unrealized depreciation on futures	(5,601,649)	—	—
Change in accrued foreign capital gains tax on appreciated securities	—	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	942,504	—	—
Net change in unrealized appreciation on investments, futures, forward foreign currency contracts and foreign currency translations	31,896,681	1,035,757	4,231,178
NET REALIZED AND UNREALIZED GAIN	58,346,684	14,274,188	16,502,244

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,064,701	$14,056,001	$16,533,797

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	International Alpha Fund	International Multi-Cap Value Fund	Global Quality Fund	Total Return Fixed Income Fund	Absolute Return EMD and Currency Fund*
INVESTMENT INCOME
Dividend income	$11,784,982	$1,648,113	$1,385,066	$2,212,451	$1,962	$1,690
Interest income	—	—	—	—	2,465,364	937,457
Foreign taxes withheld	(1,098,597)	(206,796)	(114,240)	(105,189)	—	(35,236)
TOTAL INCOME	10,686,385	1,441,317	1,270,826	2,107,262	2,467,326	903,911
EXPENSES
Investment Advisory fees — Note 3	4,468,464	509,489	274,652	377,947	231,447	356,756
Administrative fees — Note 3	390,990	52,124	28,566	60,128	81,006	34,685
Trustees fees and expenses — Note 6	27,181	10,808	9,419	12,968	12,560	7,638
Distribution fees, Advisor Shares — Note 3	284,089	8,217	15,908	—	7,091	7,976
Shareholder Service fees, Advisor Shares — Note 3	—	2,175	4,185	—	—	—
Shareholder Service fees, Institutional Service Shares — Note 3	—	—	—	4	—	—
Legal fees	131,946	49,158	44,034	66,436	70,429	44,739
Transfer agent fees	114,627	94,345	93,467	56,985	95,726	85,387
Insurance	35,278	15,840	13,128	15,998	19,280	10,512
Custodian fees	260,763	23,321	89,754	70,395	20,796	31,849
Audit fees	40,654	44,375	37,654	36,977	49,669	48,522
Registration fees	50,941	31,454	38,136	5,040	32,850	36,984
Printing	58,656	16,120	13,508	15,716	16,478	11,295
Pricing fees	17,696	9,877	104,114	56,337	57,591	6,666
Offering Costs	—	—	—	250	—	154,433
Other	27,451	11,055	27,252	19,768	10,433	9,212
TOTAL EXPENSES	5,908,736	878,358	793,777	794,949	705,356	846,654
Expenses waived by Investment Advisor — Note 3	(60,729)	(269,074)	(274,652)	(313,918)	(231,447)	(356,756)
Reimbursement from Investment Advisor	—	—	(176,885)	—	(96,327)	(25,705)
NET EXPENSES	5,848,007	609,284	342,240	481,031	377,582	464,193
NET INVESTMENT INCOME (LOSS)	4,838,378	832,033	928,586	1,626,231	2,089,744	439,718

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	(17,552,485)	(231,009)	313,302	215,601	3,705,538	(20,972)
Net realized gain on futures	—	—	2,190	130,602	385,494	—
Net realized gain (loss) on foreign currency transactions	(139,678)	(49,126)	11,176	(54,867)	(47,108)	(314,010)
Net realized gain (loss) on investments, futures, and foreign currency transactions	(17,692,163)	(280,135)	326,668	291,336	4,043,924	(334,982)

Change in unrealized appreciation on investments	38,823,078	2,585,426	3,633,833	5,338,241	1,145,283	920,262
Change in unrealized depreciation on futures	—	—	—	(12,114)	(323,091)	—
Change in accrued foreign capital gains tax on appreciated securities	(624,699)	(9,922)	1,711	(4,582)	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	3,020	(27,782)	16,485	46,576	(12,462)	(539,939)
Net change in unrealized appreciation on investments, futures, forward foreign currency contracts and foreign currency translations	38,201,399	2,547,722	3,652,029	5,368,121	809,730	380,323
NET REALIZED AND UNREALIZED GAIN	20,509,236	2,267,587	3,978,697	5,659,457	4,853,654	45,341

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,347,614	$3,099,620	$4,907,283	$7,285,688	$6,943,398	$485,059

* Fund commenced investment activities on December 15, 2011.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Year Ended October 31,

	North American Equity Fund		U.S. Opportunities Fund
	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$9,718,017	$7,890,888	$(218,187)	$(690,596)
Net realized gain (loss) on investments, futures and foreign currency transactions	26,450,003	40,452,951	13,238,431	16,564,700
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	31,896,681	(8,908,300)	1,035,757	(8,316,914)
Net increase (decrease) in net assets resulting from operations	68,064,701	39,435,539	14,056,001	7,557,190

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(7,774,987)	(6,799,964)	—	—
Advisor Shares	(1,980)	(2,261)	—	—
Net realized gains:
Investor Shares	—	—	(5,028,199)	—
Advisor Shares	—	—	(95,362)	—
Total dividends and distributions	(7,776,967)	(6,802,225)	(5,123,561)	—

Share Transactions:
Investor Shares:
Sales of shares	10,725,797	75,162,899	5,025,910	10,258,639
Reinvestment of distributions	6,630,602	5,772,543	4,843,033	—
Redemption of shares	(49,493,357)	(89,102,201)	(35,921,221)	(41,381,887)
Redemption fees - Note 5	—	—	628	973
Total increase (decrease) from Investor Share transactions	(32,136,958)	(8,166,759)	(26,051,650)	(31,122,275)
Advisor Shares:
Sales of shares	137,483	47,350	112,696	487,051
Reinvestment of distributions	1,980	2,261	93,518	—
Redemption of shares	(136,659)	(61,414)	(1,515,278)	(831,946)
Redemption fees - Note 5	—	—	—	—
Total increase (decrease) from Advisor Share transactions	2,804	(11,803)	(1,309,064)	(344,895)
Net increase (decrease) in net assets from share transactions	(32,134,154)	(8,178,562)	(27,360,714)	(31,467,170)
Total increase (decrease) in net assets	28,153,580	24,454,752	(18,428,274)	(23,909,980)
Net Assets
Beginning of year	513,757,385	489,302,633	152,672,599	176,582,579
End of year	$541,910,965	$513,757,385	$134,244,325	$152,672,599
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$7,783,641	$(6,562,686)	$(1)	$—

The accompanying notes are an integral part of the financial statements.

	U.S. Small and Mid Cap Opportunities Fund		Emerging Market Equity Fund
	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$31,553	$429,018	$4,838,378	$3,563,865
Net realized gain (loss) on investments, futures and foreign currency transactions	12,271,066	2,118,685	(17,692,163)	67,031
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	4,231,178	(2,799,251)	38,201,399	(29,808,716)
Net increase (decrease) in net assets resulting from operations	16,533,797	(251,548)	25,347,614	(26,177,820)

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(516,952)	—	(2,385,242)	(771,689)
Advisor Shares	—	—	(760,916)	(241,589)
Net realized gains:
Investor Shares	(2,772,904)	(2,600,911)	(1,371,661)	(446,768)
Advisor Shares	(93,681)	(231,110)	(557,952)	(242,237)
Total dividends and distributions	(3,383,537)	(2,832,021)	(5,075,771)	(1,702,283)

Share Transactions:
Investor Shares:
Sales of shares	36,444,577	191,062,391	234,409,044	142,886,662
Reinvestment of distributions	1,396,484	1,879,721	3,205,307	1,034,252
Redemption of shares	(148,435,077)	(91,994,172)	(48,600,940)	(42,068,431)
Redemption fees - Note 5	12,724	1,026	3,839	1,264
Total increase (decrease) from Investor Share transactions	(110,581,292)	100,948,966	189,017,250	101,853,747
Advisor Shares:
Sales of shares	440,212	2,391,383	79,747,963	51,007,570
Reinvestment of distributions	90,763	220,154	1,249,411	467,446
Redemption of shares	(1,929,746)	(6,036,011)	(29,636,643)	(35,867,056)
Redemption fees - Note 5	15	772	43,551	20,945
Total increase (decrease) from Advisor Share transactions	(1,398,756)	(3,423,702)	51,404,282	15,628,905
Net increase (decrease) in net assets from share transactions	(111,980,048)	97,525,264	240,421,532	117,482,652
Total increase (decrease) in net assets	(98,829,788)	94,441,695	260,693,375	89,602,549
Net Assets
Beginning of year	216,173,782	121,732,087	329,859,716	240,257,167
End of year	$117,343,994	$216,173,782	$590,553,091	$329,859,716
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$(9,753)	$405,662	$4,641,162	$3,089,857

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Year or Period Ended October 31,

	International Alpha Fund		International Multi-Cap Value Fund
	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$832,033	$682,428	$928,586	$492,619
Net realized gain (loss) on investments, futures and foreign currency transactions	(280,135)	5,013,766	326,668	586,850
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	2,547,722	(12,250,095)	3,652,029	(2,246,632)
Net increase (decrease) in net assets resulting from operations	3,099,620	(6,553,901)	4,907,283	(1,167,163)

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(502,503)	(1,070,345)	(429,032)	(358,944)
Advisor Shares	—	(564,691)	(180,214)	(69,630)
Institutional Shares	—	—	—	—
Institutional Service Shares	—	—	—	—
Net realized gains:
Investor Shares	—	—	—	—
Advisor Shares	—	—	—	—
Total dividends and distributions	(502,503)	(1,635,036)	(609,246)	(428,574)

Share Transactions:
Investor Shares:
Sales of shares	35,143,052	13,034,938	53,434,963	2,652,229
Reinvestment of distributions	247,423	495,645	77,042	31,043
Redemption of shares	(16,020,230)	(10,509,252)	(13,091,124)	(550,068)
Redemption of shares in-kind	—	—	—	—
Redemption fees - Note 5	27	6	453	—
Total increase (decrease) from Investor Share transactions	19,370,272	3,021,337	40,421,334	2,133,204
Advisor Shares:
Sales of shares	2,161,330	5,872,858	6,317,294	6,487,477
Reinvestment of distributions	—	520,745	133,224	32,922
Redemption of shares	(2,730,850)	(27,076,776)	(4,104,918)	(1,269,137)
Redemption fees - Note 5	151	1,212	8,661	6,544
Total increase (decrease) from Advisor Share transactions	(569,369)	(20,681,961)	2,354,261	5,257,806
Institutional Shares:
Sales of shares	—	—	—	—
Reinvestment of distributions	—	—	—	—
Redemption of shares	—	—	—	—
Redemption fees - Note 5	—	—	—	—
Total increase from Institutional Share transactions	—	—	—	—
Institutional Service Shares:
Sales of shares	—	—	—	—
Total increase from Institutional Service Share transactions	—	—	—	—
Net increase (decrease) in net assets from share transactions	18,800,903	(17,660,624)	42,775,595	7,391,010
Total increase (decrease) in net assets	21,398,020	(25,849,561)	47,073,632	5,795,273
Net Assets
Beginning of year or period	48,449,873	74,299,434	19,012,060	13,216,787
End of year or period	$69,847,893	$48,449,873	$66,085,692	$19,012,060
Undistributed (distributions in excess of) net investment income	$747,113	$466,709	$885,539	$498,614

The accompanying notes are an integral part of the financial statements.

	Global Quality Fund		Total Return Fixed Income Fund		Absolute Return EMD and Currency Fund
	2012	2011(a)	2012	2011	2012(b)
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$1,626,231	$1,021,745	$2,089,744	$2,939,710	$439,718
Net realized gain (loss) on investments, futures and foreign currency transactions	291,336	(847,877)	4,043,924	2,039,062 †	(334,982)
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	5,368,121	(1,155,790)	809,730	(1,388,100)	380,323
Net increase (decrease) in net assets resulting from operations	7,285,688	(981,922)	6,943,398	3,590,672	485,059

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	—	—	(2,311,379)	(3,068,016)	—
Advisor Shares	—	—	(65,193)	(81,495)	—
Institutional Shares	(2,485,891)	(57,642)	—	—	—
Institutional Service Shares	—	—	—	—	—
Net realized gains:
Investor Shares	—	—	(961,116)	(3,551,562)	—
Advisor Shares	—	—	(23,702)	(109,017)	—
Total dividends and distributions	(2,485,891)	(57,642)	(3,361,390)	(6,810,090)	—

Share Transactions:
Investor Shares:
Sales of shares	—	—	22,122,047	39,023,730	85,193,365
Reinvestment of distributions	—	—	2,785,987	5,723,308	—
Redemption of shares	—	—	(20,594,364)	(17,135,071)	(14,061,615)
Redemption of shares in-kind	—	—	—	(63,327,140)	—
Redemption fees - Note 5	—	—	—	—	—
Total increase (decrease) from Investor Share transactions	—	—	4,313,670	(35,715,173)	71,131,750
Advisor Shares:
Sales of shares	—	—	2,792,503	1,078,832	7,990,741
Reinvestment of distributions	—	—	70,098	164,998	—
Redemption of shares	—	—	(1,160,600)	(2,732,306)	(991,816)
Redemption fees - Note 5	—	—	—	—	—
Total increase (decrease) from Advisor Share transactions	—	—	1,702,001	(1,488,476)	6,998,925
Institutional Shares:
Sales of shares	26,377,233	70,851,958	—	—	—
Reinvestment of distributions	1,675,032	55,906	—	—	—
Redemption of shares	(21,159,411)	(3,239,888)	—	—	—
Redemption fees - Note 5	270	6,187	—	—	—
Total increase from Institutional Share transactions	6,893,124	67,674,163	—	—	—
Institutional Service Shares:
Sales of shares	50,000	—	—	—	—
Total increase from Institutional Service Share transactions	50,000	—	—	—	—
Net increase (decrease) in net assets from share transactions	6,943,124	67,674,163	6,015,671	(37,203,649)	78,130,675
Total increase (decrease) in net assets	11,742,921	66,634,599	9,597,679	(40,423,067)	78,615,734
Net Assets
Beginning of year or period	66,634,599	—	86,556,747	126,979,814	—
End of year or period	$78,377,520	$66,634,599	$96,154,426	$86,556,747	$78,615,734
Undistributed (distributions in excess of) net investment income	$312,216	$1,156,269	$(118,800)	$(49,040)	$125,708

(a)	Fund commenced investment activities on November 9, 2010.
(b)	Fund commenced investment activities on December 15, 2011.

† Includes realized gains or losses from in-kind transactions (see Note 7 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Years or Period Ended October 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
North American Equity Fund
Investor Shares
2012	$9.76	$0.18		$1.13		$1.31	$(0.15)	$—	$(0.15)
2011	9.20	0.18		0.53		0.71	(0.15)	—	(0.15)
2010	8.09	0.13		1.13		1.26	(0.15)	—	(0.15)
2009	7.58	0.18		0.57		0.75	(0.24)	—	(0.24)
2008	13.52	0.22		(4.37)		(4.15)	(0.28)	(1.51)	(1.79)
Advisor Shares
2012	$9.73	$0.15		$1.12		$1.25	$(0.11)	$—	$(0.11)
2011	9.17	0.17		0.51		0.68	(0.12)	—	(0.12)
2010	8.07	0.11		1.11		1.22	(0.12)	—	(0.12)
2009	7.55	0.16		0.57		0.73	(0.21)	—	(0.21)
2008	13.48	0.22		(4.40)		(4.18)	(0.24)	(1.51)	(1.75)
U.S. Opportunities Fund
Investor Shares
2012	$22.77	$(0.03	)(1)	$2.24	†	$2.21	$—	$(0.78)	$(0.78)
2011	21.94	(0.09	)(1)	0.92	†	0.83	—	—	—
2010	18.15	(0.11	)(1)	3.90	†	3.79	—	—	—
2009	15.79	(0.07	)(1)	2.43	†	2.36	—	—	—
2008	25.40	(0.06	)(1)	(7.22	)†	(7.28)	(0.03)	(2.30)	(2.33)
Advisor Shares
2012	$22.49	$(0.08	)(1)	$2.21		$2.13	$—	$(0.78)	$(0.78)
2011	21.73	(0.15	)(1)	0.91		0.76	—	—	—
2010	18.01	(0.15	)(1)	3.87		3.72	—	—	—
2009	15.71	(0.11	)(1)	2.41		2.30	—	—	—
2008	25.32	(0.11	)(1)	(7.20)		(7.31)	—	(2.30)	(2.30)
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2012	$11.56	$—	(1) (b)	$0.96	†	$0.96	$(0.03)	$(0.16)	$(0.19)
2011	11.23	0.03	(1)	0.56	†	0.59	—	(0.26)	(0.26)
2010	9.37	(0.01	)(1)	1.87	†	1.86	—	—	—
2009	7.96	—	(1) (b)	1.41	†	1.41	—	—	—
2008	12.56	(0.04	)(1)	(3.81	)†	(3.85)	—	(0.75)	(0.75)
Advisor Shares
2012	$11.40	$(0.03	)(1)	$0.94	†	$0.91	$—	$(0.16)	$(0.16)
2011	11.11	—	(1) (b)	0.55	†	0.55	—	(0.26)	(0.26)
2010	9.29	(0.04	)(1)	1.86	†	1.82	—	—	—
2009	7.91	(0.04	)(1)	1.42	†	1.38	—	—	—
2008	12.53	(0.06	)(1)	(3.81	)†	(3.87)	—	(0.75)	(0.75)
Emerging Market Equity Fund
Investor Shares
2012	$12.29	$0.15	(1)	$0.66	†	$0.81	$(0.12)	$(0.07)	$(0.19)
2011	13.42	0.18	(1)	(1.21	)†	(1.03)	(0.06)	(0.04)	(0.10)
2010	11.34	0.10	(1)	2.04	†	2.14	(0.06)	—	(0.06)
2009	6.99	0.12	(1)	4.24	††	4.36	(0.01)	—	(0.01)
2008	17.91	0.11		(8.94)		(8.83)	(0.14)	(1.95)	(2.09)
Advisor Shares
2012	$12.23	$0.10	(1)	$0.69	†	$0.79	$(0.10)	$(0.07)	$(0.17)
2011	13.36	0.14	(1)	(1.19	)†	(1.05)	(0.04)	(0.04)	(0.08)
2010	11.32	0.08	(1)	2.02	†	2.10	(0.06)	—	(0.06)
2009	6.97	0.05	(1)	4.30	†††	4.35	—	—	—
2008	17.86	0.08		(8.91)		(8.83)	(0.11)	(1.95)	(2.06)

†	Includes redemption fees. Amount was less than $0.01 per share.
††	Includes redemption fees of $0.01 per share.
†††	Includes redemption fees of $0.02 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers and Reimbursements)	Portfolio Turnover Rate
North American Equity Fund
Investor Shares
2012	$10.92	13.59%	$541,720	0.36%	0.36%	1.81%	37%
2011	9.76	7.70	513,589	0.37	0.37	1.63	72
2010	9.20	15.68	489,133	0.39	0.39	1.76	88
2009	8.09	10.59	375,315	0.43	0.43	2.09	85
2008	7.58	(34.81)	486,931	0.35	0.35	1.94	131
Advisor Shares
2012	$10.87	13.04%	$191	0.71%	0.71%	1.46%	37%
2011	9.73	7.43	169	0.72	0.72	1.27	72
2010	9.17	15.27	170	0.74	0.74	1.41	88
2009	8.07	10.28	116	0.78	0.78	1.69	85
2008	7.55	(35.08)	102	0.70	0.70	1.57	131
U.S. Opportunities Fund
Investor Shares
2012	$24.20	10.00%	$132,715	1.32%	1.32%	(0.11)%	69%
2011	22.77	3.78	149,941	1.29	1.29	(0.39)	91
2010	21.94	20.88	173,625	1.33	1.33	(0.52)	57
2009	18.15	14.95	162,694	1.40	1.40	(0.45)	64
2008	15.79	(31.08)	178,772	1.25	1.25	(0.29)	74
Advisor Shares
2012	$23.84	9.76%	$1,530	1.57%	1.57%	(0.35)%	69%
2011	22.49	3.50	2,732	1.54	1.54	(0.65)	91
2010	21.73	20.66	2,957	1.58	1.58	(0.77)	57
2009	18.01	14.64	2,800	1.65	1.65	(0.71)	64
2008	15.71	(31.28)	3,337	1.50	1.50	(0.54)	74
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2012	$12.33	8.41%	$111,332	1.05%	1.27%	0.02%	76%
2011	11.56	5.21	209,199	1.05	1.25	0.21	100
2010	11.23	19.85	111,939	1.05	1.52	(0.13)	122
2009	9.37	17.71	36,103	1.05	2.32	(0.04)	75
2008	7.96	(32.31)	11,999	1.37	2.74	(0.38)	92
Advisor Shares
2012	$12.15	8.07%	$6,012	1.30%	1.53%	(0.24)%	76%
2011	11.40	4.90	6,974	1.30	1.52	0.00	100
2010	11.11	19.59	9,793	1.30	1.77	(0.38)	122
2009	9.29	17.45	3,584	1.30	2.33	(0.40)	75
2008	7.91	(32.56)	230	1.64	3.01	(0.55)	92
Emerging Market Equity Fund
Investor Shares
2012	$12.91	6.77%	$437,270	1.25%	1.26%	1.18%	47%
2011	12.29	(7.73)	234,258	1.25	1.34	1.34	69
2010	13.42	18.97	152,681	1.25	1.53	0.82	75
2009	11.34	62.38	33,479	1.25	2.61	1.34	91
2008	6.99	(55.18)	16,312	1.72	2.51	0.53	123
Advisor Shares
2012	$12.85	6.57%	$153,283	1.50%	1.51%	0.81%	47%
2011	12.23	(7.95)	95,602	1.50	1.59	1.05	69
2010	13.36	18.60	87,577	1.50	1.81	0.64	75
2009	11.32	62.41	14,021	1.50	2.47	0.55	91
2008	6.97	(55.25)	1,061	1.98	2.73	0.20	123

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Years or Period Ended October 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
International Alpha Fund
Investor Shares
2012	$9.36	$0.13	(1)	$0.48	†	$0.61	$(0.10)	$—	$(0.10)
2011	10.51	0.10	(1)	(1.01	)†	(0.91)	(0.24)	—	(0.24)
2010	9.00	0.08	(1)	1.60	†	1.68	(0.17)	—	(0.17)
2009	6.73	0.13	(1)	2.21	†	2.34	(0.07)	—	(0.07)
2008	13.44	0.14	(1)	(6.61	)†	(6.47)	(0.24)	—	(0.24)
Advisor Shares
2012	$9.34	$0.09	(1)	$0.50	†	$0.59	$—	$—	$—
2011	10.47	0.10	(1)	(1.02	)†	(0.92)	(0.21)	—	(0.21)
2010	8.97	0.06	(1)	1.59	†	1.65	(0.15)	—	(0.15)
2009	6.71	0.11	(1)	2.20	†	2.31	(0.05)	—	(0.05)
2008	13.40	0.11	(1)	(6.59	)†	(6.48)	(0.21)	—	(0.21)
International Multi-Cap Value Fund
Investor Shares
2012	$8.34	$0.24	(1)	$0.30	†	$0.54	$(0.29)	$—	$(0.29)
2011	8.95	0.28	(1)	(0.60)		(0.32)	(0.29)	—	(0.29)
2010	7.91	0.26	(1)	1.05		1.31	(0.27)	—	(0.27)
2009	5.61	0.20	(1)	2.37		2.57	(0.27)	—	(0.27)
2008	13.65	0.37	(1)	(6.34	)†	(5.97)	(0.59)	(1.48)	(2.07)
Advisor Shares
2012	$8.33	$0.22	(1)	$0.30	†	$0.52	$(0.27)	$—	$(0.27)
2011	8.94	0.24	(1)	(0.58	)†	(0.34)	(0.27)	—	(0.27)
2010	7.91	0.24	(1)	1.04	†	1.28	(0.25)	—	(0.25)
2009	5.59	0.19	(1)	2.38	††	2.57	(0.25)	—	(0.25)
2008	13.62	0.34	(1)	(6.33	)†	(5.99)	(0.56)	(1.48)	(2.04)
Global Quality Fund
Institutional Shares
2012(e)	$10.07	$0.24	(1)	$0.75	†	$0.99	$(0.36)	$—	$(0.36)
2011(b)(f)	10.00	0.24	(1)	(0.15	)†	0.09	(0.02)	—	(0.02)
Institutional Service Shares
2012(c)	$10.74	$0.01	(1)	$(0.05)		$(0.04)	$—	$—	$—
Total Return Fixed Income Fund
Investor Shares
2012	$10.33	$0.26		$0.53		$0.79	$(0.27)	$(0.12)	$(0.39)
2011	10.50	0.32		0.13		0.45	(0.32)	(0.30)	(0.62)
2010	10.33	0.40		0.51		0.91	(0.40)	(0.34)	(0.74)
2009	9.57	0.37		1.01		1.38	(0.38)	(0.24)	(0.62)
2008	9.79	0.41		(0.22)		0.19	(0.40)	(0.01)	(0.41)
Advisor Shares
2012	$10.34	$0.24		$0.52		$0.76	$(0.24)	$(0.12)	$(0.36)
2011	10.51	0.29		0.13		0.42	(0.29)	(0.30)	(0.59)
2010	10.34	0.37		0.51		0.88	(0.37)	(0.34)	(0.71)
2009	9.57	0.35		1.02		1.37	(0.36)	(0.24)	(0.60)
2008	9.79	0.39		(0.22)		0.17	(0.38)	(0.01)	(0.39)
Absolute Return EMD and Currency Fund
Investor Shares
2012(d)	$10.00	$0.10	(1)	$(0.07)		$0.03	$—	$—	$—
Advisor Shares
2012(d)	$10.00	$0.08	(1)	$(0.07)		$0.01	$—	$—	$—

(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on November 9, 2010. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(c)	Commenced operations on September 28, 2012. All ratios for the period have been annualized, except for the Total Return.
(d)	Commenced operations on December 15, 2011. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(e)	Per share amounts have been adjusted for a 10 for 1 share split on September 27, 2012. (See Note 14)
(f)	Per share amounts have bee restated for a 10 for 1 share split on September 27, 2012 (See Note 14)
†	Includes redemption fees. Amount was less than $0.01 per share.
††	Includes redemption fees of $0.01 per share.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers and Reimbursements)	Portfolio Turnover Rate
International Alpha Fund
Investor Shares
2012	$9.87	6.67%	$65,921	1.01%	1.46%	1.42%	63%
2011	9.36	(8.87)	44,038	1.15	1.49	0.97	96
2010	10.51	18.90	46,392	1.15	1.63	0.82	101
2009	9.00	35.28	15,878	1.15	1.75	1.82	109
2008	6.73	(48.95)	15,876	1.25	1.61	1.26	88
Advisor Shares
2012	$9.93	6.32%	$3,927	1.32%	1.78%	1.00%	63%
2011	9.34	(8.97)	4,411	1.40	1.72	0.91	96
2010	10.47	18.61	27,908	1.40	1.89	0.69	101
2009	8.97	34.84	39,418	1.40	1.99	1.49	109
2008	6.71	(49.04)	15,430	1.50	1.86	1.04	88
International Multi-Cap Value Fund
Investor Shares
2012	$8.59	6.84%	$56,727	0.98%	2.31%	2.87%	66%
2011	8.34	(3.72)	12,245	1.15	3.60	3.14	91
2010	8.95	16.96	11,049	1.15	4.56	3.20	90
2009	7.91	48.45	9,230	1.15	5.49	3.23	140
2008	5.61	(50.61)	7,274	1.25	3.65	3.92	50
Advisor Shares
2012	$8.58	6.63%	$9,358	1.32%	2.95%	2.75%	66%
2011	8.33	(3.90)	6,767	1.40	3.89	2.73	91
2010	8.94	16.64	2,168	1.40	4.83	2.94	90
2009	7.91	48.42	1,342	1.40	5.71	3.01	140
2008	5.59	(50.78)	771	1.50	3.89	3.58	50
Global Quality Fund
Institutional Shares
2012(e)	$10.70	10.00%	$78,328	0.70%	1.16%	2.37%	94%
2011(b)(f)	10.07	0.93	66,635	0.70	1.40	2.35	90
Institutional Service Shares
2012(c)	$10.70	(0.37)%	$50	0.80%	1.78%	0.77%	94%
Total Return Fixed Income Fund
Investor Shares
2012	$10.73	7.79%	$91,809	0.40%	0.75%	2.27%	524%
2011	10.33	4.60	84,038	0.40	0.68	2.96	473
2010	10.50	9.09	122,861	0.40	0.61	3.69	452
2009	10.33	14.79	158,900	0.40	0.72	3.68	590
2008	9.57	1.93	72,310	0.40	0.70	4.03	555
Advisor Shares
2012	$10.74	7.52%	$4,346	0.65%	1.03%	2.00%	524%
2011	10.34	4.34	2,519	0.65	0.94	2.71	473
2010	10.51	8.82	4,118	0.65	0.87	3.47	452
2009	10.34	14.61	6,952	0.65	0.98	3.39	590
2008	9.57	1.67	996	0.65	0.95	3.78	555
Absolute Return EMD and Currency Fund
Investor Shares
2012(d)	$10.03	0.30%	$71,561	1.15%	1.72%	1.12%	62%
Advisor Shares
2012(d)	$10.01	0.10%	$7,055	1.40%	2.00%	0.92%	62%

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Notes to Financial Statements

October 31, 2012

NOTE 1 — ORGANIZATION

Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which are divided into three separate diversified series: Schroder North American Equity Fund, Schroder Global Value Fund and Schroder Global Quality Fund (collectively, the “SGST Funds”).

Schroder Capital Funds (Delaware) (“SCFD”) is an open-end series management investment company registered under the Investment Company Act. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate diversified series: Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (collectively, the “SCFD Funds”). On April 18, 2007, Schroder U.S. Opportunities Fund closed to new investors.

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into five separate series, four of which are diversified: Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund and Schroder Total Return Fixed Income Fund (collectively, the “SST Funds,” and together with the SCFD Funds and the SGST Funds, the “Funds”), and one of which is non-diversified: Schroder Absolute Return EMD and Currency Fund.  On April 1, 2011, Schroder U.S. Small and Mid Cap Opportunities Fund closed to new investors, but was reopened fully for investment on May 1, 2012.

As of the date of these financial statements, Schroder Global Value Fund has not yet commenced operations.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:

VALUATION OF INVESTMENTS: Each Fund calculates the net asset value of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. Each Fund values its shares as of the close of trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices (“mid-market price”). Securities traded in over-the-counter markets are valued at the most recent reported mid-market price.  Options on indices are valued at the closing mid-market price. Investments in registered investment companies are priced at each Fund’s daily net asset value. Prices used for valuations generally are provided by independent pricing services. Generally, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Such valuations may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Below investment grade and emerging markets debt instruments (“high yield debt”) will ordinarily be valued at prices supplied by a Fund’s pricing service based on factors such as dealer quotations, benchmark yields, reported trades and observations of equity and credit default swap curves related to the issues. Convertible securities will ordinarily be valued at prices supplied by a Fund’s pricing service based on a variety of inputs including benchmark yields, reported trades, broker / dealer quotes, exchange prices for the underlying equity positions, yield to maturity for bonds and sensitivity analyses for the equity to bond relationships. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation that approximates market value, pursuant to procedures adopted by the Funds’ Board of Trustees (“Trustees”). Other securities and assets for which market quotations are not readily available are valued in

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2012

accordance with Fair Value Procedures established by the Funds’ Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last trade and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Quality Fund use a third-party fair valuation vendor, which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor. A security whose value is adjusted in this manner will be classified as a Level 2 security in the fair value hierarchy.

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•                     Level 1 — quoted prices in active markets for identical securities

•                     Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                     Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

For the purpose of this Fair Value Measurement summary, instruments that have been fair valued by a third-party vendor as discussed above for Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Quality Fund, are considered Level 2 instruments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended October 31, 2012, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

In May 2011, the Financial Accounting Standard Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2012

inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The adoption of ASU No. 2011-04 did not materially affect the Funds’ financial condition or results of operations.

FEDERAL INCOME TAXES: It is the intention of the Funds for each Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the period ended October 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any tax-related interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income and expense is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds, except Schroder Total Return Fixed Income Fund, which declares dividends to shareholders from net investment income daily and distributes these dividends monthly and for which distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

OFFERING COSTS: During the period ended October 31, 2011, the Schroder Global Quality Fund incurred offering costs of $68,218 and as of October 31, 2012, the Fund has fully amortized its offering costs.  During the period ended October 31, 2012, the Schroder Absolute Return EMD and Currency Fund commenced operations and incurred offering costs of $154,433. Schroder Investment Management North America, Inc. (“SIMNA”) absorbed $154,433 of the offering costs for Schroder Absolute Return EMD and Currency Fund. The amortized portion of the offering costs and the amount absorbed by SIMNA are included in “Offering Costs” and “Reimbursement from Investment Advisor” on the Statement of Operations.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2012

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Certain Funds may also seek to gain currency exposure or otherwise attempt to increase a Fund’s total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Certain Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

CONVERTIBLE SECURITIES:  Certain Funds may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts are generally utilized in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund’s total return. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

OPTION TRANSACTIONS: Certain Funds may purchase and write call and put options on securities and securities indices, provided such options are traded on a national securities exchange or an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. When any of the Funds writes or purchases a covered call or put option, an amount equal to the premium received is included in that Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When any of the Funds purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2012

options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

EQUITY-LINKED AND INDEX-LINKED WARRANTS: Certain Funds may invest in equity-linked and index-linked warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult or costly. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for either equity-linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

MORTGAGE DOLLAR ROLLS: Schroder Total Return Fixed Income Fund enters into mortgage dollar rolls (principally using TBAs) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities in a subsequent month at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls under the purchases and sales method and may receive compensation as consideration for entering into the commitment to repurchase. Mortgage dollar rolls have the effect of creating investment leverage. The market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. The counterparty receives all principal and interest payments, including repayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with SIMNA. Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the Investor Shares, Advisor Shares, Institutional Shares and Institutional Service Shares of certain Funds, SIMNA has contractually agreed to pay or reimburse the applicable Fund for expenses through February 28, 2013, except for the Schroder Global Quality Fund with which SIMNA has contractually agreed to pay or reimburse the Fund for expenses through February 28, 2014, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

		Expense Limitation
	Management fee	Investor Shares	Advisor Shares	Institutional Shares	Institutional Service Shares
Schroder North American Equity Fund	0.25%	N/A	N/A	N/A	N/A
Schroder U.S. Opportunities Fund	1.00%	1.70%	1.95%	N/A	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund	1.00%	1.05%	1.30%	N/A	N/A
Schroder Emerging Market Equity Fund	1.00%	1.25%	1.50%	N/A	N/A
Schroder International Alpha Fund	0.80%*	0.95%**	1.30%**	N/A	N/A
Schroder International Multi-Cap Value Fund	0.80%*	0.95%**	1.30%**	N/A	N/A
Schroder Global Quality Fund	0.55%	N/A	N/A	0.70%	0.80%
Schroder Total Return Fixed Income Fund	0.25%	0.40%	0.65%	N/A	N/A
Schroder Absolute Return EMD and Currency Fund	0.90%	1.15%	1.40%	N/A	N/A

*	Prior to March 21, 2012, the management fee was 0.975% and 1.00% for the Schroder International Alpha Fund and the Schroder International Multi-Cap Value Fund, respectively.
**	Prior to March 1, 2012, the expense limitation was 1.15% for the Investor Shares and 1.40% for Advisor Shares for the Schroder International Alpha Fund and the Schroder International Multi-Cap Fund.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2012

SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Global Quality Fund and Schroder Absolute Return EMD and Currency Fund. Effective June 30, 2012, SIMNA pays SIMNA Ltd. the following percentage of the investment advisory fees it receives from Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Global Quality Fund and Schroder Absolute Return EMD and Currency Fund, after waivers, as set forth below.

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder North American Equity Fund	53%
Schroder Emerging Market Equity Fund	41%
Schroder International Alpha Fund	51%
Schroder International Multi-Cap Value Fund	51%
Schroder Global Quality Fund	53%
Schroder Absolute Return EMD and Currency Fund	51%

Prior to June 30, 2012, SIMNA paid SIMNA Ltd. 50% of the investment advisory fees it received from these Funds, after waivers.

The administrator of SGST is Schroder Fund Advisors LLC (“Schroder Advisors”), a wholly-owned subsidiary of SIMNA. Schroder Advisors receives no compensation for its services for Schroder North American Equity Fund and Schroder Global Quality Fund. SIMNA provides certain administration services to Schroder International Alpha Fund and Schroder U.S. Opportunities Fund. SIMNA’s compensation for these services is included in Schroder U.S. Opportunities Fund’s and Schroder International Alpha Fund’s advisory fees.

Effective November 1, 2010, under (i) amended sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the SCFD Funds and the SGST Funds, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds, pay fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Funds, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $2 billion of such assets; 0.0700% on the next $1 billion of such assets; 0.0600% on the next $2 billion of such assets; and 0.0500% on assets in excess of $5 billion. Each Fund pays its pro rata portion of such fees.

Effective January 29, 2005, as amended November 1, 2010, Schroder North American Equity Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Schroder North American Equity Fund’s average daily net assets up to $1 billion and 0.005% of Schroder North American Equity Fund’s average daily net assets over $1 billion.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rates of up to 0.25% of the average daily net assets attributable to their Advisor Shares to compensate Schroder Advisors for distribution services and certain shareholder services with respect to the Funds’ Advisor Shares, except for Schroder North American Equity Fund, which may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Advisor Shares.

Schroder Advisors, the Funds’ distributor, SIMNA, or any of their affiliates, may, from time to time, make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources. Each Fund, with respect to its Advisor Shares, may reimburse Schroder Advisors, SIMNA, or their affiliates for a portion of those payments related to sub-administration, sub-transfer agency, or other shareholder services; the amount of that reimbursement is limited to 0.10% of a Fund’s Advisor Shares’ average daily net assets. This reimbursement is in addition to payments made under such Funds’ 12b-1 plans. Schroder Global Quality Fund has adopted a Shareholder Service Plan with respect to its Institutional Service Shares, pursuant to which the Fund pays SIMNA, Schroder Advisors, or such other entity as shall from time to time act as the shareholder servicer of Institutional Service Shares a service fee at an annual rate of up to 0.10% of the average daily net assets attributable to its Institutional Service Shares.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2012

NOTE 4 — DERIVATIVE CONTRACTS

Derivative instruments and hedging activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The year-end fair values on the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses as disclosed on the Statements of Operations are generally indicative of the volume of the Fund’s derivative activity for the year.

The period-end fair values on the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses as disclosed on the Statements of Operations are generally indicative of the volume of the Fund’s derivative activity for the period.

The fair value of derivative instruments as of October 31, 2012, was as follows:

	Statement of Assets	Asset	Liability
Fund	and Liabilities Location	Derivatives	Derivatives

Schroder North American Equity Fund
Equity contracts	Net unrealized depreciation on futures
Futures Contracts		$—	$(1,181,298)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts
Forward Contracts		313,021	—
		$313,021	$(1,181,298)

Schroder International Multi-Cap Value Fund
Foreign exchange contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts
Forward Contracts		$18,289	$(10,184)

Schroder Global Quality Fund
Equity contracts	Net unrealized depreciation on futures
Futures Contracts		$—	$(12,114)
Foreign exchange contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts
Forward Contracts		12,133	(4,216)
		$12,133	$(16,330)

Schroder Total Return Fixed Income Fund
Interest rate contracts	Net unrealized depreciation on futures
Futures Contracts		$30,749	$(179,907)
Foreign exhange contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts
Forward Contracts		—	(12,827)
		$30,749	$(192,734)

Schroder Absolute Return EMD and Currency Fund
Foreign exchange contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts
Forward Contracts		$240,817	$(789,063)

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2012

The effect of derivative instruments on the Statement of Operations for the year or period ended October 31, 2012, was as follows:

The amount of realized and unrealized gain (loss) on derivatives:

Fund	Realized Gain/(Loss)*	Change in Unrealized Appreciation (Depreciation)	Total

Schroder North American Equity Fund
Equity contracts
Futures Contracts	$12,974,001	$(5,601,649)	$7,372,352
Foreign exchange contracts
Forward Contracts	(1,067,488)	942,648	(124,840)
	$11,906,513	$(4,659,001)	$7,247,512

Schroder Emerging Market Equity Fund
Equity contracts
Equity-linked warrants	$(159,867)	$41,147	$(118,720)

Schroder International Multi-Cap Value Fund
Equity contracts
Futures Contracts	$2,190	$—	$2,190
Foreign exchange contracts
Forward Contracts	(5,072)	18,046	12,974
	$(2,882)	$18,046	$15,164

Schroder Global Quality Fund
Equity contracts
Futures Contracts	$130,602	$(12,114)	$118,488
Foreign exchange contracts
Forward Contracts	(47,268)	44,239	(3,029)
	$83,334	$32,125	$115,459

Schroder Total Return Fixed Income Fund
Interest rate contracts
Futures Contracts	$385,494	$(323,091)	$62,403
Options	(14,020)	—	(14,020)
Foreign exchange contracts
Forward Contracts	(28,529)	(12,827)	(41,356)
	$342,945	$(335,918)	$7,027

Schroder Absolute Return EMD and Currency Fund
Foreign exchange contracts
Forward Contracts	$827,985	$(548,246)	$279,739

*                 Futures contracts are included in realized gain on futures, forward contracts are included in net realized gain (loss) on foreign currency transactions and equity-linked warrants and options are included in net realized gain (loss) on investments sold.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2012

NOTE 5 — REDEMPTION FEES

Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, and Schroder Global Quality Fund generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statements of Assets and Liabilities. The redemption fees retained for the year ended October 31, 2012 were as follows:

Schroder U.S. Opportunities Fund	$628
Schroder U.S. Small and Mid Cap Opportunities Fund	12,739
Schroder Emerging Market Equity Fund	47,390
Schroder International Alpha Fund	178
Schroder International Multi-Cap Value Fund	9,114
Schroder Global Quality Fund	270

NOTE 6 — TRANSACTIONS WITH AFFILIATES

The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors.  Officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the year ended October 31, 2012 were as follows:

	Purchases	Sales and Maturities
Schroder North American Equity Fund	$188,661,454	$180,437,962
Schroder U.S. Opportunities Fund	91,192,074	122,616,285
Schroder U.S. Small and Mid Cap Opportunities Fund	132,981,745	233,309,228
Schroder Emerging Market Equity Fund	433,920,783	203,831,039
Schroder International Alpha Fund	54,879,810	36,382,524
Schroder International Multi-Cap Value Fund	63,321,874	21,503,374
Schroder Global Quality Fund	69,115,773	63,117,731
Schroder Total Return Fixed Income Fund	78,514,222	75,155,224
Schroder Absolute Return EMD and Currency Fund	37,733,544	10,092,009

Purchases and proceeds from sales and maturities of U.S. Government securities for the year ended October 31, 2012 were as follows:

	Purchases	Sales and Maturities
Schroder Total Return Fixed Income Fund	$416,041,811	$409,044,212

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2012

Both redemptions and subscriptions in-kind reflect the valuation of the underlying securities in accordance with the Funds’ valuation policy. The asset price used to effect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the year ended October 31, 2011, Schroder Total Return Fixed Income Fund realized gains from in-kind redemptions of $963,090.

NOTE 8 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from paydown gains and losses, distributions in excess, investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership investments, net operating losses, foreign currency transactions and utilization of equalization distribution on redemption. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2012, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)	Increase (Decrease) Capital Paid-in
Schroder North American Equity Fund	$(720,095)	$722,087	$(1,992)
Schroder U.S. Opportunities Fund	218,186	(2,592,149)	2,373,963
Schroder U.S. Small and Mid Cap Opportunities Fund	69,984	(5,311,766)	5,241,782
Schroder Emerging Market Equity Fund	(140,915)	140,915	—
Schroder International Alpha Fund	(49,126)	49,126	—
Schroder International Multi-Cap Value Fund	67,585	(67,585)	—
Schroder Global Quality Fund	15,607	(15,178)	(429)
Schroder Total Return Fixed Income Fund	217,068	(217,068)	—
Schroder Absolute Return EMD and Currency Fund	(314,010)	314,010	—

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2012

The tax character of dividends and distributions declared during the years or periods ended October 31, 2012 and October 31, 2011, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Schroder North American Equity Fund
2012	$7,776,967	$—	$7,776,967
2011	6,802,225	—	6,802,225
Schroder U.S. Opportunities Fund
2012	—	5,123,561	5,123,561
Schroder U.S. Small and Mid Cap Opportunities Fund
2012	516,952	2,866,585	3,383,537
2011	—	2,832,021	2,832,021
Schroder Emerging Market Equity Fund
2012	3,146,158	1,929,613	5,075,771
2011	1,702,283	—	1,702,283
Schroder International Alpha Fund
2012	502,503	—	502,503
2011	1,635,036	—	1,635,036
Schroder International Multi-Cap Value Fund
2012	609,246	—	609,246
2011	428,574	—	428,574
Schroder Global Quality Fund
2012	2,485,891	—	2,485,891
2011	57,642	—	57,642
Schroder Total Return Fixed Income Fund
2012	3,361,390	—	3,361,390
2011	6,087,969	722,121	6,810,090

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder North American Equity Fund	$8,124,536	$—	$(40,855,102)	$54,280,672	$(313,025)	$21,237,081
Schroder U.S. Opportunities Fund	143,556	10,222,278	—	20,893,457	12	31,259,303
Schroder U.S. Small and Mid Cap Opportunities Fund	1,630,780	4,761,568	—	13,293,561	(9,756)	19,676,153
Schroder Emerging Market Equity Fund	5,124,400	—	(15,047,117)	29,989,154	(12,295)	20,054,142
Schroder International Alpha Fund	749,109	—	(9,377,767)	2,365,451	(1,999)	(6,265,206)
Schroder International Multi-Cap Value Fund	1,124,089	—	(2,023,570)	1,897,227	(33,969)	963,777
Schroder Global Quality Fund	361,135	—	(324,764)	3,741,325	(17,034)	3,760,662
Schroder Total Return Fixed Income Fund	2,887,428	645,337	—	3,216,546	(215,555)	6,533,756
Schroder Absolute Return EMD and Currency Fund	750,730	—	(20,972)	380,322	(625,021)	485,059

Each Fund may use its tax basis capital loss carryforwards listed above to offset taxable capital gains realized in subsequent years for federal income tax purposes, subject in some cases to certain limitations. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010, the date of enactment of the Regulated Investment Company Modernization Act of 2010 (“pre-RlC Mod losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-RIC Mod losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must use any post-RlC Mod losses, which will not expire, before it uses any pre-RIC Mod losses. This increases the likelihood that pre-RlC Mod losses will expire unused at the conclusion of the eight-year carryforward period. The Funds listed below have the following pre-RIC Mod losses, which expire on the following dates, except that

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2012

the carryforwards of Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund may be subject to annual limitations:

	October 31,
	2017	2019

Schroder North American Equity Fund	$40,855,102	$—
Schroder International Alpha Fund	8,934,666	—
Schroder International Multi-Cap Value Fund	2,023,570	—
Schroder Global Quality Fund	—	324,764

The Funds listed below have the following post-RIC Mod losses, which do not expire:

	Short-Term Loss	Long-Term Loss	Total

Schroder Emerging Market Equity Fund	$13,842,925	$1,204,192	$15,047,117
Schroder International Alpha Fund	443,101	—	443,101
Schroder Absolute Return EMD and Currency Fund	20,972	—	20,972

During the year ended October 31, 2012, the Funds listed below utilized capital loss carryforwards to offset capital gains:

Schroder North American Equity Fund	$21,041,211
Schroder International Multi-Cap Value Fund	417,076
Schroder Global Quality Fund	135,177

At October 31, 2012, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder North American Equity Fund	$486,142,038	$79,170,543	$(25,202,820)	$53,967,723
Schroder U.S. Opportunities Fund	113,859,488	23,062,607	(2,169,150)	20,893,457
Schroder U.S. Small and Mid Cap Opportunities Fund	104,591,554	14,592,706	(1,299,145)	13,293,561
Schroder Emerging Market Equity Fund	559,842,260	51,214,797	(20,366,621)	30,848,176
Schroder International Alpha Fund	67,441,907	5,474,550	(3,092,731)	2,381,819
Schroder International Multi-Cap Value Fund	63,404,046	4,727,623	(2,834,141)	1,893,482
Schroder Global Quality Fund	74,931,081	6,498,393	(2,751,640)	3,746,753
Schroder Total Return Fixed Income Fund	108,423,631	3,403,205	(25,110)	3,378,095
Schroder Absolute Return EMD and Currency Fund	76,820,267	1,279,771	(359,509)	920,262

NOTE 9 — PORTFOLIO INVESTMENT RISKS

Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Global Quality Fund and Schroder Absolute Return EMD and Currency Fund have a relatively large portion of their assets invested in companies or issuers domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Quality Fund may invest more than 25% of its total assets in issuers located in any one country or group of countries. When a Fund invests in a foreign country, it is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund’s assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2012

concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Under normal market conditions, Schroder Absolute Return EMD and Currency Fund invests in emerging markets debt securities and will have exposure to currencies around the world, including currencies of emerging market countries. The values of foreign currencies relative to the U.S. dollar may be extremely volatile and may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of a Fund’s assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments. If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and potentially the Fund’s income available for distribution.

Schroder Total Return Fixed Income Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

NOTE 10 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2012 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder North American Equity Fund	3	93.40%
Schroder U.S. Opportunities Fund	3	75.11
Schroder U.S. Small and Mid Cap Opportunities Fund	5	83.43
Schroder Emerging Market Equity Fund	8	63.59
Schroder International Alpha Fund	4	91.79
Schroder International Multi-Cap Value Fund	2	79.19
Schroder Global Quality Fund	2	12.99
Schroder Total Return Fixed Income Fund	5	68.52
Schroder Absolute Return EMD and Currency Fund	4	62.64

Some of the accounts shown above for Schroder North American Equity Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund are owned by an affiliate of SIMNA.

NOTE 11 — LINE OF CREDIT

The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $25 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on its borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. For the year ended October 31, 2012, Schroder Global Quality Fund utilized the line of credit for varying amounts up to $13,407,224 for a period of 7 days paying interest of $2,701, which is included in the Statement of Operations as custody expense.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2012

NOTE 12 — CAPITAL SHARE TRANSACTIONS

Capital share transactions for the year or period ended October 31, 2012 and the year or period ended October 31, 2011, were as follows:

	North American Equity Fund		U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund
	2012	2011	2012	2011	2012	2011
Investor Shares:
Sales of shares	1,069,953	8,123,797	215,297	430,858	2,990,815	15,742,261
Reinvestment of distributions	687,109	605,088	217,958	—	122,071	161,627
Redemption of shares	(4,742,515)	(9,292,092)	(1,535,077)	(1,757,970)	(12,183,603)	(7,767,722)
Net increase (decrease) in Investor Shares	(2,985,453)	(563,207)	(1,101,822)	(1,327,112)	(9,070,717)	8,136,166
Advisor Shares:
Sales of shares	12,975	4,849	4,816	19,918	36,208	200,650
Reinvestment of distributions	205	237	4,263	—	8,025	19,144
Redemption of shares	(12,967)	(6,285)	(66,368)	(34,550)	(161,568)	(489,354)
Net increase (decrease) in Advisor Shares	213	(1,199)	(57,289)	(14,632)	(117,335)	(269,560)

	Emerging Market Equity Fund		International Alpha Fund		International Multi-Cap Value Fund
	2012	2011	2012	2011	2012	2011
Investor Shares:
Sales of shares	18,488,834	10,777,360	3,679,238	1,243,461	6,760,926	293,828
Reinvestment of distributions	274,662	76,839	27,491	47,340	9,992	3,560
Redemption of shares	(3,950,563)	(3,168,303)	(1,731,556)	(1,003,487)	(1,634,637)	(64,097)
Net increase in Investor Shares	14,812,933	7,685,896	1,975,173	287,314	5,136,281	233,291
Advisor Shares:
Sales of shares	6,434,519	3,916,396	224,943	560,766	772,859	717,925
Reinvestment of distributions	107,338	34,806	—	49,737	17,257	3,775
Redemption of shares	(2,429,046)	(2,690,491)	(301,866)	(2,802,736)	(511,618)	(151,989)
Net increase (decrease) in Advisor Shares	4,112,811	1,260,711	(76,923)	(2,192,233)	278,498	569,711

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2012

	Global Quality Fund				Total Return Fixed Income Fund		Absolute Return EMD and Currency Fund
	2012		2011(a)		2012	2011	2012(b)
Investor Shares:
Sales of shares	—		—		2,114,376	3,872,772	8,565,473
Reinvestment of distributions	—		—		268,219	570,983	—
Redemption of shares	—		—		(1,964,880)	(1,712,566)	(1,429,938)
Redemption of shares in-kind	—		—		—	(6,301,208)	—
Net increase (decrease) in Investor Shares	—		—		417,715	(3,570,019)	7,135,535
Advisor Shares:
Sales of shares	—		—		265,725	104,834	805,575
Reinvestment of distributions	—		—		6,724	16,447	—
Redemption of shares	—		—		(111,558)	(269,637)	(100,458)
Net increase (decrease) in Advisor Shares	—		—		160,891	(148,356)	705,117
Institutional Class Shares:
Sales of shares	2,560,663	(e)	6,925,260	(d)	—	—	—
Reinvestment of distributions	165,153	(e)	5,470	(d)	—	—	—
Redemption of shares	(2,025,363	)(e)	(313,820	)(d)	—	—	—
Net increase in Institutional Class Shares	700,453		6,616,910		—	—	—
Institutional Service Class Shares(c):
Sales of shares	4,655		—		—	—	—
Net increase in Institutional Service Class Shares	4,655		—		—	—	—

(a) Fund commenced investment activities on November 9, 2010.

(b) Fund commenced investment activities on December 15, 2011.

(c) Class commenced operations on September 28, 2012.

(d) Restated to reflect the effect of a 10 for 1 share split on September 27, 2012. (See Note 14)

(e) Adjusted to reflect the effect of a 10 for 1 share split on September 27, 2012. (See Note 14)

Schroder Mutual Funds

Notes to Financial Statements (concluded)

October 31, 2012

NOTE 13 — LITIGATION

In May 2011, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust, in the case captioned Weisfelner v. A. Holmes & H. Holmes TTEE, et al. (Adv. Pro. No. 10-5525) (Bankr. S.D.N.Y.) (the “Litigation Trust Action”).  In January 2012, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as trustee of the LB Creditors Trust, in the case captioned Weisfelner v. Fund 1 et al. (Adv. Pro. No. 10-04609) (the “Creditors Trust Action”).  Both litigations seek to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company as alleged fraudulent transfers.  The Litigation Trust Action asserted intentional and constructive fraudulent transfer actions under the Bankruptcy Code, and the Creditors Trust Action asserted intentional and constructive fraudulent transfer actions under state law.  Both litigations allege that Schroders US Mutual Funds received $2,045,424 in payments in the leveraged buyout.  The Funds’ records indicate that Schroder North American Equity Fund received payment in that amount related to the buyout, and that Fund is the only Schroder U.S. mutual fund that received such a payment.  Schroder North American Equity Fund has joined in motions to dismiss that were previously filed by other defendants.  By order dated October 6, 2011, the motions to dismiss were granted with respect to the constructive fraudulent transfer claims brought under the Bankruptcy Code in the Litigation Trust Action.  The motions to dismiss remain pending with respect to the constructive fraudulent transfer claims brought under state law and the intentional fraudulent transfer claims.  The possible outcome of the actions is currently uncertain.

NOTE 14 — SHARE SPLIT AND SPECIAL DIVIDEND

Effective on September 27, 2012, the Trustees declared a ten for one share split for Schroder Global Quality Fund — Institutional Class with respect to its shareholders of record on September 26, 2012. The Trustees also declared a special dividend on September 21, 2012 to shareholders of record of Schroder Global Fund — Institutional Class on September 20, 2012.

NOTE 15 — RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued ASU No. 2011-11, a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments in this update require an entity to disclose information about offsetting of assets and liabilities and facilitate comparison between U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013.  At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

NOTE 15 — SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of October 31, 2012.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Schroder Global Series Trust,

Schroder Capital Funds (Delaware) and

Schroder Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder North American Equity Fund and Schroder Global Quality Fund (constituting part of Schroder Global Series Trust), Schroder U.S. Opportunities Fund and Schroder International Alpha Fund, (constituting Schroder Capital Funds (Delaware)) and Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Total Return Fixed Income Fund, and Schroder Absolute Return EMD and Currency Fund (constituting part of the Schroder Series Trust) (collectively referred to as the “Funds”) at October 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2012

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS FOR THE SCHRODER MUTUAL FUNDS

The advisory and subadvisory agreements (the “Advisory Agreements”) for all of the Schroder Mutual Funds (the “Funds”) are subject to annual approval by the Trustees of the Funds. The Trustees meet over the course of the year with investment advisory personnel from Schroder Investment Management North America Inc. (“SIMNA”) and regularly review detailed information regarding the investment program and performance of each Fund. The Trustees met in June 2012 to consider the continuation of the Advisory Agreements in respect of each of the Funds included in this report for the following year. The Trustees considered a number of factors, though they did not identify any one particular factor alone that they considered determinative. Factors considered by the Trustees included those described below, among others.

The Trustees considered the overall nature, extent and quality of the services provided by SIMNA, and the services provided by Schroder Investment Management North America Limited (“SIMNA Ltd.”) as sub-advisor to Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder Global Quality Fund and Schroder Global Value Fund pursuant to subadvisory agreements (the “Subadvisory Agreements”) between SIMNA and SIMNA Ltd. They also considered the non-advisory services provided by affiliates of SIMNA. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of SIMNA’s senior management, and the time and attention devoted by each to the Funds.

Representatives of SIMNA discussed with the Trustees the detailed fee and expense and performance information presented by the Lipper organization for each of the Funds in connection with the proposed renewal of the Advisory Agreements. Representatives of SIMNA also discussed the methodology used by Lipper to independently select peer group funds for the Funds, noting that SIMNA has the opportunity to make certain requests; for example, SIMNA noted that it can request an additional benchmark, and that such requests are noted in the notes explaining the peer group selection. Representatives of SIMNA explained to the Trustees that the Lipper report displays information on the contractual advisory fee and the actual advisory fee (contractual advisory fees after any applicable fee waiver and/or expense limitation), and that the actual advisory fee includes both the advisory fee paid to SIMNA and the administrative fee paid to SEI Investments Global Funds Services (“SEI”).

In reviewing the Lipper information, the Trustees considered the advisory fee for Schroder North American Equity Fund. The Trustees’ review showed that the Fund is competitive in its performance and low in its overall expense ratio, with contractual and actual advisory fees ranking first and second, respectively, out of sixteen peer group funds, and Investor Shares total expenses ranking in the first quintile and Advisor Shares total expenses ranking in the second quintile as measured by Lipper compared to peer group funds.  The Trustees noted that the Fund’s performance in the last year was in the first quintile for Investor Shares and second quintile for Advisor Shares compared to its Lipper peer group. The Trustees determined that Schroder North American Equity Fund’s advisory fee did not appear unreasonable in light of the information provided.

The Trustees’ review of Schroder International Multi-Cap Value Fund showed that, although the Fund’s contractual advisory fee was high and in the fifth quintile compared to its Lipper peer group, the actual advisory fee paid was in the third quintile, with Investor Shares total expenses ranking in the first quintile and Advisor Shares ranking in the third quintile.  Representatives of SIMNA also noted that those comparisons did not include the reduced advisory fee, effective March 21, 2012, of 0.80% of the Fund’s average daily net assets, except for one table in the Lipper materials, which reflected the reduced fee and placed the Fund fourth out of thirteen peer funds in terms of contractual advisory fees.  The Trustees considered that, although the Fund ranked third in investment performance out of three peer group funds in the calendar year ended December 31, 2011, it ranked first out of three peer group funds for the previous two and three calendar year periods ended December 31, 2011.  Representatives of SIMNA noted that the peer group was quite small, and that, when the Fund’s performance is measured against the entire comparative performance universe (all retail and institutional international multi-cap value funds, regardless of size or primary distribution channel), the Fund’s performance is in the second quintile for its Investor and Advisor Shares during the last year.  The Trustees determined that Schroder International Multi-Cap Value Fund’s advisory fee did not appear unreasonable in light of the information provided.

With respect to Schroder U.S. Opportunities Fund, representatives of SIMNA noted that the Fund was still closed to new investors.  The Trustees noted that, while the Fund’s performance was in the second, third, and fourth quintiles for the one, two, and three calendar year periods ended December 31, 2011, respectively, compared to its peer group and that total expenses were in the third and fifth quintiles for Investor and Advisor Shares, respectively, the Fund’s longer-term performance over the five and ten year periods is very competitive.  The Trustees noted that the contractual advisory fee was in the fourth quintile compared to its peer group.  The

Trustees asked SIMNA to address the recent periods of underperformance and discussed with SIMNA the specific factors, including the long-term nature of the Fund’s strategy, the Fund’s large cash position, and the risk-averse nature of the strategy that had led to underperformance in recent periods and noted that the Fund’s performance relative to its peer group had improved in the last calendar year ended December 31, 2011. Representatives of SIMNA noted that the Fund’s strategy will underperform in a broad market rally, such as the rally that has persisted generally since the 2008-2009 market crisis.  They said that SIMNA remains highly supportive of the portfolio management team and considers its in-depth, quality-based investment strategy to be a premium strategy justifying the relatively high advisory fee paid by the Fund and other Schroder clients in the strategy. The Trustees considered that the Fund’s investment strategy is highly research intensive, requiring a significant amount of resources for the portfolio management team. The Trustees also considered the background and experience of the portfolio management team noting particularly the favorable history and reputation of the portfolio managers in the industry. The Trustees concluded that Schroder U.S. Opportunities Fund’s advisory fee and the total expense ratio did not appear unreasonable given the limited capacity in the strategy, the strategy’s research-intensive orientation, and the Fund’s historically strong performance, although they agreed with representatives of SIMNA to review closely in the coming year the Fund’s strategy and its implementation and any steps SIMNA might recommend to improve relative performance going forward.

The Trustees noted that Schroder U.S. Small and Mid Cap Opportunities Fund’s contractual advisory fee was in the fourth quintile compared to its peer group, but the actual advisory fee paid was in the second quintile compared to its peer group, given the competitive expense reimbursement arrangement. The Trustees considered that, while the Fund’s Investor and Advisor Shares have performed in the first and second quintiles since inception compared to its peer group, its Investor and Advisor Shares have performed in the second and third quintiles respectively, in the last calendar year ended December 31, 2011, and the fourth and fifth quintiles for the two and three calendar year periods ended December 31, 2011. The Trustees asked SIMNA to address the recent periods of underperformance and SIMNA noted that the factors contributing to the Fund’s underperformance are generally the same as those contributing to the U.S. Opportunities Fund’s underperformance. As was the case for U.S. Opportunities Fund, the Trustees also considered the background and experience of the portfolio management team noting particularly the favorable history and reputation of the portfolio managers in the industry. The Trustees determined that the advisory fee did not appear unreasonable in light of the information provided and the historical performance of Schroder U.S. Small and Mid Cap Opportunities Fund, but, as in the case of the U.S. Opportunities Fund, they agreed with representatives of SIMNA to review closely in the coming year the Fund’s strategy and its implementation and any steps SIMNA might recommend to improve relative performance going forward.

As to Schroder International Alpha Fund, representatives of SIMNA noted that the contractual advisory fee shown in the Lipper materials did not reflect the reduced advisory fee of 0.80% of the Fund’s average daily net assets, which was effective March 21, 2012, except for one table in the Lipper materials, which reflected the reduced fee and placed the Fund sixth out of ten peer funds in terms of contractual advisory fees.  The Trustees noted that the Fund’s total expenses were in the first and third quintiles for Investor and Advisor Shares, respectively, compared to the Fund’s peer group, and the Fund’s performance was fourth and fifth out of its peer group of five funds during the calendar year ended December 31, 2011 for Investor Shares and Advisor Shares, respectively.  Representatives of SIMNA noted that the peer group was quite small, and that, when the Fund’s performance is measured against the entire comparative performance universe, it is in the third quintile for both its Investor and Advisor Shares during the five year period ended December 31, 2011.  Representatives of SIMNA also noted that the Fund is a relatively small fund and that SIMNA believes that the Fund’s performance would be benefitted by increased scale. Representatives of SIMNA said that, although Schroders had recently redeemed its “seed money” shares of the Fund, the Fund had been experiencing asset inflows on a net basis.  The Trustees determined that Schroder International Alpha Fund’s advisory fee did not appear unreasonable in light of the information provided.

With respect to Schroder Emerging Market Equity Fund, the Trustees noted that, while the contractual advisory fee was in the fourth quintile when compared to the Fund’s peer group, the actual advisory fee was in the second quintile compared to its peer group.  The Trustees also noted that total expenses were in the first quintile for Investor Shares and third quintile for Advisor Shares compared to the Fund’s peer group.  The Trustees considered that the Fund had experienced second quintile performance during the calendar year ended December 31, 2011 when compared to the Fund’s peer group and that the Fund had experienced first quintile performance since inception when compared to the Fund’s peer group.  The Trustees determined that the advisory fee did not appear unreasonable in light of the information provided and the Fund’s historical performance.

For Schroder Total Return Fixed Income Fund, the Trustees considered that the Fund has competitive contractual and actual advisory fees, ranking third out of sixteen peer group funds for contractual advisory fees and fourth out of sixteen peer group funds for actual advisory fees.  The Trustees noted that total expenses were ranked in the first quintile for Investor Shares and second quintile for

Advisor Shares compared to peer group funds.  The Trustees also noted that the Fund’s performance was in the second quintile in the calendar year ended December 31, 2011. The Trustees determined that Schroder Total Return Fixed Income Fund’s advisory fee did not appear unreasonable in light of the information provided.

With respect to Schroder Global Quality Fund, the Trustees considered that the Fund’s performance for the calendar year ended December 31, 2011 compared to its peer group was in the second quintile and that the Fund’s contractual and actual advisory fees were in the first quintile for its peer group.  The Trustees also considered that total expenses of the Fund were in the first quintile.  The Trustees determined that the advisory fee did not appear unreasonable in light of the information provided.

For Schroder Global Value Fund, representatives of SIMNA noted that the Fund had not commenced investment operations and therefore comparative performance data was unavailable.  The Trustees considered that the Fund’s contractual advisory fee ranked first out of its peer group of nine funds.  In light of the information provided, the Trustees determined to continue the Fund’s contractual arrangements unchanged.

As to Schroder Absolute Return EMD and Currency Fund, representatives of SIMNA noted that the Fund had only recently commenced investment operations and therefore comparative performance data was unavailable.  The Trustees considered that the contractual advisory fee ranked fifth out of fourteen funds in its peer group.  In light of the information provided, the Trustees determined to continue the Fund’s contractual arrangements unchanged.

The Trustees noted that the advisory fees or the advisory and administrative fees charged by SIMNA to the Funds appeared generally to be fair compared to those paid by other clients of SIMNA.  They noted that SIMNA generally charges lower fees to third-party mutual funds for which SIMNA serves as sub-advisor. Representatives of SIMNA reviewed with the Trustees the reasons for the differences between the fees charged to the Funds and to those third-party mutual funds, citing, among other things, the fact that the services and resources required of SIMNA where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function, among other things, are retained in part by the primary advisor. The Trustees also noted that in many cases the fees charged to SIMNA’s separate account clients are lower than those charged to the Funds. Representatives of SIMNA stated that this is primarily due to the fact that the compliance, legal, and administrative burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients and that management of public mutual funds generally subjects SIMNA and SIMNA Ltd. to increased regulatory and enterprise risk. Representatives of SIMNA also reported that the Funds require the resources necessary to conduct daily valuation and to satisfy liquidity requirements, which is not necessarily the case for separate account clients.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. They concluded, in light of the sizes of the Funds and their expected growth rates, that it did not appear necessary at this point for new breakpoints to be implemented, although they would continue to consider the matter in the future as the Funds grow.  In addition, representatives of SIMNA noted that most of the Funds were relatively small and, in its view, competitively priced, and that SIMNA believed that where it is recognizing profit from a product, the level of profitability is not excessive.  Representatives of SIMNA also noted that the investment strategies for certain of the Funds, such as the Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder U.S. Opportunities Fund, require in-depth company research and that, as a result, those strategies do not as readily give rise to economies of scale, and are in fact not generally as scalable, as many other investment strategies.

Representatives of SIMNA reviewed, and the Trustees considered, the profitability analysis with respect to each Fund for the years ended December 31, 2011 and December 31, 2010, noting that the profitability improved in 2011 as compared to 2010 as assets have grown.  Representatives of SIMNA noted that asset flows increased into many of the Funds, with Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, and Schroder Global Quality Fund having particularly strong sales during the 2011 calendar year. They also noted that Schroder U.S. Small and Mid Cap Opportunities Fund was closed to new investors from April 1, 2011 to May 1, 2012, which negatively affected its growth during such period, that Schroder U.S. Opportunities Fund remains closed to new investors, but continued to earn a profit.  The Trustees considered among other things that Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund had recently reduced its management fee from 0.975% to 0.80% and 1.00% to 0.80%, respectively, of the Fund’s average daily net assets. The Trustees concluded that the profitability of the Funds to Schroders did not appear unreasonable in light of services rendered, the Funds’ performance records, and SIMNA’s investment of resources in the Funds.

In June 2012, the Trustees approved amendments to the Subadvisory Agreements, reflecting a reallocation of the advisory fees between SIMNA and SIMNA Ltd. Representatives of SIMNA explained that, under the Subadvisory Agreements, SIMNA currently paid to SIMNA Ltd. a monthly fee in an amount equal to 50% of all fees actually paid by the relevant Fund to SIMNA for such month, provided that SIMNA Ltd.’s fee for any period had been reduced such that SIMNA Ltd. would bear 50% of any voluntary fee waiver observed or expense reimbursement borne by SIMNA. Representatives of SIMNA further explained that the allocation of advisory and sub-advisory fees was intended to reflect the relative responsibilities, costs, and risks borne by the two entities, the direct client relationship by SIMNA with the Funds, and other factors, and that the 50% allocation was set initially based on Schroders’ appraisal of these factors at the time the Subadvisory Agreements were entered into. Representatives of SIMNA noted that Schroders reviews this allocation periodically. On the basis of SIMNA’s recommendation, the percentages of the fees paid by SIMNA to SIMNA Ltd. under the Subadvisory Agreements were changed to the following: Schroder International Alpha Fund — 51%, Schroder North American Equity Fund — 53%, Schroder Emerging Market Equity Fund — 41%, Schroder International Multi-Cap Value Fund — 51%, Schroder Absolute Return EMD and Currency Fund — 51%, Schroder Global Quality Fund — 53%, and Schroder Global Value Fund — 53%.

After considering all the information described above, the Trustees at the meeting, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Funds, SIMNA or SIMNA Ltd., in concluding that each of the Fund’s fees appeared reasonable, unanimously voted to approve the continuation of the Advisory Agreements in respect of each of the Funds, including the advisory fees proposed in connection with that continuation.

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•      Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•      Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,017.70	0.36%	$1.83
Advisor Shares	1,000.00	1,003.00	0.71	3.61
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.39	0.36%	$1.84
Advisor Shares	1,000.00	1,018.70	0.71	3.62

Schroder U.S. Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,004.10	1.34%	$6.77
Advisor Shares	1,000.00	1,002,90	1.58	7.98
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.45	1.34	$6.82
Advisor Shares	1,000.00	1,017.24	1.58	8.03

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/366 (to reflect the one-half year period).

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder U.S. Small and Mid Cap Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$979.30	1.05%	$5.24
Advisor Shares	1,000.00	977.50	1.30	6.48
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.91	1.05%	$5.35
Advisor Shares	1,000.00	1,018.65	1.30	6.61

Schroder Emerging Market Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$992.30	1.24%	$6.23
Advisor Shares	1,000.00	990.70	1.49	7.48
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.95	1.24	$6.31
Advisor Shares	1,000.00	1,017.69	1.49	7.58

Schroder International Alpha Fund
Actual Expenses
Investor Shares	$1,000.00	$1,004.10	0.95%	$4.80
Advisor Shares	1,000.00	1,003.00	1.30	6.55
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,020.42	0.95	$4.84
Advisor Shares	1,000.00	1,018.60	1.30	6.60

Schroder International Multi-Cap Value Fund
Actual Expenses
Investor Shares	$1,000.00	$1,027.50	0.95%	$4.85
Advisor Shares	1,000.00	1,025.10	1.30	6.62
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,020.42	0.95	$4.84
Advisor Shares	1,000.00	1,018.75	1.30	6.60

Schroder Global Quality Fund
Actual Expenses
Institutional Class Shares	$1,000.00	$1,019.20	0.70%	$3.56
Institutional Service Class Shares	1,000.00	996.30	0.80	0.74
Hypothetical Example for Comparison Purposes
Institutional Class Shares	$1,000.00	$1,021.68	0.70	$3.57
Institutional Service Class Shares	1,000.00	1,021.17	0.80	4.06

Schroder Total Return Fixed Income Fund
Actual Expenses
Investor Shares	$1,000.00	$1,044.50	0.40%	$2.06
Advisor Shares	1,000.00	1,043.20	0.65	3.35
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.19	0.40	$2.04
Advisor Shares	1,000.00	1,021.93	0.65	3.31

Schroder Absolute Return EMD and Currency Fund
Actual Expenses
Investor Shares	$1,000.00	$1,010.10	1.15%	$5.83
Advisor Shares	1,000.00	1,008.10	1.40	7.09
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.41	1.15	$5.85
Advisor Shares	1,000.00	1,018.15	1.40	7.12

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/366 (to reflect the one-half year period).

Trustees and Officers (unaudited)

Additional information regarding the Trustees is included in the Funds’ Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Series In Fund Complex Overseen by Board Member (a)	Other Directorships Held by Board Member
Trustees

Catherine A. Mazza†, 52 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman (All Trusts)	Indefinite Since 2003 (SGST) Since 2006 (SCFD and SST)	Trustee and Chairman of each Trust; Institutional Relationship Director, SIMNA; Member of the Board of Managers, Schroder Fund Advisors LLC. Formerly, President and Chief Executive Officer, SCFD and SST; Senior Vice President, SIMNA.	10	None

Jay S. Calhoun*, 57 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 12/2010	Treasurer, Carnegie Mellon University. Formerly, Managing Partner, Rysamax Partners (marketing and business development support); Senior Vice President and Treasurer, New York Life Insurance Company.	10	None

Margaret M. Cannella*, 60 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 12/2010	Adjunct professor, Columbia Business School. Formerly, Managing Director, JP Morgan Securities Inc.; Head, Credit Research, JP Morgan Securities Inc.; and Head, Equity Research, JP Morgan Securities Inc.	10	Wilshire Mutual Funds, Inc. (15 funds) and Wilshire Variable Insurance Trust, Inc. (9 funds)

Mark D. Gersten*, 62 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2012	Senior Vice President — Global Fund Administration, Mutual and Alternative Funds, AllianceBernstein L.P. (investment management).	10	Two Roads Share Trust (4 funds)

*             Also serves as a member of the Audit Committee for each Trust on which they serve. Mr. Gersten is the Chairman of the Audit Committee.

†             Trustee deemed to be an “interested person” of the Trusts as defined in the 1940 Act is referred to as an “Interested Trustee.” Ms. Mazza is an Interested Trustee due to her status as an officer and employee of SIMNA, the Trust’s investment advisor and its affiliates.

(a)     The “Fund Complex” includes all series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust.

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Mark A. Hemenetz, 56 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite Since 2004	Chief Operating Officer-Americas, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC.

Alan M. Mandel, 55 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer and Principal Financial and Accounting Officer	Indefinite Since 1998 (SST and SCFD) Since 2003 (SGST)	Head of Fund Administration, SIMNA; Member of Board of Managers, Schroder Fund Advisors, LLC.

Stephen M. DeTore, 61 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite Since 2005	Chief Compliance Officer, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC.

William Sauer, 49 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Since 2008	Head of Investor Services, SIMNA. Formerly, Vice President, The Bank of New York

Carin Muhlbaum, 50 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 1998 (SST and SCFD) Vice President since 2003 (SGST)	General Counsel, SIMNA; Member of Board of Managers, Secretary and General Counsel, Schroder Fund Advisors LLC.

Abby Ingber, 49 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Legal Officer and Secretary/Clerk	Indefinite Chief Legal Officer since 2006 Secretary/Clerk since 2007	Deputy General Counsel, SIMNA. Formerly, Senior Counsel, TIAA-CREF.

Angel Lanier, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite Since 2005	Legal Assistant, SIMNA; Assistant Secretary, Schroder Fund Advisors LLC.

Notice to Shareholders (unaudited)

For shareholders that do not have an October 31, 2012 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2012 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2012, each Fund has designated the following items with regard to distributions paid during the year.

	Long Term (15% Rate) Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deductions (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualifying Interest Income (4)	Qualifying Short-Term Capital Gain (5)
Schroder North American Equity Fund	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Schroder U.S. Opportunities Fund	99.68%	0.32%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%
Schroder U.S. Small and Mid Cap Opportunities Fund	80.51%	19.49%	100.00%	66.22%	68.40%	0.00%	0.00%	100.00%
Schroder Emerging Market Equity Fund (a)	31.23%	68.77%	100.00%	0.79%	100.00%	0.00%	0.00%	0.00%
Schroder International Alpha Fund (b)	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%
Schroder International Multi-Cap Value Fund (c)	0.00%	100.00%	100.00%	0.04%	98.58%	0.00%	0.00%	0.00%
Schroder Global Quality Fund (d)	0.00%	100.00%	100.00%	26.91%	94.42%	0.00%	0.01%	0.00%
Schroder Total Return Fixed Income Fund	0.00%	100.00%	100.00%	0.00%	0.00%	2.23%	57.76%	100.00%
Schroder Absolute Return EMD and Currency Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and is reflected as a percentage of “Ordinary Income Distributions”.
(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for shareholders of the Schroder Total Return Fixed Income Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid by foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Job Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid by foreign investors.

(a)

The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2012, the total amount of foreign source gross income is $11,768,404. The total amount of foreign tax to be paid is $1,098,597. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(b)

The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2012, the total amount of foreign source gross income is $1,646,650. The total amount of foreign tax to be paid is $206,796. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(c)

The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2012, the total amount of foreign source gross income is $1,386,542. The total amount of foreign tax to be paid is $114,240. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(d)

The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2012, the total amount of foreign source gross income is $1,456,263. The total amount of foreign tax to be paid is $105,189. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

On December 7, 2012, the following Funds made per share income, short-term and long-term capital gain distributions to the shareholders of record as of December 6, 2012:

	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Schroder North American Equity Fund
Investor Shares	$0.2157	$—	$—
Advisor Shares	0.1782	—	—
Schroder U.S. Opportunities Fund
Investor Shares	0.0137	0.0265	1.8831
Advisor Shares	—	0.0265	1.8831
Schroder U.S. Small and Mid Cap Opportunities Fund
Investor Shares	—	0.1903	0.5557
Advisor Shares	—	0.1903	0.5557
Schroder Emerging Market Equity Fund			—
Investor Shares	0.1131	—	—
Advisor Shares	0.0891	—	—
Schroder International Alpha Fund
Investor Shares	0.1056	—	—
Advisor Shares	0.0798	—	—
Schroder International Multi-Cap Value Fund
Investor Shares	0.1628	—	—
Advisor Shares	0.1462	—	—
Schroder Global Quality Fund
Institutional Shares	0.0924	—	—
Institutional Service Shares	0.0923	—	—
Schroder Total Return Fixed Income Fund
Investor Shares	—	0.3296	0.0757
Advisor Shares	—	0.3296	0.0757
Schroder Absolute Return EMD and Currency Fund
Investor Shares	0.1184	—	—
Advisor Shares	0.1050	—	—

Notes

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•                  Social Security number and income

•                  account balances and account transactions

•                  assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call BFDS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Who we are

Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC

What we do

How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

•                  open an account and provide account information

•                  give us your contact information

•                  show your driver’s license or government issued ID

•                  enter into an investment advisory contract

•                  make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•                  sharing for affiliates’ everyday business purposes—information about your creditworthiness

•                  affiliates from using your information to market to you

•                  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•                 Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•                 Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Advisor	Schroder Investment Management North America, Inc. 875 Third Avenue, 22nd Floor New York, NY

Trustees	Catherine A. Mazza (Chairman) Jay S. Calhoun Margaret M. Cannella Mark D. Gersten

Distributor	Schroder Fund Advisors LLC 875 Third Avenue, 22nd Floor New York, NY 10022

Transfer & Shareholder Servicing Agent	Boston Financial Data Services, Inc.

Custodian	JPMorgan Chase Bank

Counsel	Ropes & Gray LLP

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

Schroder Capital Funds (Delaware) Schroder Series Trust Schroder Global Series Trust P.O. Box 8507 Boston, MA 02266 (800) 464-3108 56095

Item 2.         Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.         Audit Committee Financial Expert.

(a)(1)  The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial expert is Mark Gersten.  Mr. Gersten is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.         Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2012					2011
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$164,909		N/A	$39,800		$148,997		N/A	$38,780
(b)	Audit-Related Fees	$0		$0	$0		$0		$0	$0
(c)	Tax Fees	$26,368	(1)	$0	$507,550	(2)	$18,530	(1)	$0	$432,838	(2)
(d)	All Other Fees	$0		$0	$0		$0		$0	$0

Notes:

(1)         Tax return preparation fees.

(2)         Tax compliance services provided to service affiliates of the Funds.

(e)(1)      The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2)                   Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2012	2011
Audit-Related Fees	n/a	n/a
Tax Fees	0%	0%
All Other Fees	n/a	n/a

(f)                                   Not applicable.

(g)                                  The aggregate non-audit fees and services billed by PricewaterhouseCoopers LLP for the last two fiscal years were $533,918 and $451,368 for 2012 and 2011, respectively.

(h)                                 Not applicable.

Item 5.         Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.         Schedule of Investments

Not applicable.

Item 7.         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.         Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.         Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from August 1, 2012 through October 31, 2012 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Series Trust

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Date: December 28, 2012

By (Signature and Title)*	/s/ Alan M. Mandel
Alan M. Mandel
Treasurer and Chief Financial Officer
Date: December 28, 2012

*     Print the name and title of each signing officer under his or her signature.